UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE AB PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2022

Date of reporting period: February 28, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

FEB    02.28.22

SEMI-ANNUAL REPORT

AB ALL MARKET TOTAL RETURN PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Total Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 1

SEMI-ANNUAL REPORT

April 5, 2022

This report provides management’s discussion of fund performance for the AB All Market Total Return Portfolio for the semi-annual reporting period ended February 28, 2022.

The Fund’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk.

NAV RETURNS AS OF FEBRUARY 28, 2022 (unaudited)

	6 Months	12 Months

AB ALL MARKET TOTAL RETURN PORTFOLIO

Class A Shares	-6.93%	4.65%

Class C Shares	-7.25%	3.87%

Advisor Class Shares[1]	-6.74%	4.92%

Class R Shares[1]	-7.12%	4.18%

Class K Shares[1]	-6.96%	4.54%

Class I Shares[1]	-6.78%	4.93%

Primary Benchmark: MSCI ACWI (net)	-5.26%	7.81%

Bloomberg Global Aggregate Bond Index (USD hedged)	-3.76%	-2.19%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended February 28, 2022.

All share classes of the Fund underperformed the primary benchmark and the Bloomberg Global Aggregate Bond Index (USD hedged) for the six-month period, before sales charges. Overall allocation within fixed-income assets detracted, while allocation within equities and diversifiers contributed to absolute performance. Security selection within equities was negative, while selection within fixed income and alternative strategies was positive.

During the 12-month period, all share classes of the Fund underperformed the primary benchmark and outperformed the Bloomberg Global

2 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

Aggregate Bond Index (USD hedged), before sales charges. Overall allocation within fixed income was negative, while allocation within equities and alternative strategies was positive. Security selection within equities detracted, while selection within fixed income and diversifiers contributed.

The Fund utilized derivatives for hedging and investment purposes in the form of credit default swaps, total return swaps, variance swaps and written swaptions, which contributed to absolute performance for both periods; futures, inflation Consumer Price Index swaps and purchased swaptions detracted for both periods; currency forwards and interest rate swaps detracted for the six-month period, but contributed for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities lost ground during the six-month period ended February 28, 2022. Accommodative monetary policy continued to support an accelerating economic recovery, but—despite generally strong corporate earnings and economic data—equity markets experienced a dramatic increase in volatility later in the period. Persistent high inflation and tightening monetary policy, especially in the US, dampened investor sentiment. The situation was exacerbated by Russia’s invasion of Ukraine in late February, which triggered both the imposition of severe economic sanctions on Russia and a general flight to safe haven assets, including the US dollar and US government bonds. Equity markets recovered some ground late in the month, on speculation that the Russia/Ukraine war might prompt the US Federal Reserve to slow the normalization of monetary policy, but the fear of stalling economic growth weighed on equity prices. Against a backdrop of rising interest rates, value-oriented stocks outperformed growth-oriented stocks, which ended in negative territory. Both large- and small-cap stocks declined, but large-cap stocks outperformed small-cap stocks by a wide margin.

Fixed-income government bond market yields rose on inflation concerns, leading bond prices to fall in all regions. Central banks became more hawkish about raising interest rates, causing short-term yields to rise faster than longer maturities in many markets. Global inflation-linked bonds led relative returns by falling the least versus treasuries. Investor demand for higher-yielding assets led high-yield corporate bonds in developed markets to perform similarly to global treasuries in the risk-off environment, while high-yield corporates in the US outperformed US Treasuries. Investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, underperformed government bonds, particularly in the US. Emerging-market sovereign, corporate and local-currency bonds trailed as the US dollar gained on all major developed-market currencies and most emerging-market currencies. Brent crude oil prices rose sharply, while copper and gold had modest gains.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 3

The Fund’s Senior Investment Management Team (the “Team”) strives to provide the highest total return consistent with reasonable risk. The Team’s global multi-asset strategy focuses on growth and defensively managing market volatility. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a number of asset classes, including equity securities, fixed-income securities, and a number of alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in securities of non-US issuers.

The Fund’s investments in equity securities of issuers consist primarily of securities of large-capitalization companies, but include securities of small- and mid-capitalization companies to a lesser extent, and include derivatives related to equity securities. In selecting equity securities for the Fund, the Adviser uses fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally. Fixed-income securities include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. Fixed-income securities also include debt securities with lower credit ratings (commonly known as “junk bonds”). In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject.

Alternative investments include various instruments, the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as commodities and related derivatives, real estate-related securities and inflation-indexed securities. Alternative investment strategies that may be pursued by the Fund directly or indirectly through investment in other registered investment companies include (i) long/short equity strategies through which the Fund takes long positions in certain securities in the expectation that they will increase in value and takes short positions in other securities in the expectation that they will decrease in value; (ii) strategies that consider macroeconomic and technical factors to identify and exploit opportunities across global asset classes; and (iii) event-driven strategies that

(continued on next page)

4 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

invest in the securities of companies that are expected to become the subject of major corporate events and companies in which an active role in company management has been taken or sought by a third-party investor.

The Adviser adjusts the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure substantially in excess of net assets.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund seeks to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

(continued on next page)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 5

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

6 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for

8 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk: The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 9

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 24, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

10 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.65%	0.19%

5 Years	5.33%	4.42%

10 Years	5.57%	5.11%

CLASS C SHARES

1 Year	3.87%	2.93%

5 Years	4.54%	4.54%

10 Years[1]	4.80%	4.80%

ADVISOR CLASS SHARES[2]

1 Year	4.92%	4.92%

5 Years	5.59%	5.59%

10 Years	5.86%	5.86%

CLASS R SHARES[2]

1 Year	4.18%	4.18%

5 Years	4.88%	4.88%

10 Years	5.15%	5.15%

CLASS K SHARES[2]

1 Year	4.54%	4.54%

5 Years	5.21%	5.21%

10 Years	5.48%	5.48%

CLASS I SHARES[2]

1 Year	4.93%	4.93%

5 Years	5.58%	5.58%

10 Years	5.84%	5.84%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.07%, 1.82%, 0.81%, 1.49%, 1.18% and 0.85% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.39%

5 Years	4.29%

10 Years	5.05%

CLASS C SHARES

1 Year	1.27%

5 Years	4.40%

10 Years[1]	4.73%

ADVISOR CLASS SHARES[2]

1 Year	3.21%

5 Years	5.45%

10 Years	5.78%

CLASS R SHARES[2]

1 Year	2.51%

5 Years	4.75%

10 Years	5.08%

CLASS K SHARES[2]

1 Year	2.81%

5 Years	5.08%

10 Years	5.41%

CLASS I SHARES[2]

1 Year	3.17%

5 Years	5.43%

10 Years	5.76%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$930.70	$4.83	1.01%	$4.93	1.03%
Hypothetical**	$1,000	$1,019.79	$5.06	1.01%	$5.16	1.03%
Class C
Actual	$1,000	$927.50	$8.46	1.77%	$8.55	1.79%
Hypothetical**	$1,000	$1,016.02	$8.85	1.77%	$8.95	1.79%
Advisor Class
Actual	$1,000	$932.60	$3.64	0.76%	$3.74	0.78%
Hypothetical**	$1,000	$1,021.03	$3.81	0.76%	$3.91	0.78%
Class R
Actual	$1,000	$928.80	$6.84	1.43%	$6.93	1.45%
Hypothetical**	$1,000	$1,017.70	$7.15	1.43%	$7.25	1.45%
Class K
Actual	$1,000	$930.40	$5.36	1.12%	$5.46	1.14%
Hypothetical**	$1,000	$1,019.24	$5.61	1.12%	$5.71	1.14%
Class I
Actual	$1,000	$932.20	$3.78	0.79%	$3.88	0.81%
Hypothetical**	$1,000	$1,020.88	$3.96	0.79%	$4.06	0.81%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

February 28, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $604.5

1

All data are as of February 28, 2022. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following types: Asset-Backed Securities, Mortgage Pass-Throughs, Options Purchased–Calls and Warrants.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 15

PORTFOLIO SUMMARY (continued)

February 28, 2022 (unaudited)

1

All data are as of February 28, 2022. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following: Angola, Argentina, Australia, Austria, Bahrain, Belgium, Bermuda, Brazil, Colombia, Costa Rica, Denmark, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Gabon, Ghana, Guatemala, Honduras, Hong Kong, India, Indonesia, Israel, Italy, Ivory Coast, Jamaica, Jersey (Channel Islands), Kenya, Lebanon, Macau, Mexico, Nigeria, Norway, Oman, Pakistan, Panama, Peru, Philippines, Russia, Senegal, Singapore, South Africa, Spain, Turkey, Ukraine, United Arab Emirates, Venezuela and Zambia.

16 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

February 28, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 70.1%
Information Technology – 18.4%
Communications Equipment – 0.3%
Calix, Inc.(a)	11,954	$649,580
Lumentum Holdings, Inc.(a)	9,370	926,318
Telefonaktiebolaget LM Ericsson – Class B	36,972	340,213

		1,916,111

Electronic Equipment, Instruments & Components – 2.4%
Amphenol Corp. – Class A	36,158	2,748,370
Arrow Electronics, Inc.(a)	3,562	434,137
CDW Corp./DE	21,814	3,762,042
Coherent, Inc.(a)	11,386	3,009,547
Flex Ltd.(a)	45,270	746,502
IPG Photonics Corp.(a)	3,143	409,690
LG Innotek Co., Ltd.	1,880	518,979
Rogers Corp.(a)	9,512	2,596,776
Synnex Technology International Corp.	87,000	225,240
WPG Holdings Ltd.	66,000	131,717

		14,583,000

IT Services – 4.8%
Akamai Technologies, Inc.(a)	14,518	1,571,719
Automatic Data Processing, Inc.	20,319	4,154,016
Block, Inc. – Class A(a)	3,810	485,775
Capgemini SE	4,150	868,717
Cognizant Technology Solutions Corp. – Class A	29,328	2,526,021
Computershare Ltd.	8,160	128,931
Fidelity National Information Services, Inc.	6,997	666,324
Gartner, Inc.(a)	1,335	374,361
Genpact Ltd.	6,940	290,370
GoDaddy, Inc. – Class A(a)	5,903	492,369
GreenSky, Inc.(a)	162,812	1,611,839
Kyndryl Holdings, Inc.(a)	987	15,654
Mastercard, Inc. – Class A	18,493	6,672,644
MoneyGram International, Inc.(a)	68,309	733,639
NEC Corp.	5,800	250,941
Network International Holdings PLC(a)(b)	4,745	14,285
Nomura Research Institute Ltd.	8,400	294,863
Paychex, Inc.	10,622	1,264,655
PayPal Holdings, Inc.(a)	19,093	2,137,079
Visa, Inc. – Class A	19,964	4,314,620

		28,868,822

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 3.4%
Advanced Micro Devices, Inc.(a)	6,617	$816,141
Analog Devices, Inc.	2,910	466,444
Applied Materials, Inc.	13,835	1,856,657
ASML Holding NV	770	515,148
Broadcom, Inc.	2,027	1,190,741
CMC Materials, Inc.	12,523	2,322,140
Infineon Technologies AG	30,285	1,024,720
KLA Corp.	2,811	979,633
Lam Research Corp.	490	275,062
MediaTek, Inc.	30,000	1,185,475
Micron Technology, Inc.	7,468	663,606
NeoPhotonics Corp.(a)	112,947	1,729,219
Novatek Microelectronics Corp.	37,000	613,403
NVIDIA Corp.	1,766	430,639
NXP Semiconductors NV	3,180	604,582
QUALCOMM, Inc.	4,848	833,808
Realtek Semiconductor Corp.	16,000	263,807
STMicroelectronics NV	9,780	410,545
Taiwan Semiconductor Manufacturing Co., Ltd.	75,000	1,612,466
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	4,440	475,124
Texas Instruments, Inc.	2,425	412,226
Tower Semiconductor Ltd.(a)	34,634	1,622,603
Wolfspeed, Inc.(a)	3,370	346,166

		20,650,355

Software – 5.9%
Adobe, Inc.(a)	2,465	1,152,831
Autodesk, Inc.(a)	660	145,352
Avaya Holdings Corp.(a)	2,217	30,528
Blue Prism Group PLC(a)	883	15,068
Citrix Systems, Inc.	10,701	1,096,852
Constellation Software, Inc./Canada	620	1,044,907
Dassault Systemes SE	13,800	665,660
Dropbox, Inc. – Class A(a)	21,016	476,853
Fair Isaac Corp.(a)	972	457,997
Fortinet, Inc.(a)	1,794	618,069
McAfee Corp.	37,028	962,358
Microsoft Corp.	59,507	17,780,395
Mimecast Ltd.(a)	10,109	803,969
Momentive Global, Inc.(a)	21,596	339,489
Monitronics International, Inc.(a)	4,469	11,172
NortonLifeLock, Inc.	48,846	1,415,529
Nuance Communications, Inc.(a)	49,761	2,762,731
Oracle Corp.	24,657	1,873,192

18 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oracle Corp./Japan	6,700	$478,552
PTC, Inc.(a)	3,410	379,465
Sage Group PLC (The)	9,510	89,218
SAP SE	10,686	1,205,423
ServiceNow, Inc.(a)	1,272	737,658
VMware, Inc. – Class A	12,058	1,414,644

		35,957,912

Technology Hardware, Storage & Peripherals – 1.6%
Apple, Inc.	34,693	5,728,508
NetApp, Inc.	6,798	532,827
Ricoh Co., Ltd.	5,000	42,654
Samsung Electronics Co., Ltd.	53,542	3,226,087

		9,530,076

		111,506,276

Financials – 11.4%
Banks – 4.9%
ABN AMRO Bank NV (GDR)	39,802	529,654
Akbank TAS	708,340	361,556
Atlantic Capital Bancshares, Inc.(a)	18,207	588,814
Banco Santander SA	136,145	453,365
Bank Leumi Le-Israel BM	103,801	1,124,468
Bank of America Corp.	1,150	50,830
Bank of Jiangsu Co., Ltd.	120,067	126,862
Bank of Nova Scotia (The)	8,141	589,942
BNP Paribas SA	7,689	446,151
China CITIC Bank Corp., Ltd. – Class H	212,000	99,622
China Merchants Bank Co., Ltd. – Class H	22,500	189,659
Citigroup, Inc.	12,939	766,377
Commonwealth Bank of Australia	6,575	446,071
DBS Group Holdings Ltd.	32,100	806,998
Erste Group Bank AG	20,350	723,378
FinecoBank Banca Fineco SpA	6,600	109,994
First Horizon Corp.	83,378	1,957,715
HDFC Bank Ltd. (ADR)	8,540	530,932
Huaxia Bank Co., Ltd.	283,300	253,114
ING Groep NV	39,552	461,908
Investors Bancorp, Inc.	166,018	2,779,141
JPMorgan Chase & Co.	7,244	1,027,199
Jyske Bank A/S(a)	5,464	296,223
KB Financial Group, Inc.	6,410	316,234
KBC Group NV	4,080	293,951
KeyCorp	17,521	439,252
Mitsubishi UFJ Financial Group, Inc.	229,600	1,409,511
National Bank of Canada	8,692	696,937

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nordea Bank Abp	42,313	$468,131
Oversea-Chinese Banking Corp. Ltd.	107,900	934,999
People’s United Financial, Inc.	132,639	2,796,030
Regions Financial Corp.	9,420	227,870
Royal Bank of Canada	11,280	1,247,786
Societe Generale SA	14,052	397,356
SVB Financial Group(a)	1,650	999,900
Toronto-Dominion Bank (The)	9,887	797,824
TriState Capital Holdings, Inc.(a)	52,306	1,736,559
Turkiye Is Bankasi AS – Class C	319,760	185,147
Umpqua Holdings Corp.	68,486	1,462,176
UniCredit SpA	24,220	306,008
US Bancorp	6,550	370,337

		29,805,981

Capital Markets – 4.0%
Ameriprise Financial, Inc.	2,234	669,731
BlackRock, Inc. – Class A	1,595	1,186,505
Charles Schwab Corp. (The)	58,078	4,905,268
CME Group, Inc. – Class A	3,400	804,202
Credit Suisse Group AG	202,230	1,694,102
Deutsche Bank AG(a)	24,370	300,842
Deutsche Boerse AG	2,400	408,534
Goldman Sachs Group, Inc. (The)	8,059	2,750,115
Houlihan Lokey, Inc.	7,279	748,718
Julius Baer Group Ltd.	24,444	1,431,353
Korea Investment Holdings Co., Ltd.(a)	1,250	83,044
London Stock Exchange Group PLC	13,930	1,216,879
Meritz Securities Co., Ltd.	23,951	117,287
Moody’s Corp.	3,575	1,151,257
MSCI, Inc. – Class A	1,550	777,620
Partners Group Holding AG	1,030	1,392,342
S&P Global, Inc.	9,254	3,476,694
Samsung Securities Co., Ltd.	1,060	37,568
Singapore Exchange Ltd.	56,400	391,291
UBS Group AG	27,183	500,079

		24,043,431

Consumer Finance – 0.2%
Ally Financial, Inc.	12,067	602,143
American Express Co.	4,694	913,171

		1,515,314

Diversified Financial Services – 0.2%
Berkshire Hathaway, Inc. – Class B(a)	193	62,040
Chailease Holding Co., Ltd.	13,000	117,981
Far East Horizon Ltd.(c)	264,000	224,994
Fubon Financial Holding Co., Ltd.	10,000	27,001
Groupe Bruxelles Lambert SA	4,741	492,288

20 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Investor AB	17,658	$390,462

		1,314,766

Insurance – 1.6%
Admiral Group PLC	1,106	44,058
Aflac, Inc.	8,900	543,701
AIA Group Ltd.	38,400	398,740
American Financial Group, Inc./OH	1,130	152,991
American National Group, Inc.	7,291	1,378,218
Arch Capital Group Ltd.(a)	8,470	399,022
Aviva PLC	45,840	256,859
Everest Re Group Ltd.	530	158,057
Fidelity National Financial, Inc.	10,360	493,550
Japan Post Holdings Co., Ltd.(a)	56,200	464,532
Japan Post Insurance Co., Ltd.	18,700	319,373
Manulife Financial Corp.	20,373	412,764
Marsh & McLennan Cos., Inc.	4,304	668,885
Medibank Pvt Ltd.	111,665	257,556
MetLife, Inc.	3,020	204,001
Phoenix Group Holdings PLC	4,230	35,059
Poste Italiane SpA	30,224	346,655
Progressive Corp. (The)	7,440	788,119
Prudential Financial, Inc.	5,650	630,879
Sampo Oyj – Class A	7,050	332,651
State Auto Financial Corp.	25,016	1,301,082
Swiss Life Holding AG	90	54,916

		9,641,668

Thrifts & Mortgage Finance – 0.5%
Flagstar Bancorp, Inc.	61,126	2,786,123

		69,107,283

Health Care – 10.3%
Biotechnology – 0.5%
AbbVie, Inc.	4,360	644,277
Abcam PLC(a)	23,540	393,742
Arena Pharmaceuticals, Inc.(a)	19,106	1,814,497
Moderna, Inc.(a)	2,780	427,008

		3,279,524

Health Care Equipment & Supplies – 2.6%
Abbott Laboratories	40,026	4,827,936
Alcon, Inc.	7,700	594,883
Becton Dickinson and Co.	3,240	878,947
Cooper Cos., Inc. (The)	5,315	2,173,941
Getinge AB – Class B	8,805	341,762
Hologic, Inc.(a)	7,650	544,451
IDEXX Laboratories, Inc.(a)	1,028	547,256

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Koninklijke Philips NV	56,330	$1,924,158
Medtronic PLC	18,763	1,969,927
Ortho Clinical Diagnostics Holdings PLC(a)	54,936	971,818
STERIS PLC	3,130	751,200

		15,526,279

Health Care Providers & Services – 1.6%
AmerisourceBergen Corp. – Class A	3,570	508,832
Anthem, Inc.	10,531	4,758,432
Apria, Inc.(a)	24,697	922,186
Centene Corp.(a)	6,678	551,736
Laboratory Corp. of America Holdings(a)	2,026	549,573
Molina Healthcare, Inc.(a)	1,980	607,603
Quest Diagnostics, Inc.	2,270	297,983
Sinopharm Group Co., Ltd. – Class H	50,000	121,209
UnitedHealth Group, Inc.	3,153	1,500,418

		9,817,972

Health Care Technology – 0.8%
Cerner Corp.	22,622	2,109,501
Change Healthcare, Inc.(a)	119,773	2,565,538

		4,675,039

Life Sciences Tools & Services – 1.7%
Bio-Rad Laboratories, Inc. – Class A(a)	1,968	1,231,889
Bruker Corp.	7,320	515,108
Danaher Corp.	2,940	806,765
Gerresheimer AG	4,720	339,347
IQVIA Holdings, Inc.(a)	17,519	4,031,472
Mettler-Toledo International, Inc.(a)	450	633,933
Thermo Fisher Scientific, Inc.	3,488	1,897,472
Waters Corp.(a)	1,850	585,951
West Pharmaceutical Services, Inc.	870	336,760

		10,378,697

Pharmaceuticals – 3.1%
AstraZeneca PLC (Sponsored ADR)	15,939	970,366
BioDelivery Sciences International, Inc.(a)	7,996	44,618
China Traditional Chinese Medicine Co., Ltd.	292,000	166,457
CSPC Pharmaceutical Group Ltd.	200,000	237,073
Eli Lilly & Co.	1,620	404,919
Intersect ENT, Inc.(a)	67,070	1,824,304
Johnson & Johnson	2,905	478,076
Merck & Co., Inc.	9,812	751,403
Novo Nordisk A/S – Class B	14,125	1,461,703
Pfizer, Inc.	17,526	822,670

22 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Roche Holding AG	9,390	$3,556,306
Sanofi	21,107	2,206,368
Sino Biopharmaceutical Ltd.	144,000	91,925
Sumitomo Dainippon Pharma Co., Ltd.(c)	13,300	145,963
Takeda Pharmaceutical Co., Ltd.	17,600	536,629
Vifor Pharma AG	8,683	1,467,427
Zoetis, Inc.	17,902	3,466,722

		18,632,929

		62,310,440

Consumer Discretionary – 7.5%
Auto Components – 1.1%
Aptiv PLC(a)	28,862	3,735,897
ATD New Holdings, Inc.(a)(d)	2,609	216,983
Energy Technology(a)(d)(e)	13	17,225
Veoneer, Inc.(a)	73,159	2,593,486

		6,563,591

Automobiles – 0.4%
BYD Co., Ltd. – Class H	19,500	604,253
Li Auto, Inc. (ADR)(a)	4,400	133,980
Tesla, Inc.(a)	1,707	1,485,824
XPeng, Inc. (ADR)(a)	11,085	403,162

		2,627,219

Distributors – 0.1%
Genuine Parts Co.	3,010	367,702

Diversified Consumer Services – 0.4%
Houghton Mifflin Harcourt Co.(a)	32,923	689,737
Service Corp. International/US	16,578	1,008,771
Terminix Global Holdings, Inc.(a)	16,548	704,283

		2,402,791

Hotels, Restaurants & Leisure – 0.8%
Aristocrat Leisure Ltd.	6,010	164,854
Caesars Entertainment, Inc.(a)	367	30,898
Compass Group PLC	42,712	965,422
Domino’s Pizza, Inc.	1,240	535,940
Galaxy Entertainment Group Ltd.(a)	268,800	1,499,160
Golden Nugget Online Gaming, Inc.(a)	27,143	233,430
MGM Resorts International	11,390	504,463
Shenzhen Overseas Chinese Town Co., Ltd.	474,000	519,028
Starbucks Corp.	7,184	659,419

		5,112,614

Household Durables – 0.4%
Electrolux AB(c)	7,260	129,992
PulteGroup, Inc.	10,690	530,865

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sony Group Corp.	3,200	$326,951
TopBuild Corp.(a)	3,150	676,242
Whirlpool Corp.	2,570	517,264

		2,181,314

Internet & Direct Marketing Retail – 2.1%
Alibaba Group Holding Ltd.(a)	13,200	173,763
Alibaba Group Holding Ltd. (ADR)(a)	10,383	1,092,188
Amazon.com, Inc.(a)	2,873	8,823,730
eBay, Inc.	5,850	319,351
Prosus NV(a)(c)	29,388	1,824,455
ZOZO, Inc.	8,500	242,041

		12,475,528

Leisure Products – 0.0%
CWT Travel Equity(d)	1,901	60,594

Media – 0.0%
Charter Communications, Inc. – Class A(a)	193	116,144

Multiline Retail – 0.1%
Cie Financiere Richemont SA	4,416	591,331

Specialty Retail – 1.0%
AutoZone, Inc.(a)	850	1,583,882
Home Depot, Inc. (The)	2,884	910,854
O’Reilly Automotive, Inc.(a)	710	460,960
TJX Cos., Inc. (The)	42,139	2,785,388
Topsports International Holdings Ltd.(b)	50,000	51,976

		5,793,060

Textiles, Apparel & Luxury Goods – 1.1%
adidas AG	2,113	499,601
Deckers Outdoor Corp.(a)	1,101	317,793
Kering SA	763	529,242
NIKE, Inc. – Class B	37,442	5,112,705
Pandora A/S	2,756	282,207

		6,741,548

		45,033,436

Industrials – 6.4%
Aerospace & Defense – 0.2%
Hexcel Corp.	9,330	540,207
Huntington Ingalls Industries, Inc.	2,504	511,818

		1,052,025

Air Freight & Logistics – 0.2%
FedEx Corp.	930	206,711

24 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hyundai Glovis Co., Ltd.	1,410	$207,997
United Parcel Service, Inc. – Class B	3,280	690,177

		1,104,885

Airlines – 0.1%
China Southern Airlines Co., Ltd.(a)	225,600	247,929
Korean Air Lines Co., Ltd.(a)	7,790	191,922
Spirit Airlines, Inc.(a)	17,760	445,421

		885,272

Building Products – 0.8%
Assa Abloy AB – Class B	22,870	600,285
Otis Worldwide Corp.	38,916	3,048,290
Owens Corning	4,770	444,516
Trex Co., Inc.(a)	5,960	547,367

		4,640,458

Commercial Services & Supplies – 1.1%
Dai Nippon Printing Co., Ltd.	2,400	62,651
Stericycle, Inc.(a)	38,341	2,237,581
Tetra Tech, Inc.	4,140	657,308
TOMRA Systems ASA	10,560	496,968
TOPPAN, Inc.	1,800	35,468
US Ecology, Inc.(a)	44,587	2,115,207
Waste Management, Inc.	5,950	859,180

		6,464,363

Construction & Engineering – 0.0%
WillScot Mobile Mini Holdings Corp.(a)	1,235	43,880

Electrical Equipment – 0.5%
Generac Holdings, Inc.(a)	679	214,204
Regal Rexnord Corp.	2,280	365,598
Rockwell Automation, Inc.	2,570	685,111
Schneider Electric SE	4,550	704,959
Vertiv Holdings Co.	31,799	414,023
Vestas Wind Systems A/S	30,630	987,716

		3,371,611

Industrial Conglomerates – 0.1%
CITIC Ltd.	283,000	330,239
DCC PLC	840	65,918
Toshiba Corp.	6,700	267,128

		663,285

Machinery – 1.8%
CNH Industrial NV	24,709	351,473
Deere & Co.	2,170	781,244
Dover Corp.	9,463	1,484,366
Meritor, Inc.(a)	33,631	1,197,600
Mitsubishi Heavy Industries Ltd.	15,500	457,135

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Parker-Hannifin Corp.	5,185	$1,536,782
SMC Corp.	1,100	657,106
Snap-on, Inc.	2,535	532,806
Volvo AB – Class B	45,480	874,756
Welbilt, Inc.(a)	114,506	2,706,922
Xylem, Inc./NY	4,160	370,032

		10,950,222

Marine – 0.2%
AP Moller – Maersk A/S – Class B	151	477,690
COSCO SHIPPING Holdings Co., Ltd. – Class H(a)	196,000	396,160
SITC International Holdings Co., Ltd.	23,000	94,833

		968,683

Professional Services – 0.9%
Booz Allen Hamilton Holding Corp.	9,276	748,480
Intertrust NV(a)(c)	98,405	2,142,058
Recruit Holdings Co., Ltd.	9,700	409,439
RELX PLC	36,690	1,120,488
Robert Half International, Inc.	4,598	553,093
Wolters Kluwer NV	7,820	796,778

		5,770,336

Road & Rail – 0.1%
Knight-Swift Transportation Holdings, Inc.	7,330	399,339
TFI International, Inc.	470	48,991

		448,330

Trading Companies & Distributors – 0.3%
Beijing United Information Technology Co., Ltd.	14,200	266,654
Ferguson PLC	2,780	423,611
United Rentals, Inc.(a)	1,631	524,562
WW Grainger, Inc.	941	448,913
Xiamen C & D, Inc.	115,400	183,070

		1,846,810

Transportation Infrastructure – 0.1%
International Container Terminal Services, Inc.	38,430	157,857
Shanghai International Port Group Co., Ltd.	273,000	247,349

		405,206

		38,615,366

26 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 5.9%
Diversified Telecommunication Services – 1.7%
BCE, Inc.	6,960	$365,544
BT Group PLC	114,750	286,312
Comcast Corp. – Class A	53,159	2,485,715
LG Uplus Corp.	9,260	101,715
Liberty Global PLC(a)	11,450	296,211
Nippon Telegraph & Telephone Corp.	28,800	827,738
Orange SA	40,097	484,840
Shaw Communications, Inc. – Class B	92,460	2,772,706
Telefonica SA	95,475	455,981
Telstra Corp. Ltd.	177,287	509,458
Vonage Holdings Corp.(a)	91,238	1,853,956

		10,440,176

Entertainment – 1.3%
Activision Blizzard, Inc.	29,788	2,427,722
Electronic Arts, Inc.	19,273	2,507,225
NetEase, Inc.	12,700	245,639
Take-Two Interactive Software, Inc.(a)	460	74,520
Ubisoft Entertainment SA(a)	5,580	299,183
Zynga, Inc. – Class A(a)	277,289	2,517,784

		8,072,073

Interactive Media & Services – 2.4%
Alphabet, Inc. – Class A(a)	406	1,096,663
Alphabet, Inc. – Class C(a)	2,407	6,493,652
Auto Trader Group PLC	69,380	613,602
Kakaku.com, Inc.	13,500	297,012
Meta Platforms, Inc. – Class A(a)	27,884	5,884,361
Tencent Holdings Ltd.	1,800	97,130

		14,482,420

Media – 0.3%
Dentsu Group, Inc.	5,200	207,481
DISH Network Corp. – Class A(a)	609	19,464
Fox Corp. – Class A	11,291	472,302
iHeartMedia, Inc. – Class A(a)	2,453	52,617
Interpublic Group of Cos., Inc. (The)	5,440	200,192
Omnicom Group, Inc.	7,265	609,461
Vivendi SE	12,140	153,252

		1,714,769

Wireless Telecommunication Services – 0.2%
SK Telecom Co., Ltd.	3,820	174,319
SoftBank Group Corp.	16,700	749,429

		923,748

		35,633,186

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 2.9%
Beverages – 1.1%
Asahi Group Holdings Ltd.	49,439	$1,994,338
Coca-Cola Co. (The)	46,088	2,868,517
Constellation Brands, Inc. – Class A	8,880	1,914,706
PepsiCo, Inc.	1,630	266,896

		7,044,457

Food & Staples Retailing – 0.6%
Koninklijke Ahold Delhaize NV	35,082	1,079,201
Kroger Co. (The)	12,401	580,367
Progenic Pharmaceuticals CVR(a)(d)(e)	136,645	– 0	–
Southeastern Grocers, Inc.(a)(d)(e)	8,714	200,422
Walgreens Boots Alliance, Inc.	11,196	516,024
Walmart, Inc.	7,840	1,059,654

		3,435,668

Food Products – 0.7%
Bunge Ltd.	5,781	604,404
China Feihe Ltd.(b)	25,230	30,106
JBS SA	38,500	269,685
Nestle SA	11,773	1,533,971
Salmar ASA	8,339	612,702
Sanderson Farms, Inc.	3,870	691,143
Tyson Foods, Inc. – Class A	6,630	614,336

		4,356,347

Household Products – 0.2%
Procter & Gamble Co. (The)	7,252	1,130,514

Tobacco – 0.3%
Altria Group, Inc.	6,540	335,437
Imperial Brands PLC	6,190	135,352
Philip Morris International, Inc.	4,706	475,635
Swedish Match AB	124,360	904,065

		1,850,489

		17,817,475

Materials – 2.2%
Chemicals – 1.5%
Arkema SA	460	61,004
Atotech Ltd.(a)	83,096	1,991,811
Braskem SA (Preference Shares)	18,000	168,671
Chr Hansen Holding A/S	5,090	371,083
Ferro Corp.(a)	22,512	489,186
GCP Applied Technologies, Inc.(a)	9,378	296,157
International Flavors & Fragrances, Inc.	8,753	1,164,149
Koninklijke DSM NV	3,390	636,520
Kraton Corp.(a)	26,457	1,220,991

28 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Kumho Petrochemical Co., Ltd.(a)	427	$57,607
Linde PLC(a)	4,031	1,182,050
Mitsubishi Chemical Holdings Corp.	45,400	322,514
Mosaic Co. (The)	11,871	622,396
Sumitomo Chemical Co., Ltd.	69,500	331,809

		8,915,948

Construction Materials – 0.3%
Forterra, Inc.(a)	80,267	1,891,090

Containers & Packaging – 0.0%
Sealed Air Corp.	4,010	269,191
Westrock Co.	16	725

		269,916

Metals & Mining – 0.3%
Anglo American PLC	7,350	373,099
Artsonig Pty Ltd.(a)(d)(e)	51,133	– 0	–
BHP Group Ltd.	4,030	137,609
BlueScope Steel Ltd.(c)	14,197	210,227
China Hongqiao Group Ltd.	110,000	154,001
Fortescue Metals Group Ltd.	33,069	440,556
Neenah Enterprises, Inc.(a)(d)(e)	10,896	– 0	–
Shanxi Taigang Stainless Steel Co., Ltd.	346,400	402,718

		1,718,210

Paper & Forest Products – 0.1%
Oji Holdings Corp.	13,900	71,017
Verso Corp.	9,052	239,969

		310,986

		13,106,150

Real Estate – 1.9%
Equity Real Estate Investment Trusts (REITs) – 1.5%
American Tower Corp.	12,702	2,881,703
Cominar Real Estate Investment Trust	103,745	957,646
CorePoint Lodging, Inc.(a)	69,382	1,108,030
CyrusOne, Inc.	11,737	1,060,438
Duke Realty Corp.	12,241	648,773
Healthcare Trust of America, Inc. – Class A	15,201	446,757
Iron Mountain, Inc.	11,348	558,095
MGM Growth Properties LLC – Class A	462	17,496
Nippon Building Fund, Inc.	34	194,831
RioCan Real Estate Investment Trust	5,620	111,380
Stockland	91,097	275,650
Vornado Realty Trust	6,540	283,051
Weyerhaeuser Co.	14,637	569,087

		9,112,937

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.4%
CBRE Group, Inc. – Class A(a)	15,558	$1,506,792
Nomura Real Estate Holdings, Inc.	10,000	248,986
Vonovia SE	5,898	313,084

		2,068,862

		11,181,799

Energy – 1.7%
Energy Equipment & Services – 0.2%
Baker Hughes Co. – Class A	14,840	435,999
Halliburton Co.	16,297	546,439

		982,438

Oil, Gas & Consumable Fuels – 1.5%
Battalion Oil Corp.(a)	1	19
Berry Corp.	9,850	98,500
BP PLC	111,581	543,858
Canadian Natural Resources Ltd.(c)	4,670	260,894
Cenovus Energy, Inc.	16,260	255,670
CHC Group LLC(a)	1,138	– 0	–
China Shenhua Energy Co., Ltd. – Class H	135,000	372,058
Civitas Resources, Inc.	493	24,882
Denbury, Inc.(a)	1,189	86,393
Diamond Offshore Drilling, Inc.(a)	16,845	84,225
Diamond Offshore Drilling, Inc.(a)(f)	3,643	18,215
Equinor ASA	32,285	1,014,895
Exxon Mobil Corp.	1,550	121,551
Gulfport Energy Operating Corp.(a)	3,933	271,298
Gulfport Energy Operating Corp.(a)(d)(g)	1	5,000
Imperial Oil Ltd.	8,220	368,943
Inpex Corp.	6,500	66,999
K2016470219 South Africa Ltd. – Series A(a)(d)(e)	465,862	1
K2016470219 South Africa Ltd. – Series B(a)(d)(e)	73,623	– 0	–
Marathon Petroleum Corp.	5,206	405,391
Neste Oyj	10,276	400,709
PetroChina Co., Ltd. – Class H	488,000	261,385
Petroleo Brasileiro SA	57,700	410,271
Petroleo Brasileiro SA (Preference Shares)	27,900	183,399
SandRidge Energy, Inc.(a)	14	187
Shell PLC	121,627	3,207,401
Suncor Energy, Inc.(c)	14,710	449,830
TotalEnergies SE	8,168	416,120
Vantage Drilling International(a)	602	3,612

30 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Whiting Petroleum Corp.		1,504	$111,070

			9,442,776

			10,425,214

Utilities – 1.5%
Electric Utilities – 0.9%
American Electric Power Co., Inc.		5,555	503,561
Enel SpA		64,580	475,886
Iberdrola SA		76,466	867,552
NextEra Energy, Inc.		8,460	662,164
NRG Energy, Inc.		6,598	249,668
PNM Resources, Inc.		56,576	2,555,538

			5,314,369

Gas Utilities – 0.2%
AltaGas Ltd.		4,270	94,058
Naturgy Energy Group SA		1,500	40,244
South Jersey Industries, Inc.		13,803	468,336
UGI Corp.		10,492	403,313

			1,005,951

Independent Power and Renewable Electricity Producers – 0.1%
GD Power Development Co., Ltd.		236,500	106,217
Huadian Power International Corp. Ltd.		568,100	388,671
Uniper SE		6,790	217,220

			712,108

Multi-Utilities – 0.2%
Ameren Corp.		10,290	884,425
E.ON SE		32,298	439,303
Veolia Environnement SA		6,470	225,587

			1,549,315

Water Utilities – 0.1%
American Water Works Co., Inc.		2,540	383,769

			8,965,512

Total Common Stocks (cost $374,795,398)			423,702,137

		Principal Amount (000)
CORPORATES - NON-INVESTMENT GRADE – 6.2%
Industrial – 5.2%
Basic – 0.3%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(b)	U.S.$	16	16,093

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Arconic Corp. 6.125%, 02/15/2028(b)	U.S.$	33	$33,727
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(b)		9	8,662
7.50%, 09/30/2029(b)		16	14,603
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/2029(b)		102	106,921
Cleveland-Cliffs, Inc. 4.625%, 03/01/2029(b)		25	24,179
4.875%, 03/01/2031(b)(c)		27	26,338
6.75%, 03/15/2026(b)		12	12,643
9.875%, 10/17/2025(b)		75	83,520
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		20	20,340
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(b)		64	64,208
Diamond BC BV 4.625%, 10/01/2029(b)		29	26,298
Element Solutions, Inc. 3.875%, 09/01/2028(b)		91	86,411
ERP Iron Ore, LLC 9.039%, 12/31/2019(a)(d)(e)(h)(i)		12	9,219
FMG Resources (August 2006) Pty Ltd. 4.50%, 09/15/2027(b)		36	36,123
Glatfelter Corp. 4.75%, 11/15/2029(b)		32	30,497
Graham Packaging Co., Inc. 7.125%, 08/15/2028(b)		28	26,950
Hecla Mining Co. 7.25%, 02/15/2028		28	29,400
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(b)		77	81,170
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(b)	EUR	149	157,117
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(b)(i)	U.S.$	52	52,703
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(b)		123	119,729
Joseph T Ryerson & Son, Inc. 8.50%, 08/01/2028(b)		34	36,785
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 05/15/2026(b)	EUR	100	114,977

32 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(a)(d)(e)(f)(h)	U.S.$	146	$	– 0	–
Mercer International, Inc. 5.125%, 02/01/2029		93		90,993
Peabody Energy Corp. 6.00%, 03/31/2022(b)		1		750
PIC AU Holdings LLC/PIC AU Holdings Corp. 10.00%, 12/31/2024(b)		7		7,250
PMHC II, Inc. 9.00%, 02/15/2030(b)		234		227,294
Valvoline, Inc. 4.25%, 02/15/2030(b)		152		144,081
WR Grace Holdings LLC 4.875%, 06/15/2027(b)		59		58,758

				1,747,739

Capital Goods – 0.3%
Apex Tool Group LLC/BC Mountain Finance, Inc. 9.00%, 02/15/2023(b)		45		45,064
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(b)(i)	EUR	202		216,040
Clean Harbors, Inc. 4.875%, 07/15/2027(b)	U.S.$	3		3,014
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(b)(c)		74		71,427
Colfax Corp. 6.375%, 02/15/2026(b)		18		18,551
Eco Material Technologies, Inc. 7.875%, 01/31/2027(b)		121		122,419
Energizer Holdings, Inc. 4.75%, 06/15/2028(b)		33		31,330
EnerSys 4.375%, 12/15/2027(b)		100		99,005
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(b)		130		132,935
GFL Environmental, Inc. 4.75%, 06/15/2029(b)		38		36,272
5.125%, 12/15/2026(b)		15		15,314
Granite US Holdings Corp. 11.00%, 10/01/2027(b)		54		57,684
Griffon Corp. 5.75%, 03/01/2028		135		134,372
JELD-WEN, Inc. 4.625%, 12/15/2025(b)		17		16,688

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Madison IAQ LLC 5.875%, 06/30/2029(b)	U.S.$	207	$187,761
Moog, Inc. 4.25%, 12/15/2027(b)		42	41,284
Stevens Holding Co., Inc. 6.125%, 10/01/2026(b)		18	18,641
Summit Materials LLC/Summit Materials Finance Corp. 5.25%, 01/15/2029(b)		34	34,192
Tervita Corp. 11.00%, 12/01/2025(b)		84	96,614
TransDigm UK Holdings PLC 6.875%, 05/15/2026		265	273,758
TransDigm, Inc. 6.25%, 03/15/2026(b)		47	48,405
Triumph Group, Inc. 6.25%, 09/15/2024(b)		37	36,786
7.75%, 08/15/2025(c)		42	42,224
8.875%, 06/01/2024(b)		53	56,564
Wesco Distribution, Inc. 7.25%, 06/15/2028(b)		53	56,915

			1,893,259

Communications - Media – 0.7%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(b)		113	113,856
Altice Financing SA 5.75%, 08/15/2029(b)		279	254,188
AMC Networks, Inc. 4.25%, 02/15/2029		181	169,534
Arches Buyer, Inc. 6.125%, 12/01/2028(b)(c)		39	36,533
Banijay Entertainment SASU 3.50%, 03/01/2025(b)	EUR	150	163,825
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(b)	U.S.$	111	102,029
4.50%, 08/15/2030(b)		105	101,175
4.75%, 02/01/2032(b)		88	85,549
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(b)		25	24,968
CSC Holdings LLC 3.375%, 02/15/2031(b)		200	170,044
5.875%, 09/15/2022		15	15,193
DISH DBS Corp. 5.125%, 06/01/2029		53	44,694
5.25%, 12/01/2026(b)		135	131,683
5.75%, 12/01/2028(b)		94	90,006

34 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.375%, 07/01/2028	U.S.$	98	$92,434
DISH Network Corp. 3.375%, 08/15/2026(j)		56	50,792
Gray Escrow II, Inc. 5.375%, 11/15/2031(b)		129	124,175
iHeartCommunications, Inc. 4.75%, 01/15/2028(b)		35	33,853
6.375%, 05/01/2026		22	22,613
8.375%, 05/01/2027		137	142,309
Lamar Media Corp. 4.875%, 01/15/2029		4	4,018
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(b)		139	131,950
8.00%, 08/01/2029(b)		93	84,993
National CineMedia LLC 5.75%, 08/15/2026		33	23,978
5.875%, 04/15/2028(b)(c)		67	59,324
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(b)		61	57,895
Scripps Escrow, Inc. 5.875%, 07/15/2027(b)		76	75,990
Scripps Escrow II, Inc. 5.375%, 01/15/2031(b)		41	38,980
Sinclair Television Group, Inc. 5.125%, 02/15/2027(b)		150	136,611
5.50%, 03/01/2030(b)		107	94,510
Sirius XM Radio, Inc. 3.875%, 09/01/2031(b)		116	107,008
4.00%, 07/15/2028(b)		292	280,685
Summer BC Holdco B SARL 5.75%, 10/31/2026(b)	EUR	150	169,351
TEGNA, Inc. 4.75%, 03/15/2026(b)	U.S.$	35	35,223
5.00%, 09/15/2029		110	110,010
Univision Communications, Inc. 4.50%, 05/01/2029(b)		43	40,896
6.625%, 06/01/2027(b)		144	150,228
9.50%, 05/01/2025(b)		43	45,307
UPC Holding BV 5.50%, 01/15/2028(b)		262	260,004
Urban One, Inc. 7.375%, 02/01/2028(b)		203	203,645

			4,080,059

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.2%
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(b)	U.S.$	200	$202,580
Consolidated Communications, Inc. 5.00%, 10/01/2028(b)		25	23,778
6.50%, 10/01/2028(b)		164	163,649
Embarq Corp. 7.995%, 06/01/2036		180	178,942
Frontier Communications Holdings LLC 5.875%, 10/15/2027(b)		65	65,886
6.75%, 05/01/2029(b)		28	27,197
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(a)(k)		177	75,624
Kaixo Bondco Telecom SA 5.125%, 09/30/2029(b)	EUR	100	104,171
Level 3 Financing, Inc.
4.25%, 07/01/2028(b)	U.S.$	25	23,103
4.625%, 09/15/2027(b)		39	37,629
Telecom Italia Capital SA 7.20%, 07/18/2036		105	106,509
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(b)		200	191,684
Zayo Group Holdings, Inc. 6.125%, 03/01/2028(b)		74	68,719

			1,269,471

Consumer Cyclical - Automotive – 0.3%
Allison Transmission, Inc. 5.875%, 06/01/2029(b)		60	63,012
Aston Martin Capital Holdings Ltd. 15.00% (8.89% Cash and 6.11% PIK), 11/30/2026(b)(i)		263	290,084
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(b)		69	71,349
Dana, Inc. 5.375%, 11/15/2027		11	11,220
5.625%, 06/15/2028		17	17,438
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(b)		169	169,128
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(a)(d)(e)(f)		59	– 0	–
(First Lien) 11.00%, 10/31/2024(a)(d)(e)(f)		24	– 0	–
Goodyear Tire & Rubber Co. (The) 5.00%, 07/15/2029(b)		42	41,402

36 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.25%, 07/15/2031(b)(c)	U.S.$	39	$37,952
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(b)(i)	EUR	100	110,990
Jaguar Land Rover Automotive PLC 5.875%, 11/15/2024-01/15/2028(b)	U.S.$	353	374,907
Mclaren Finance PLC 7.50%, 08/01/2026(b)		200	198,650
Meritor, Inc. 4.50%, 12/15/2028(b)		104	106,315
6.25%, 06/01/2025(b)		38	39,503
PM General Purchaser LLC 9.50%, 10/01/2028(b)		103	98,292
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(b)		45	42,426
Tenneco, Inc. 5.00%, 07/15/2026(c)		121	120,804
7.875%, 01/15/2029(b)		83	87,680
Titan International, Inc. 7.00%, 04/30/2028		108	111,697

			1,992,849

Consumer Cyclical - Entertainment – 0.2%
Carnival Corp. 4.00%, 08/01/2028(b)		58	55,402
5.75%, 03/01/2027(b)		112	109,084
9.875%, 08/01/2027(b)		60	67,592
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(b)		179	183,971
Lindblad Expeditions LLC 6.75%, 02/15/2027(b)		37	37,352
Mattel, Inc. 5.875%, 12/15/2027(b)		15	15,895
NCL Corp., Ltd. 5.875%, 03/15/2026(b)		123	118,381
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(b)		112	110,016
5.50%, 08/31/2026-04/01/2028(b)		183	180,851
10.875%, 06/01/2023(b)		63	67,655
11.50%, 06/01/2025(b)		134	147,913
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(b)		93	97,830
Six Flags Entertainment Corp. 4.875%, 07/31/2024(b)		30	29,966

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(b)	U.S.$	38	$39,711
Vail Resorts, Inc. 6.25%, 05/15/2025(b)		25	25,944
Viking Cruises Ltd. 5.875%, 09/15/2027(b)		129	119,780
7.00%, 02/15/2029(b)		34	32,142
13.00%, 05/15/2025(b)		35	38,960
VOC Escrow Ltd. 5.00%, 02/15/2028(b)		3	2,870

			1,481,315

Consumer Cyclical - Other – 0.4%
Adams Homes, Inc. 7.50%, 02/15/2025(b)		79	80,300
Beazer Homes USA, Inc. 6.75%, 03/15/2025		46	46,398
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(b)		113	103,446
6.25%, 09/15/2027(b)		3	3,020
Caesars Entertainment, Inc. 6.25%, 07/01/2025(b)		102	105,763
CP Atlas Buyer, Inc. 7.00%, 12/01/2028(b)		44	39,640
Empire Communities Corp. 7.00%, 12/15/2025(b)		29	28,755
Everi Holdings, Inc. 5.00%, 07/15/2029(b)		18	17,647
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(b)		173	177,055
Forterra Finance LLC/FRTA Finance Corp. 6.50%, 07/15/2025(b)		27	28,033
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(b)		89	84,598
5.375%, 05/01/2025(b)		21	21,645
5.75%, 05/01/2028(b)		22	22,991
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(b)		72	68,670
5.00%, 06/01/2029(b)		66	65,116
Installed Building Products, Inc. 5.75%, 02/01/2028(b)		31	30,947
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029(b)		37	35,304
6.125%, 09/15/2025(b)(c)		19	19,642

38 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mattamy Group Corp. 4.625%, 03/01/2030(b)	U.S.$	88	$82,711
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(b)		70	63,596
5.875%, 09/01/2031(b)		70	63,525
Scientific Games International, Inc. 5.00%, 10/15/2025(b)		27	27,315
7.00%, 05/15/2028(b)		43	44,619
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028-04/01/2029(b)		142	135,667
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(b)		197	195,101
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(b)		69	71,637
5.875%, 06/15/2027(b)		3	3,149
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 03/01/2024(b)		183	188,380
Travel + Leisure Co. 4.50%, 12/01/2029(b)		126	120,929
4.625%, 03/01/2030(b)		94	89,491
6.625%, 07/31/2026(b)		143	153,063
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025 (b)		93	93,687

			2,311,840

Consumer Cyclical - Restaurants – 0.0%
1011778 BC ULC/New Red Finance, Inc. 5.75%, 04/15/2025(b)		53	54,528
IRB Holding Corp. 6.75%, 02/15/2026(b)		122	122,733

			177,261

Consumer Cyclical - Retailers – 0.4%
Arko Corp. 5.125%, 11/15/2029(b)		46	42,490
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(b)		60	58,524
5.00%, 02/15/2032(b)		24	23,415
Bath & Body Works, Inc. 5.25%, 02/01/2028		13	13,539
6.625%, 10/01/2030(b)		129	139,301
6.75%, 07/01/2036		58	63,209

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.875%, 11/01/2035	U.S.$	131	$144,830
6.95%, 03/01/2033		69	72,910
7.50%, 06/15/2029		13	14,245
9.375%, 07/01/2025(b)		32	37,442
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(b)(i)		48	44,915
Dufry One BV 2.50%, 10/15/2024(b)	EUR	143	155,512
FirstCash, Inc. 4.625%, 09/01/2028(b)	U.S.$	22	20,761
5.625%, 01/01/2030(b)		93	91,927
Foundation Building Materials, Inc. 6.00%, 03/01/2029(b)		24	22,401
Kontoor Brands, Inc. 4.125%, 11/15/2029(b)		90	85,178
LBM Acquisition LLC 6.25%, 01/15/2029(b)		20	18,522
Michaels Cos, Inc. (The) 7.875%, 05/01/2029(b)(c)		144	125,176
Murphy Oil USA, Inc. 5.625%, 05/01/2027		6	5,822
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(b)		60	61,761
Penske Automotive Group, Inc. 3.50%, 09/01/2025(c)		65	64,301
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(b)		271	284,826
Rite Aid Corp. 7.50%, 07/01/2025(b)		140	134,368
8.00%, 11/15/2026(b)		109	103,830
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(b)		90	90,650
SRS Distribution, Inc. 6.125%, 07/01/2029(b)		29	27,627
Staples, Inc. 7.50%, 04/15/2026(b)		143	141,247
TPro Acquisition Corp. 11.00%, 10/15/2024(b)		36	38,737
White Cap Buyer LLC 6.875%, 10/15/2028(b)		151	150,295
White Cap Parent LLC 8.25%, 03/15/2026(b)(i)		29	29,216
William Carter Co. (The) 5.50%, 05/15/2025(b)		47	48,441

			2,355,418

40 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.5%
Acadia Healthcare Co., Inc. 5.50%, 07/01/2028(b)	U.S.$	88	$88,480
AdaptHealth LLC 4.625%, 08/01/2029(b)		118	106,500
6.125%, 08/01/2028(b)		25	24,925
AHP Health Partners, Inc. 5.75%, 07/15/2029(b)		83	78,325
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.25%, 03/15/2026(b)		184	177,221
Bausch Health Cos., Inc. 4.875%, 06/01/2028(b)		173	166,364
6.25%, 02/15/2029(b)		7	5,965
7.25%, 05/30/2029(b)		48	41,958
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(b)		8	8,262
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(b)		27	25,491
6.125%, 04/01/2030(b)(c)		91	84,629
6.875%, 04/01/2028-04/15/2029(b)(c)		258	247,390
DaVita, Inc. 3.75%, 02/15/2031(b)		90	82,372
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(b)(c)		13	11,598
Global Medical Response, Inc. 6.50%, 10/01/2025(b)		140	137,385
Grifols Escrow Issuer SA 4.75%, 10/15/2028(b)		200	188,582
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(b)		132	111,743
Legacy LifePoint Health LLC 4.375%, 02/15/2027(b)		67	63,942
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)(b)(k)		26	12,865
ModivCare Escrow Issuer, Inc. 5.00%, 10/01/2029(b)		17	16,011
ModivCare, Inc. 5.875%, 11/15/2025(b)		17	17,046
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(b)		93	88,316
5.25%, 10/01/2029(b)		167	160,001
Option Care Health, Inc. 4.375%, 10/31/2029(b)		85	81,600

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Par Pharmaceutical, Inc. 7.50%, 04/01/2027(b)	U.S.$	164	$164,228
Post Holdings, Inc. 5.50%, 12/15/2029(b)		131	132,076
RP Escrow Issuer LLC 5.25%, 12/15/2025(b)		45	44,310
Spectrum Brands, Inc. 3.875%, 03/15/2031(b)		175	160,359
5.75%, 07/15/2025		2	2,042
Sunshine Mid BV 6.50%, 05/15/2026(b)	EUR	103	116,057
Tenet Healthcare Corp. 6.125%, 10/01/2028(b)	U.S.$	65	65,814
Triton Water Holdings, Inc. 6.25%, 04/01/2029(b)		65	59,928
US Acute Care Solutions LLC 6.375%, 03/01/2026(b)		59	58,012
US Foods, Inc. 4.625%, 06/01/2030(b)		101	97,997
4.75%, 02/15/2029(b)		188	185,941
US Renal Care, Inc. 10.625%, 07/15/2027(b)		85	84,960

			3,198,695

Energy – 0.9%
Antero Resources Corp. 7.625%, 02/01/2029(b)		24	26,004
8.375%, 07/15/2026(b)		44	48,322
Apache Corp. 4.25%, 01/15/2030		50	49,844
4.625%, 11/15/2025		8	8,273
4.875%, 11/15/2027		16	16,375
Athabasca Oil Corp. 9.75%, 11/01/2026(b)		121	126,456
Berry Petroleum Co. LLC 7.00%, 02/15/2026(b)		115	113,569
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.625%, 07/15/2026(b)		29	29,914
7.625%, 12/15/2025(b)		42	44,105
Callon Petroleum, Co. 8.25%, 07/15/2025		169	168,439
9.00%, 04/01/2025(b)		34	36,411
Citgo Holding, Inc. 9.25%, 08/01/2024(b)(c)		50	49,996
CITGO Petroleum Corp. 6.375%, 06/15/2026(b)		43	42,666
7.00%, 06/15/2025(b)		152	152,389

42 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Civitas Resources, Inc. 5.00%, 10/15/2026(b)	U.S.$	45	$44,367
7.50%, 04/30/2026		5	5,270
CNX Resources Corp. 6.00%, 01/15/2029(b)		64	65,404
7.25%, 03/14/2027(b)		15	15,861
Comstock Resources, Inc. 5.875%, 01/15/2030(b)		50	48,410
6.75%, 03/01/2029(b)		36	36,660
7.50%, 05/15/2025(b)		15	15,308
Crescent Energy Finance LLC 7.25%, 05/01/2026(b)		100	99,769
Diamond Foreign Asset Co./Diamond Finance LLC 9.00% (9.00% Cash or 13.00% PIK), 04/22/2027(b)(i)		14	13,909
9.00% (9.00% Cash or 13.00% PIK), 04/22/2027(i)		12	11,982
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(b)		125	126,501
EnLink Midstream LLC 5.625%, 01/15/2028(b)(c)		120	122,012
EnLink Midstream Partners LP 4.15%, 06/01/2025		179	179,653
4.40%, 04/01/2024		7	7,133
5.05%, 04/01/2045		49	40,540
5.45%, 06/01/2047		39	33,133
5.60%, 04/01/2044		10	8,627
EQM Midstream Partners LP 4.50%, 01/15/2029(b)		68	63,493
4.75%, 01/15/2031(b)		63	59,221
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 06/15/2024		51	50,464
6.25%, 05/15/2026		47	45,472
6.50%, 10/01/2025		32	31,590
7.75%, 02/01/2028		84	82,887
8.00%, 01/15/2027		57	57,628
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		38	38,553
7.00%, 08/01/2027		51	51,778
Gulfport Energy Corp. 6.00%, 10/15/2024(a)		62	6
6.375%, 05/15/2025-01/15/2026(a)		279	28
6.625%, 05/01/2023(a)		12	1
8.00%, 05/17/2026(b)		108	114,013

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hess Midstream Operations LP 4.25%, 02/15/2030(b)	U.S.$	66	$63,759
5.625%, 02/15/2026(b)		197	201,547
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(b)		39	39,156
6.00%, 02/01/2031(b)		39	39,605
ITT Holdings LLC 6.50%, 08/01/2029(b)		172	161,222
Moss Creek Resources Holdings, Inc. 7.50%, 01/15/2026(b)		116	102,364
Murphy Oil Corp. 6.375%, 12/01/2042		51	47,771
Nabors Industries Ltd. 7.25%, 01/15/2026(b)		59	57,467
7.50%, 01/15/2028(b)		117	111,998
Nabors Industries, Inc. 7.375%, 05/15/2027(b)		93	96,338
New Fortress Energy, Inc. 6.75%, 09/15/2025(b)		166	159,491
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(b)		194	194,786
Occidental Petroleum Corp. 3.40%, 04/15/2026		10	10,016
5.50%, 12/01/2025		12	12,884
5.875%, 09/01/2025		22	23,631
6.125%, 01/01/2031		31	35,232
8.00%, 07/15/2025		37	41,832
8.50%, 07/15/2027		26	31,350
8.875%, 07/15/2030		26	33,513
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(b)(c)		104	105,812
PDC Energy, Inc. 5.75%, 05/15/2026		217	220,665
Range Resources Corp. 8.25%, 01/15/2029		69	75,470
Renewable Energy Group, Inc. 5.875%, 06/01/2028(b)(c)		40	43,201
SM Energy Co. 5.625%, 06/01/2025		133	132,154
6.50%, 07/15/2028(c)		40	40,965
Southwestern Energy Co. 5.375%, 02/01/2029		78	80,219
8.375%, 09/15/2028		40	43,673
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(b)		61	60,414

44 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sunnova Energy Corp. 5.875%, 09/01/2026(b)(c)	U.S.$	30	$27,459
Sunoco LP/Sunoco Finance Corp. 5.875%, 03/15/2028		129	131,257
6.00%, 04/15/2027		4	4,132
Talos Production, Inc. 12.00%, 01/15/2026		126	133,273
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(b)		76	76,535
Transocean Pontus Ltd. 6.125%, 08/01/2025(b)		40	39,553
Transocean Sentry Ltd. 5.375%, 05/15/2023(b)		125	121,943
Transocean, Inc. 6.80%, 03/15/2038		1	481
7.25%, 11/01/2025(b)		39	30,364
7.50%, 01/15/2026(b)		103	79,760
11.50%, 01/30/2027(b)		35	34,999
Vantage Drilling International 7.50%, 11/01/2019(a)(d)(e)(h)		111	– 0	–
Venture Global Calcasieu Pass LLC 4.125%, 08/15/2031(b)		25	24,755
W&T Offshore, Inc. 9.75%, 11/01/2023(b)		102	100,170

			5,453,652

Other Industrial – 0.0%
Avient Corp. 5.75%, 05/15/2025(b)		32	32,795
IAA, Inc. 5.50%, 06/15/2027(b)		34	34,604
Interface, Inc. 5.50%, 12/01/2028(b)		22	22,161
KAR Auction Services, Inc. 5.125%, 06/01/2025(b)		130	131,728
Ritchie Bros Holdings, Inc. 4.75%, 12/15/2031(b)		29	28,855

			250,143

Services – 0.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(b)		31	31,767
9.75%, 07/15/2027(b)		206	216,317
ANGI Group LLC 3.875%, 08/15/2028(b)		209	187,116
Aptim Corp. 7.75%, 06/15/2025(b)		168	142,976

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

APX Group, Inc. 5.75%, 07/15/2029(b)(c)	U.S.$	253	$227,262
6.75%, 02/15/2027(b)		35	35,948
Aramark Services, Inc. 6.375%, 05/01/2025(b)		90	93,182
Cars.com, Inc. 6.375%, 11/01/2028(b)		70	70,658
Garda World Security Corp. 6.00%, 06/01/2029(b)		182	166,781
9.50%, 11/01/2027(b)		215	222,678
Gartner, Inc. 4.50%, 07/01/2028(b)		49	49,617
Korn Ferry 4.625%, 12/15/2027(b)		63	62,055
Millennium Escrow Corp. 6.625%, 08/01/2026(b)		140	136,501
MoneyGram International, Inc. 5.375%, 08/01/2026(b)		62	64,732
Monitronics International, Inc. 0.00%, 04/01/2020(a)(d)(e)(h)		120	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(b)		77	74,469
5.75%, 11/01/2028(b)(c)		287	258,954
Nielsen Finance LLC/Nielsen Finance Co. 5.875%, 10/01/2030(b)		59	57,161
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 01/15/2028(b)		247	238,402
Sabre GLBL, Inc. 7.375%, 09/01/2025(b)		88	91,225
9.25%, 04/15/2025(b)		41	46,254
Service Corp. International/US 3.375%, 08/15/2030		103	95,186
TripAdvisor, Inc. 7.00%, 07/15/2025(b)		41	42,660
Verisure Midholding AB 5.25%, 02/15/2029(b)	EUR	185	195,029
Verscend Escrow Corp. 9.75%, 08/15/2026(b)	U.S.$	115	120,545
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(b)		24	24,149
ZipRecruiter, Inc. 5.00%, 01/15/2030(b)		131	129,090

			3,080,714

Technology – 0.3%
Ahead DB Holdings LLC 6.625%, 05/01/2028(b)		95	89,989

46 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Austin BidCo, Inc. 7.125%, 12/15/2028(b)	U.S.$	66	$64,845
Avaya, Inc. 6.125%, 09/15/2028(b)		169	163,318
Boxer Parent Co., Inc. 7.125%, 10/02/2025(b)		7	7,247
Cablevision Lightpath LLC 5.625%, 09/15/2028(b)		200	182,316
Clarivate Science Holdings Corp. 4.875%, 07/01/2029(b)		41	38,594
CommScope, Inc. 4.75%, 09/01/2029(b)		92	86,451
LogMeIn, Inc. 5.50%, 09/01/2027(b)		51	48,550
Minerva Merger Sub, Inc. 6.50%, 02/15/2030(b)		208	200,156
NCR Corp. 5.125%, 04/15/2029(b)		102	100,835
5.75%, 09/01/2027(b)		40	40,622
6.125%, 09/01/2029(b)		28	29,065
Playtika Holding Corp. 4.25%, 03/15/2029(b)		90	85,293
Presidio Holdings, Inc. 4.875%, 02/01/2027(b)		12	12,063
8.25%, 02/01/2028(b)		172	176,114
Science Applications International Corp. 4.875%, 04/01/2028(b)		11	10,743
TTM Technologies, Inc. 4.00%, 03/01/2029(b)		90	83,588
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(b)		316	312,609

			1,732,398

Transportation - Airlines – 0.1%
Air Canada 3.875%, 08/15/2026(b)		29	28,197
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(b)		101	103,505
5.75%, 04/20/2029(b)		88	89,934
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(b)		47	47,396
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(b)		94	101,846

			370,878

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375%, 03/01/2029(b)(c)	U.S.$	45	$44,242
5.75%, 07/15/2027(b)(c)		80	80,670
Herc Holdings, Inc. 5.50%, 07/15/2027(b)		87	89,463
PROG Holdings, Inc. 6.00%, 11/15/2029(b)		120	115,203

			329,578

			31,725,269

Financial Institutions – 0.9%
Banking – 0.3%
Alliance Data Systems Corp. 4.75%, 12/15/2024(b)		115	114,701
7.00%, 01/15/2026(b)		53	54,452
Ally Financial, Inc. Series B 4.70%, 05/15/2026(g)		272	258,231
Series C 4.70%, 05/15/2028(g)		19	17,620
Banco Santander SA 6.75%, 04/25/2022(b)(g)	EUR	300	338,790
CaixaBank SA 5.875%, 10/09/2027(b)(g)		200	237,425
Credit Suisse Group AG 6.25%, 12/18/2024(b)(g)	U.S.$	200	204,990
7.50%, 07/17/2023(b)(g)		206	210,555
Discover Financial Services Series D 6.125%, 06/23/2025(g)		306	321,288
UniCredit SpA 9.25%, 06/03/2022(b)(g)	EUR	200	228,143

			1,986,195

Brokerage – 0.1%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(b)	U.S.$	83	90,499
Jane Street Group/JSG Finance, Inc. 4.50%, 11/15/2029(b)		91	88,677
Lehman Brothers Holdings, Inc. 5.63%, 01/24/2013(a)(h)		1,030	5,354
NFP Corp. 6.875%, 08/15/2028(b)		257	238,781

			423,311

48 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.2%
Air Lease Corp. Series B 4.65%, 06/15/2026(g)	U.S.$	112	$108,080
Aircastle Ltd. 5.25%, 06/15/2026(b)(g)		97	93,233
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(b)(c)		46	43,706
CNG Holdings, Inc. 12.50%, 06/15/2024(b)		93	87,891
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(b)		81	78,346
Curo Group Holdings Corp. 7.50%, 08/01/2028(b)		177	157,089
Enova International, Inc. 8.50%, 09/01/2024-09/15/2025(b)		206	205,100
goeasy Ltd. 5.375%, 12/01/2024(b)		74	74,740
HighTower Holding, LLC 6.75%, 04/15/2029(b)		270	269,141
Lincoln Financing SARL 3.625%, 04/01/2024(b)	EUR	103	115,421
Navient Corp. 4.875%, 03/15/2028	U.S.$	45	42,214
5.50%, 01/25/2023		25	25,514

			1,300,475

Insurance – 0.1%
Acrisure LLC/Acrisure Finance, Inc. 6.00%, 08/01/2029(b)		242	219,288
7.00%, 11/15/2025(b)		35	34,794
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(b)		192	187,807
AmWINS Group, Inc. 4.875%, 06/30/2029(b)		20	19,137
AssuredPartners, Inc. 5.625%, 01/15/2029(b)		189	173,910

			634,936

Other Finance – 0.1%
Asteroid Private Merger Sub, Inc. 8.50%, 11/15/2029(b)		87	83,935
Intrum AB 3.00%, 09/15/2027(b)	EUR	100	101,745
4.875%, 08/15/2025(b)		100	111,920

			297,600

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITs – 0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(b)	U.S.$	153	$142,682
5.75%, 05/15/2026(b)		51	50,474
Diversified Healthcare Trust 9.75%, 06/15/2025		90	95,173
Iron Mountain, Inc. 4.875%, 09/15/2027-09/15/2029(b)		72	69,582
5.00%, 07/15/2028(b)		53	52,550
5.25%, 03/15/2028(b)		124	124,160
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 05/01/2024		90	93,600
5.75%, 02/01/2027		108	117,060
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, 05/15/2029(b)		49	47,257

			792,538

			5,435,055

Utility – 0.1%
Electric – 0.1%
Calpine Corp. 5.125%, 03/15/2028(b)		28	27,002
NRG Energy, Inc. 6.625%, 01/15/2027		2	2,071
Talen Energy Supply LLC 6.50%, 06/01/2025		164	69,037
7.25%, 05/15/2027(b)		37	33,119
10.50%, 01/15/2026(b)		237	109,134
Vistra Corp. 7.00%, 12/15/2026(b)(g)		70	69,486
8.00%, 10/15/2026(b)(g)		78	80,266

			390,115

Other Utility – 0.0%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(b)		79	80,807

			470,922

Total Corporates - Non-Investment Grade (cost $38,694,517)			37,631,246

50 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

INVESTMENT COMPANIES – 2.2%
Funds and Investment Trusts – 2.2%(l)
Health Care Select Sector SPDR Fund		28,740	$3,735,051
Invesco Dynamic Leisure and Entertainment ETF		12,238	591,340
iShares 10-20 Year Treasury Bond ETF(c)		4,329	614,761
iShares Global Energy ETF(c)		96,170	3,231,312
iShares MSCI Europe Financials ETF(c)		27,384	512,081
iShares Russell 2000 ETF(c)		591	120,162
iShares US Technology ETF(c)		22,616	2,264,766
ROBO Global Robotics and Automation Index ETF		11,229	671,831
SPDR S&P Oil & Gas Equipment & Services ETF		7,270	466,661
US Global Jets ETF(c)		14,900	320,052
Utilities Select Sector SPDR Fund(c)		8,321	565,246

Total Investment Companies (cost $12,851,379)			13,093,263

		Principal Amount (000)
GOVERNMENTS - TREASURIES – 1.6%
Russia – 0.0%
Russian Federal Bond – OFZ Series 6212 7.05%, 01/19/2028(e)	RUB	23,770	55,025

United States – 1.6%
U.S. Treasury Bonds 1.25%, 05/15/2050	U.S.$	14	11,132
U.S. Treasury Notes 0.625%, 08/15/2030(m)		2,130	1,931,008
1.25%, 05/31/2028 (m)		4,020	3,888,094
1.625%, 08/15/2029(m)(n)		2,556	2,524,849
2.375%, 05/15/2029(m)		1,524	1,581,180

			9,936,263

Total Governments - Treasuries (cost $10,590,535)			9,991,288

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 1.5%
Financial Institutions – 0.8%
Banking – 0.5%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(b)	U.S.$	184	$195,420
Bank of America Corp. Series Z 6.50%, 10/23/2024(c)(g)		7	7,466
Barclays Bank PLC 6.86%, 06/15/2032(b)(g)		35	45,407
Citigroup Capital XVIII 1.137% (Sterling LIBOR 3 Month + 0.89%), 06/28/2067(o)	GBP	185	220,347
Citigroup, Inc. 3.875%, 02/18/2026(g)	U.S.$	50	47,553
5.95%, 01/30/2023(c)(g)		365	372,048
Series V 4.70%, 01/30/2025(g)		47	46,071
Series Y 4.15%, 11/15/2026(g)		65	62,057
Credit Agricole SA 8.125%, 12/23/2025(b)(g)		400	450,808
DNB Bank ASA 6.50%, 03/26/2022(b)(g)		201	201,591
First-Citizens Bank & Trust Co. 3.929%, 06/19/2024		31	31,603
Goldman Sachs Group, Inc. (The) Series O 5.30%, 11/10/2026(g)		23	23,933
Series P 5.00%, 11/10/2022(c)(g)		185	177,633
HSBC Holdings PLC 6.00%, 09/29/2023(b)(g)	EUR	300	352,713
Truist Financial Corp. Series P 4.95%, 09/01/2025(g)	U.S.$	211	218,151
Series Q 5.10%, 03/01/2030(g)		56	58,166
UBS Group AG 7.00%, 02/19/2025(b)(g)		400	425,500

			2,936,467

52 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.0%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(g)	U.S.$	119	$125,638

Finance – 0.1%
Aircastle Ltd. 2.85%, 01/26/2028(b)		15	14,322
4.125%, 05/01/2024		14	14,327
4.25%, 06/15/2026		2	2,059
5.00%, 04/01/2023		3	3,088
5.25%, 08/11/2025(b)		200	212,024
Aviation Capital Group LLC 1.95%, 01/30/2026(b)		4	3,809
3.50%, 11/01/2027(b)		25	24,710
4.125%, 08/01/2025(b)		39	40,051
4.875%, 10/01/2025(b)		30	31,442
5.50%, 12/15/2024(b)		67	71,261
Huarong Finance II Co., Ltd. 5.50%, 01/16/2025(b)		200	200,500

			617,593

Insurance – 0.1%
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(b)(c)		298	395,735
MetLife Capital Trust IV 7.875%, 12/15/2037(b)		254	321,942
MetLife, Inc. 6.40%, 12/15/2036		47	53,110
Prudential Financial, Inc. 5.20%, 03/15/2044		44	44,420
5.625%, 06/15/2043		126	129,762

			944,969

REITs – 0.1%
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026		20	21,411
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/2027		33	33,756
5.25%, 08/01/2026		96	98,656
Trust Fibra Uno 4.869%, 01/15/2030(b)		200	197,125

			350,948

			4,975,615

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Industrial – 0.6%
Basic – 0.1%
ArcelorMittal SA 6.75%, 03/01/2041	U.S.$	54	$65,891
Arconic Corp. 6.00%, 05/15/2025(b)		54	55,992
Braskem Netherlands Finance BV 4.50%, 01/31/2030(b)		200	197,375
CF Industries, Inc. 3.45%, 06/01/2023		52	52,922
4.95%, 06/01/2043		3	3,234
5.375%, 03/15/2044		53	59,969
GUSAP III LP 4.25%, 01/21/2030(b)(c)		200	198,787
Industrias Penoles SAB de CV 5.65%, 09/12/2049(b)		201	214,040

			848,210

Capital Goods – 0.0%
General Electric Co. Series D 3.533% (LIBOR 3 Month + 3.33%), 06/15/2022(g)(o)		122	115,753

Communications - Media – 0.0%
Netflix, Inc. 5.875%, 11/15/2028		168	189,887

Communications - Telecommunications – 0.0%
Hughes Satellite Systems Corp. 5.25%, 08/01/2026		55	56,472

Consumer Cyclical - Automotive – 0.1%
General Motors Co. 6.25%, 10/02/2043		185	224,333
Lear Corp. 4.25%, 05/15/2029		24	25,416

			249,749

Consumer Cyclical - Other – 0.0%
MDC Holdings, Inc. 6.00%, 01/15/2043		195	210,907
Toll Brothers Finance Corp. 4.875%, 03/15/2027		27	28,716

			239,623

54 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Consumer Non-Cyclical – 0.0%
HCA, Inc. 5.875%, 05/01/2023	U.S.$	23		$23,924
Newell Brands, Inc. 4.35%, 04/01/2023		4		4,071

				27,995

Energy – 0.2%
Cenovus Energy, Inc. 5.375%, 07/15/2025		35		37,910
6.75%, 11/15/2039		4		4,445
Continental Resources, Inc./OK 5.75%, 01/15/2031(b)		82		91,453
Ecopetrol SA 4.625%, 11/02/2031		46		41,136
5.875%, 11/02/2051		39		32,709
6.875%, 04/29/2030		93		97,139
Energy Transfer LP 4.40%, 03/15/2027		136		142,854
4.95%, 05/15/2028		26		28,015
6.125%, 12/15/2045		135		153,178
Plains All American Pipeline LP/PAA Finance Corp. 4.50%, 12/15/2026		37		39,454
QEP Resources, Inc. 5.375%, 10/01/2022		0	**	496
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032		135		133,205
Western Midstream Operating LP 3.95%, 06/01/2025		24		24,267
4.50%, 03/01/2028		56		57,963
4.55%, 02/01/2030(c)		48		49,241
4.75%, 08/15/2028		29		30,104
5.45%, 04/01/2044		19		19,484

				983,053

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(b)		11		12,070

Technology – 0.1%
Baidu, Inc. 3.075%, 04/07/2025(c)		250		252,460
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		59		59,800
Microchip Technology, Inc. 4.25%, 09/01/2025		58		59,398

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 55

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nokia Oyj 6.625%, 05/15/2039	U.S.$	34	$40,835
Western Digital Corp. 4.75%, 02/15/2026		10	10,389

			422,882

Transportation - Airlines – 0.1%
Delta Air Lines, Inc. 7.00%, 05/01/2025(b)		57	63,289
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(b)		67	69,815
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(b)		354	373,495

			506,599

Transportation - Services – 0.0%
United Rentals North America, Inc. 3.875%, 11/15/2027		60	60,860

			3,713,153

Utility – 0.1%
Electric – 0.1%
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(b)		200	211,000

Total Corporates - Investment Grade (cost $8,613,927)			8,899,768

EMERGING MARKETS - SOVEREIGNS – 1.4%
Angola – 0.1%
Angolan Government International Bond 9.375%, 05/08/2048(b)		200	189,000
9.50%, 11/12/2025(b)		386	413,020

			602,020

Argentina – 0.1%
Argentine Republic Government International Bond 0.50%, 07/09/2030		592	188,906
1.00%, 07/09/2029		96	31,513
1.125%, 07/09/2035		911	270,152
2.50%, 07/09/2041		52	17,572

			508,143

Bahrain – 0.1%
Bahrain Government International Bond 6.75%, 09/20/2029(b)		200	204,850
7.00%, 10/12/2028(b)		200	211,500

56 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.375%, 05/14/2030(b)	U.S.$	200	$211,850

			628,200

Brazil – 0.0%
Brazilian Government International Bond 3.875%, 06/12/2030		260	242,011

Costa Rica – 0.0%
Costa Rica Government International Bond 6.125%, 02/19/2031(b)		200	197,975

Dominican Republic – 0.1%
Dominican Republic International Bond 4.50%, 01/30/2030(b)		300	276,713
8.625%, 04/20/2027(b)		425	477,062

			753,775

Ecuador – 0.1%
Ecuador Government International Bond Zero Coupon, 07/31/2030(b)		48	28,139
0.50%, 07/31/2040(b)		200	124,263
1.00%, 07/31/2035(b)		436	307,366
5.00%, 07/31/2030(b)		166	146,289

			606,057

Egypt – 0.1%
Egypt Government International Bond 7.053%, 01/15/2032(b)		200	162,500
8.70%, 03/01/2049(b)		239	187,017

			349,517

El Salvador – 0.0%
El Salvador Government International Bond 5.875%, 01/30/2025(b)		9	5,421
7.625%, 02/01/2041(b)		334	167,585

			173,006

Gabon – 0.0%
Gabon Government International Bond 6.625%, 02/06/2031(b)		200	181,850

Ghana – 0.1%
Ghana Government International Bond 6.375%, 02/11/2027(b)		200	137,500
8.125%, 03/26/2032(b)		232	155,440
10.75%, 10/14/2030(b)		248	240,560

			533,500

Honduras – 0.1%
Honduras Government International Bond 7.50%, 03/15/2024(b)		400	383,200

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 57

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ivory Coast – 0.1%
Ivory Coast Government International Bond 4.875%, 01/30/2032(b)	EUR	170	$162,294
5.125%, 06/15/2025(b)		152	179,995
5.875%, 10/17/2031(b)		135	139,619
6.125%, 06/15/2033(b)	U.S.$	258	248,293

			730,201

Kenya – 0.1%
Republic of Kenya Government International Bond 6.875%, 06/24/2024(b)		200	207,000
7.00%, 05/22/2027(b)		275	262,625

			469,625

Lebanon – 0.0%
Lebanon Government International Bond 6.60%, 11/27/2026(a)(b)(k)		189	22,207
6.65%, 04/22/2024(a)(b)(k)		45	5,288
6.85%, 03/23/2027(a)(b)(k)		46	5,405

			32,900

Nigeria – 0.1%
Nigeria Government International Bond 6.50%, 11/28/2027(b)		200	190,000
7.625%, 11/21/2025-11/28/2047(b)		467	444,520

			634,520

Oman – 0.0%
Oman Government International Bond 6.25%, 01/25/2031(b)		213	219,923

Pakistan – 0.0%
Pakistan Government International Bond 6.00%, 04/08/2026(b)		200	182,522

Senegal – 0.1%
Senegal Government International Bond 6.25%, 05/23/2033(b)		365	336,713

South Africa – 0.1%
Republic of South Africa Government International Bond 5.75%, 09/30/2049		247	212,698
5.875%, 09/16/2025(c)		300	319,744

			532,442

Ukraine – 0.1%
Ukraine Government International Bond 7.253%, 03/15/2033(b)		200	64,000
7.75%, 09/01/2023-09/01/2027(b)		573	191,360

			255,360

58 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Venezuela – 0.0%
Venezuela Government International Bond 9.25%, 09/15/2027(a)(k)	U.S.$	815	$44,825

Total Emerging Markets - Sovereigns (cost $10,489,406)			8,598,285

EMERGING MARKETS - CORPORATE BONDS – 0.8%
Industrial – 0.8%
Basic – 0.2%
Braskem Idesa SAPI 7.45%, 11/15/2029(b)(c)		200	198,600
CSN Inova Ventures 6.75%, 01/28/2028(b)		219	226,402
Eldorado Gold Corp. 6.25%, 09/01/2029(b)(c)		46	46,000
First Quantum Minerals Ltd. 7.25%, 04/01/2023(b)		212	212,052
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(b)(c)		250	245,000
Stillwater Mining Co. 4.50%, 11/16/2029(b)		200	184,000
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(b)		201	204,266
Volcan Cia Minera SAA 4.375%, 02/11/2026(b)		71	67,441

			1,383,761

Capital Goods – 0.1%
Cemex SAB de CV 5.125%, 06/08/2026(b)(g)		200	191,000
7.375%, 06/05/2027(b)		300	320,640
Embraer Netherlands Finance BV 5.40%, 02/01/2027		90	89,831
6.95%, 01/17/2028(b)(c)		200	207,850
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(b)		127	508

			809,829

Communications - Telecommunications – 0.1%
C&W Senior Financing DAC 6.875%, 09/15/2027(b)		200	207,238
Digicel Group Holdings Ltd. 7.00%, 03/16/2022(f)(g)(i)		9	7,258

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 59

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

10.00% (8.00% Cash and 2.00% PIK), 04/01/2024(i)	U.S.$	165	$164,499

			378,995

Consumer Cyclical - Other – 0.1%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(b)		200	172,920
Wynn Macau Ltd. 5.50%, 10/01/2027(b)		214	186,030

			358,950

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(d)(e)(f)(i)		40	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(d)(e)(f)(i)		25	– 0	–

			– 0	–

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(b)		210	206,693
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(b)		13	13,166
Teva Pharmaceutical Finance Netherlands III BV 4.75%, 05/09/2027		200	190,500
5.125%, 05/09/2029		200	190,498
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(a)(d)(e)(f)(i)(k)		5	– 0	–
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(a)(d)(e)(f)(h)		434	43

			600,900

Energy – 0.2%
Investment Energy Resources Ltd. 6.25%, 04/26/2029(b)(c)		270	278,100
Leviathan Bond Ltd.
5.75%, 06/30/2023(b)		18	18,063
6.50%, 06/30/2027(b)		109	110,836
Peru LNG SRL 5.375%, 03/22/2030(b)		217	187,271
Petrobras Global Finance BV 5.60%, 01/03/2031		59	58,799
6.75%, 01/27/2041		175	178,035
7.375%, 01/17/2027		161	180,119
8.75%, 05/23/2026		27	31,679

			1,042,902

60 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Technology – 0.0%
CA Magnum Holdings 5.375%, 10/31/2026(b)(c)	U.S.$	200		$200,250

				4,775,587

Utility – 0.0%
Electric – 0.0%
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(b)		200		218,050
Terraform Global Operating LLC 6.125%, 03/01/2026(f)		12		12,043

				230,093

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(b)(i)		112		4,193

REITs – 0.0%
Scenery Journey Ltd. 12.00%, 10/24/2023(b)		200		19,000

				23,193

Total Emerging Markets - Corporate Bonds (cost $5,342,604)				5,028,873

BANK LOANS – 0.8%
Financial Institutions – 0.1%
Finance – 0.0%
Orbit Private Holdings I Ltd. 5.000% (LIBOR 3 Month + 4.50%), 12/11/2028(p)		20		19,883

Insurance – 0.1%
Hub International Limited 4.000% (LIBOR 2 Month + 3.25%), 04/25/2025(p)		0	**	306
4.000% (LIBOR 3 Month + 3.25%), 04/25/2025(p)		122		120,743
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 3.959% (LIBOR 1 Month + 3.75%), 09/03/2026(p)		146		144,557

				265,606

				285,489

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 61

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Industrial – 0.7%
Capital Goods – 0.1%
ACProducts Holdings, Inc. 4.750% (LIBOR 3 Month + 4.25%), 05/17/2028(p)	U.S.$	182		$172,707
Chariot Buyer LLC 4.000% (LIBOR 1 Month + 3.50%), 11/03/2028(p)		20		19,800
Granite US Holdings Corporation 4.224% (LIBOR 3 Month + 4.00%), 09/30/2026(d)(p)		162		160,774

				353,281

Communications - Media – 0.1%
Advantage Sales & Marketing, Inc. 5.250% (LIBOR 1 Month + 4.50%), 10/28/2027(p)		0	**	371
5.250% (LIBOR 3 Month + 4.50%), 10/28/2027(p)		148		146,367
Clear Channel Outdoor Holdings, Inc. 3.709% (LIBOR 1 Month + 3.50%), 08/21/2026(p)		0	**	86
3.799% (LIBOR 3 Month + 3.50%), 08/21/2026(p)		34		33,686
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.209% (LIBOR 1 Month + 3.00%), 05/01/2026(p)		35		35,053
Univision Communications, Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(p)		95		94,916

				310,479

Communications - Telecommunications – 0.1%
Crown Subsea Communications Holding, Inc. 5.500% (LIBOR 1 Month + 4.75%), 04/27/2027(p)		128		128,113
Intrado Corporation 5.000% (LIBOR 3 Month + 4.00%), 10/10/2024(p)		129		114,801
Proofpoint, Inc. 6.758% (LIBOR 3 Month + 6.25%), 08/31/2029(p)		230		230,000
Zacapa SARL 4.724% (LIBOR 3 Month + 4.50%), 07/02/2025(p)		197		197,141

				670,055

62 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.0%
Clarios Global LP 3.459% (LIBOR 1 Month + 3.25%), 04/30/2026(p)	U.S.$	51	$50,142

Consumer Cyclical - Other – 0.0%
Caesars Resort Collection, LLC 2.959% (LIBOR 1 Month + 2.75%), 12/23/2024(p)		180	178,126

Consumer Cyclical - Retailers – 0.0%
Great Outdoors Group, LLC 4.500% (LIBOR 3 Month + 3.75%), 03/06/2028(p)		51	51,080
PetSmart LLC 4.500% (LIBOR 3 Month + 3.75%), 02/11/2028(p)		199	197,882

			248,962

Consumer Non-Cyclical – 0.1%
Kronos Acquisition Holdings, Inc. 4.250% (LIBOR 3 Month + 3.75%), 12/22/2026(p)		79	73,051
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.959% (LIBOR 1 Month + 3.75%), 11/16/2025(p)		96	94,527
Padagis LLC 5.250% (LIBOR 3 Month + 4.75%), 07/06/2028(d)(p)		47	46,706
U.S. Renal Care, Inc. 5.125% (LIBOR 1 Month + 5.00%), 06/26/2026(p)		166	159,320
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 5.750% (LIBOR 3 Month + 5.25%), 12/15/2027(p)		169	167,531

			541,135

Energy – 0.0%
CITGO Petroleum Corporation 7.250% (LIBOR 1 Month + 6.25%), 03/28/2024(p)		54	54,101
GIP II Blue Holding, L.P. 5.500% (LIBOR 3 Month + 4.50%), 09/29/2028(p)		122	121,666

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 63

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Parkway Generation, LLC 4.500% (LIBOR 1 Month + 3.75%), 11/05/2028(p)	U.S.$	70	$69,358
4.500% (LIBOR 1 Month + 3.75%), 11/05/2028(d)(p)		10	9,913

			255,038

Other Industrial – 0.0%
American Tire Distributors, Inc. 7.000% (LIBOR 3 Month + 6.25%), 10/20/2028(p)		189	188,983
Dealer Tire, LLC 4.459% (LIBOR 1 Month + 4.25%), 12/12/2025(p)		39	39,016
Rockwood Service Corporation 4.209% (LIBOR 1 Month + 4.00%), 01/23/2027(d)(p)		9	9,141

			237,140

Services – 0.1%
Amentum Government Services Holdings LLC 3.709% (LIBOR 1 Month + 3.50%), 01/29/2027(p)		39	39,022
Team Health Holdings, Inc. 3.750% (LIBOR 1 Month + 2.75%), 02/06/2024(p)		194	185,154
Verscend Holding Corp. 4.209% (LIBOR 1 Month + 4.00%), 08/27/2025(p)		88	87,817

			311,993

Technology – 0.2%
Ascend Learning, LLC 6.250% (LIBOR 1 Month + 5.75%), 12/10/2029(p)		60	59,775
Banff Guarantor, Inc. 6.000% (LIBOR 3 Month + 5.50%), 02/27/2026(p)		40	39,750
Boxer Parent Company, Inc. 3.974% (LIBOR 3 Month + 3.75%), 10/02/2025(p)		164	161,592
Endurance International Group Holdings, Inc. 4.250% (LIBOR 3 Month + 3.50%), 02/10/2028(d)(p)		177	170,216
FINThrive Software Intermediate Holdings, Inc. 7.250% (LIBOR 6 Month + 6.75%), 12/17/2029(p)		40	39,425

64 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Loyalty Ventures, Inc. 5.000% (LIBOR 1 Month + 4.50%), 11/03/2027(d)(p)	U.S.$	156	$153,814
Peraton Corp. 4.500% (LIBOR 1 Month + 3.75%), 02/01/2028(p)		66	65,409
Presidio Holdings, Inc. 3.710% (LIBOR 1 Month + 3.50%), 01/22/2027(p)		2	2,100
3.800% (LIBOR 3 Month + 3.50%), 01/22/2027(p)		40	40,115
Veritas US Inc. 6.000% (LIBOR 3 Month + 5.00%), 09/01/2025(p)		222	218,524

			950,720

			4,107,071

Utility – 0.0%
Electric – 0.0%
Generation Bridge, LLC 5.750% (LIBOR 3 Month + 5.00%), 12/01/2028(d)(p)		63	62,958
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(p)		171	162,099
4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(p)		34	32,063

			257,120

Total Bank Loans (cost $4,686,272)			4,649,680

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Risk Share Floating Rate – 0.7%
Bellemeade Re Ltd. Series 2018-3A, Class M2 2.937% (LIBOR 1 Month + 2.75%), 10/25/2028(b)(o)		150	148,447
Series 2019-3A, Class M1C 2.137% (LIBOR 1 Month + 1.95%), 07/25/2029(b)(o)		164	162,933
Connecticut Avenue Securities Trust Series 2018-R07, Class 1B1 4.537% (LIBOR 1 Month + 4.35%), 04/25/2031(b)(o)		51	51,875
Eagle Re Ltd. Series 2018-1, Class M2 3.187% (LIBOR 1 Month + 3.00%), 11/25/2028(b)(o)		150	149,395

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 65

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class B 8.987% (LIBOR 1 Month + 8.80%), 03/25/2028(o)	U.S.$	790	$830,052
Series 2016-HQA3, Class M3 4.037% (LIBOR 1 Month + 3.85%), 03/25/2029(o)		289	295,000
Series 2016-HQA4, Class M3 4.087% (LIBOR 1 Month + 3.90%), 04/25/2029(o)		316	324,329
Series 2019-DNA3, Class M2 2.237% (LIBOR 1 Month + 2.05%), 07/25/2049(b)(o)		14	14,373
Series 2020-DNA1, Class M2 1.887% (LIBOR 1 Month + 1.70%), 01/25/2050(b)(o)		114	113,823
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C02, Class 1M2 4.187% (LIBOR 1 Month + 4.00%), 05/25/2025(o)		65	66,150
Series 2015-C02, Class 2M2 4.187% (LIBOR 1 Month + 4.00%), 05/25/2025(o)		1	1,134
Series 2015-C03, Class 1M2 5.187% (LIBOR 1 Month + 5.00%), 07/25/2025(o)		3	3,394
Series 2015-C03, Class 2M2 5.187% (LIBOR 1 Month + 5.00%), 07/25/2025(o)		4	4,444
Series 2015-C04, Class 2M2 5.737% (LIBOR 1 Month + 5.55%), 04/25/2028(o)		150	158,233
Series 2016-C01, Class 2M2 7.137% (LIBOR 1 Month + 6.95%), 08/25/2028(o)		83	87,976
Series 2016-C04, Class 1B 10.437% (LIBOR 1 Month + 10.25%), 01/25/2029(o)		197	215,548
Series 2016-C05, Class 2M2 4.637% (LIBOR 1 Month + 4.45%), 01/25/2029(o)		217	224,709
Series 2016-C07, Class 2M2 4.537% (LIBOR 1 Month + 4.35%), 05/25/2029(o)		252	262,626

66 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C01, Class 1B1 5.937% (LIBOR 1 Month + 5.75%), 07/25/2029(o)	U.S.$	27	$29,446
Series 2017-C03, Class 1B1 5.037% (LIBOR 1 Month + 4.85%), 10/25/2029(o)		27	28,132
Series 2017-C05, Class 1B1 3.787% (LIBOR 1 Month + 3.60%), 01/25/2030(o)		27	27,678
Series 2017-C06, Class 1B1 4.337% (LIBOR 1 Month + 4.15%), 02/25/2030(o)		143	150,570
Series 2018-C01, Class 1B1 3.737% (LIBOR 1 Month + 3.55%), 07/25/2030(o)		107	107,216
Home Re Ltd. Series 2018-1, Class M2 3.187% (LIBOR 1 Month + 3.00%), 10/25/2028(b)(o)		235	234,104
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 3.087% (LIBOR 1 Month + 2.90%), 11/26/2029(b)(o)		128	128,284
Traingle Re Ltd. Series 2020-1, Class M2 5.787% (LIBOR 1 Month + 5.60%), 10/25/2030(b)(o)		150	151,170

			3,971,041

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.642%, 05/28/2035		94	88,714

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/2036		9	6,400
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		10	5,677

			12,077

Total Collateralized Mortgage Obligations (cost $4,061,436)			4,071,832

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 67

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 0.5%
CLO - Floating Rate – 0.5%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 2.241% (LIBOR 3 Month + 2.00%), 04/17/2033(b)(o)	U.S.$	270	$267,975
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 6.541% (LIBOR 3 Month + 6.30%), 07/18/2030(b)(o)		250	243,419
Dryden 98 CLO Ltd. Series 2022-98A, Class E 6.44% (LIBOR 3 Month + 6.40%), 04/20/2035(b)(o)		250	249,827
Dryden CLO Ltd. Series 2020-78A, Class C 2.191% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(o)		250	250,052
Elmwood CLO VIII Ltd. Series 2021-1A, Class E1 6.254% (LIBOR 3 Month + 6.00%), 01/20/2034(b)(o)		150	145,883
Elmwood CLO XII Ltd. Series 2021-5A, Class E 6.471% (LIBOR 3 Month + 6.35%), 01/20/2035(b)(o)		250	245,229
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 3.359% (LIBOR 3 Month + 3.10%), 01/24/2033(b)(o)		263	259,745
Rad CLO 11 Ltd. Series 2021-11A, Class E 6.491% (LIBOR 3 Month + 6.25%), 04/15/2034(b)(o)		250	246,341
Regatta XIX Funding Ltd. Series 2022-1A, Class E 7.27% (LIBOR 3 Month + 6.88%), 04/20/2035(b)(o)		250	246,250
Rockford Tower CLO Ltd. Series 2017-2A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 10/15/2029(b)(o)		306	298,723
Trimaran Cavu Ltd. Series 2019-1A, Class E 7.294% (LIBOR 3 Month + 7.04%), 07/20/2032(b)(o)		250	239,570

68 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Voya CLO Ltd. Series 2019-1A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(o)	U.S.$	109	$103,663

Total Collateralized Loan Obligations (cost $2,840,034)			2,796,677

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Mexico – 0.1%
Petroleos Mexicanos 5.95%, 01/28/2031(c)		301	279,915
6.49%, 01/23/2027		51	52,351
6.50%, 01/23/2029		41	41,000
6.75%, 09/21/2047		182	149,859
6.95%, 01/28/2060		31	25,594

			548,719

Oman – 0.0%
Lamar Funding Ltd. 3.958%, 05/07/2025(b)		206	201,983

Ukraine – 0.0%
State Agency of Roads of Ukraine 6.25%, 06/24/2028(b)		324	97,200

United Arab Emirates – 0.1%
DP World Crescent Ltd. 3.875%, 07/18/2029(b)		220	224,785

Total Quasi-Sovereigns (cost $1,225,264)			1,072,687

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Colombia – 0.0%
Colombia Government International Bond 5.625%, 02/26/2044		200	179,413

Mexico – 0.1%
Mexico Government International Bond 4.75%, 04/27/2032		200	213,400

Total Governments - Sovereign Bonds (cost $385,787)			392,813

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 69

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

PREFERRED STOCKS – 0.0%
Industrials – 0.0%
Auto Components – 0.0%
Energy Technology 0.00%(a)(d)(e)		117	$99,742

Energy Equipment & Services – 0.0%
Gulfport Energy Operating Corp. 10.00%(a)(d)		9	45,000

Industrial Conglomerates – 0.0%
WESCO International, Inc. Series A 10.625%		3,350	97,753

			242,495

Consumer Discretionary – 0.0%
Household Durables – 0.0%
Hovnanian Enterprises, Inc. 7.625%		1,190	24,764

Total Preferred Stocks (cost $192,828)			267,259

		Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.0%
Non-Agency Floating Rate CMBS – 0.0%
DBWF Mortgage Trust Series 2018-GLKS, Class E 3.18% (LIBOR 1 Month + 3.02%), 12/19/2030(b)(o)	U.S.$	100	97,245
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 4.941% (LIBOR 1 Month + 4.75%), 05/15/2036(b)(o)		39	28,296

			125,541

Non-Agency Fixed Rate CMBS – 0.0%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.482%, 07/10/2047(b)		35	34,486
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.051%, 01/10/2047(b)		28	12,365

70 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 4.886%, 01/15/2047(b)	U.S.$	71	$67,974

			114,825

Total Commercial Mortgage-Backed Securities (cost $259,609)			240,366

		Shares
WARRANTS – 0.0%
Industrials – 0.0%
Construction & Engineering – 0.0%
Willscot Corp., expiring 11/29/2022(a)(d)(e)		1,913	38,576

Information Technology – 0.0%
Software – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(a)		4,686	14,011

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Battalion Oil Corp., expiring 10/08/2022(a)(d)(e)		14	– 0	–
Battalion Oil Corp., expiring 10/08/2022(a)(c)(d)(e)		10	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(a)		4,816	145
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(a)		2,024	22

			167

Diversified – 0.0%
Special Purpose Acquisition Company – 0.0%
CWT Travel Holdings, A-CW26, expiring 11/19/2026(a)(d)(e)		1,052	34
CWT Travel Holdings, B-CW28, expiring 11/19/2028(a)(d)(e)		1,108	30

			64

Total Warrants (cost $15,546)			52,818

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 71

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

ASSET-BACKED SECURITIES – 0.0%
Other ABS - Fixed Rate – 0.0%
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(b) (cost $35,319)	U.S.$	35		$35,210

		Notional Amount
OPTIONS PURCHASED - CALLS – 0.0%
Swaptions – 0.0%
CDX-NAHY Series 37, 5 Year Index Expiration: Apr 2022, Contracts: 820,000; Exercise Rate: 106.00%; Counterparty: BNP Paribas SA(a) (premiums paid $8,364)	USD	820,000		5,484

		Principal Amount (000)
MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 2006 5.00%, 01/01/2036 (cost $92)	U.S.$	0	**	94

		Shares
SHORT-TERM INVESTMENTS – 11.7%
Investment Companies – 11.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(l)(q)(r) (cost $70,614,283)		70,614,283		70,614,283

Total Investments Before Security Lending Collateral for Securities Loaned – 97.8% (cost $545,702,600)				591,144,063

72 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.9%
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(l)(q)(r) (cost $11,363,497)	11,363,497	$11,363,497

Total Investments – 99.7% (cost $557,066,097)		602,507,560
Other assets less liabilities – 0.3%		1,954,945

Net Assets – 100.0%		$604,462,505

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	141	March 2022	$13,777,003	$(453,927)
10 Yr Canadian Bond Futures	200	June 2022	21,565,286	132,096
10 Yr Japan Bond (OSE) Futures	30	March 2022	39,272,822	(425,475)
E-Mini Russell 2000 Futures	4	March 2022	408,900	(9,686)
Euro Buxl 30 Yr Bond Futures	63	March 2022	13,970,928	(1,362,028)
Euro STOXX 50 Index Futures	10	March 2022	440,315	(5,487)
Euro-BOBL Futures	63	March 2022	9,314,423	(174,344)
Euro-Bund Futures	89	March 2022	16,669,126	(745,761)
Euro-Schatz Futures	68	March 2022	8,538,675	(17,610)
FTSE KLCI Futures	168	March 2022	3,189,139	52,991
FTSE/JSE Top 40 Futures	29	March 2022	1,306,620	19,471
Long Gilt Futures	346	June 2022	57,128,706	414,071
MSCI Emerging Markets Futures	212	March 2022	12,460,300	(710,339)
OMXS30 Index Futures	146	March 2022	3,288,108	(191,903)
S&P 400 E-Mini Futures	31	March 2022	8,239,800	(361,405)
S&P TSX 60 Index Futures	4	March 2022	804,986	(11,664)
SET 50 Futures	870	March 2022	5,368,839	142,045
SGX Nifty 50 Futures	47	March 2022	1,577,320	(45,841)
SPI 200 Futures	24	March 2022	3,060,482	16,662
TOPIX Index Futures	9	March 2022	1,480,364	24,563
U.S. Long Bond (CBT) Futures	2	June 2022	313,375	1,185
U.S. T-Note 2 Yr (CBT) Futures	145	June 2022	31,207,851	79,173
U.S. T-Note 5 Yr (CBT) Futures	243	June 2022	28,742,344	163,001
U.S. T-Note 10 Yr (CBT) Futures	467	June 2022	59,513,313	489,035
U.S. Ultra Bond (CBT) Futures	258	June 2022	47,971,875	702,524
WIG 20 Index Futures	99	March 2022	943,778	(100,882)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 73

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts
BIST 30 Futures	3	April 2022	$4,743	$(36)
E-Mini Russell 2000 Futures	84	March 2022	10,166,100	558,293
Euro STOXX 50 Index Futures	257	March 2022	11,316,089	396,044
Euro-Bund Futures	2	March 2022	374,587	5,974
FTSE 100 Index Futures	40	March 2022	3,989,354	(36,089)
FTSE China A50 Futures	219	March 2022	3,227,403	81,323
FTSE KLCI Futures	45	March 2022	2,781,000	65,259
Hang Seng Index Futures	15	March 2022	2,174,488	115,083
Long Gilt Futures	22	June 2022	3,632,461	(26,103)
Mexican BOLSA Index Futures	16	March 2022	418,081	(15,310)
MSCI EAFE Futures	1	March 2022	107,990	6,413
MSCI Emerging Markets Futures	4	March 2022	235,100	7,433
MSCI Singapore IX ETS Futures	174	March 2022	4,253,419	156,907
S&P 500 E-Mini Futures	276	March 2022	60,278,400	3,127,169
S&P TSX 60 Index Futures	4	March 2022	804,986	8,371
SPI 200 Futures	6	March 2022	765,121	28,532
TOPIX Index Futures	17	March 2022	2,796,242	76,363
U.S. 10 Yr Ultra Futures	5	June 2022	706,641	(8,538)
U.S. T-Note 2 Yr (CBT) Futures	73	June 2022	15,711,539	(40,059)
U.S. T-Note 10 Yr (CBT) Futures	172	June 2022	21,919,250	(180,300)
U.S. Ultra Bond (CBT) Futures	46	June 2022	8,553,125	21,135

				$1,968,329

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	80	RUB	6,730	03/24/2022	$(17,616)
Bank of America, NA	CLP	2,603,936	USD	3,124	03/25/2022	(125,799)
Bank of America, NA	USD	2,023	CLP	1,665,339	03/25/2022	54,969
Bank of America, NA	INR	69,419	USD	922	04/07/2022	5,619
Bank of America, NA	INR	42,010	USD	552	04/07/2022	(2,854)
Bank of America, NA	PHP	55,607	USD	1,076	04/28/2022	(4,979)
Bank of America, NA	USD	631	TWD	17,499	04/28/2022	(5,027)
Barclays Bank PLC	USD	4,718	RUB	352,620	03/02/2022	(1,453,195)
Barclays Bank PLC	BRL	29,948	USD	5,915	03/03/2022	101,845
Barclays Bank PLC	BRL	1,671	USD	315	03/03/2022	(9,670)
Barclays Bank PLC	USD	6,152	BRL	31,619	03/03/2022	(14,689)
Barclays Bank PLC	USD	786	NOK	7,040	03/16/2022	12,067
Barclays Bank PLC	SEK	14,845	USD	1,588	03/24/2022	20,241
Barclays Bank PLC	PEN	3,661	USD	950	03/25/2022	(14,621)
Barclays Bank PLC	USD	2,558	CLP	2,093,350	03/25/2022	54,804
Barclays Bank PLC	USD	683	PEN	2,569	03/25/2022	(6,058)
Barclays Bank PLC	USD	6,730	BRL	34,398	04/04/2022	(110,258)
Barclays Bank PLC	INR	14,003	USD	184	04/07/2022	(1,072)
Barclays Bank PLC	USD	923	INR	69,419	04/07/2022	(6,742)
Barclays Bank PLC	USD	702	ZAR	10,900	04/21/2022	1,923
Barclays Bank PLC	IDR	9,979,716	USD	695	04/28/2022	3,347

74 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	KRW	1,486,996	USD	1,248	04/28/2022	$12,617
Barclays Bank PLC	KRW	3,098,794	USD	2,556	04/28/2022	(19,636)
Barclays Bank PLC	PHP	89,002	USD	1,722	04/28/2022	(8,043)
Barclays Bank PLC	USD	152	JPY	17,447	04/28/2022	59
Barclays Bank PLC	USD	3,624	KRW	4,318,363	04/28/2022	(35,247)
Barclays Bank PLC	USD	1,146	PHP	59,082	04/28/2022	3,150
Barclays Bank PLC	USD	718	CZK	15,960	05/06/2022	(11,472)
Barclays Bank PLC	USD	1,853	HUF	610,425	05/06/2022	(24,697)
Barclays Bank PLC	USD	380	CNH	2,412	05/18/2022	(214)
Barclays Bank PLC	MYR	18,212	USD	4,336	06/16/2022	5,212
Barclays Bank PLC	MYR	30,524	USD	7,217	06/16/2022	(41,917)
Barclays Bank PLC	USD	12,337	MYR	51,852	06/16/2022	(6,280)
BNP Paribas SA	USD	5,186	EUR	4,584	05/12/2022	(32,220)
Citibank, NA	COP	12,784,665	USD	3,198	03/25/2022	(41,409)
Citibank, NA	USD	1,829	CLP	1,507,772	03/25/2022	52,635
Citibank, NA	USD	2,960	CZK	64,088	05/06/2022	(123,143)
Credit Suisse International	SEK	3,711	USD	395	03/24/2022	3,100
Credit Suisse International	USD	689	NOK	6,201	03/24/2022	13,844
Credit Suisse International	USD	644	ZAR	9,830	04/21/2022	(9,221)
Credit Suisse International	KRW	1,248,481	USD	1,044	04/28/2022	6,120
Credit Suisse International	USD	1,016	JPY	116,758	04/28/2022	974
Credit Suisse International	CZK	43,884	USD	1,945	05/06/2022	2,979
Credit Suisse International	CNH	9,118	USD	1,432	05/18/2022	(3,650)
Deutsche Bank AG	RUB	77,878	USD	938	03/02/2022	217,227
Deutsche Bank AG	USD	773	RUB	63,719	03/02/2022	(183,284)
Deutsche Bank AG	BRL	31,619	USD	6,152	03/03/2022	14,689
Deutsche Bank AG	USD	5,791	BRL	31,619	03/03/2022	346,470
Deutsche Bank AG	MXN	46,219	USD	2,223	03/24/2022	(25,447)
Deutsche Bank AG	NOK	6,201	USD	697	03/24/2022	(6,296)
Deutsche Bank AG	RUB	63,719	USD	761	03/24/2022	174,083
Deutsche Bank AG	USD	6,954	SEK	65,343	03/24/2022	(51,162)
Deutsche Bank AG	CLP	4,358,679	USD	5,388	03/25/2022	(51,660)
Deutsche Bank AG	PEN	3,006	USD	777	03/25/2022	(15,436)
Deutsche Bank AG	USD	715	CLP	583,985	03/25/2022	13,366
Deutsche Bank AG	INR	175,813	USD	2,330	04/07/2022	8,684
Deutsche Bank AG	CHF	4,245	USD	4,597	04/13/2022	(40,119)
Deutsche Bank AG	ZAR	29,892	USD	1,956	04/21/2022	23,863
Deutsche Bank AG	USD	5,521	CAD	7,038	04/22/2022	32,078
Deutsche Bank AG	IDR	30,202,942	USD	2,094	04/28/2022	476
Deutsche Bank AG	USD	3,889	IDR	56,192,808	04/28/2022	5,737
Deutsche Bank AG	PLN	5,034	USD	1,251	05/06/2022	57,620
Deutsche Bank AG	EUR	3,007	USD	3,442	05/12/2022	60,867
Deutsche Bank AG	CNH	10,649	USD	1,665	05/18/2022	(11,076)
Goldman Sachs Bank USA	RUB	561,956	USD	7,458	03/02/2022	2,254,618
Goldman Sachs Bank USA	USD	3,276	RUB	246,570	03/02/2022	(992,489)
Goldman Sachs Bank USA	USD	735	MXN	15,177	03/24/2022	3,574
Goldman Sachs Bank USA	USD	420	CLP	342,525	03/25/2022	7,922
Goldman Sachs Bank USA	USD	4,253	COP	16,930,624	03/25/2022	37,453
Goldman Sachs Bank USA	USD	2,764	PEN	10,287	03/25/2022	(52,189)
Goldman Sachs Bank USA	IDR	16,632,861	USD	1,159	04/28/2022	5,853
Goldman Sachs Bank USA	KRW	1,486,996	USD	1,248	04/28/2022	12,538
Goldman Sachs Bank USA	USD	11,057	PHP	575,043	04/28/2022	123,636

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 75

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	HUF	221,296	USD	665	05/06/2022	$1,919
Goldman Sachs Bank USA	MYR	13,758	USD	3,205	06/16/2022	(66,500)
Goldman Sachs Bank USA	USD	10,524	MYR	44,662	06/16/2022	96,426
Goldman Sachs Bank USA	USD	2,213	MYR	9,264	06/16/2022	(9,602)
HSBC Bank USA	USD	2,532	GBP	1,873	03/17/2022	(19,020)
HSBC Bank USA	NZD	8,120	USD	5,370	03/18/2022	(122,786)
HSBC Bank USA	MXN	11,445	USD	551	03/24/2022	(5,903)
HSBC Bank USA	COP	12,784,665	USD	3,201	03/25/2022	(38,647)
HSBC Bank USA	PEN	18,981	USD	4,902	03/25/2022	(101,150)
HSBC Bank USA	USD	1,486	PEN	5,643	03/25/2022	1,514
HSBC Bank USA	AUD	8,355	USD	5,948	04/28/2022	(124,970)
HSBC Bank USA	JPY	295,393	USD	2,560	04/28/2022	(13,038)
HSBC Bank USA	KRW	451,364	USD	376	04/28/2022	423
HSBC Bank USA	TWD	17,499	USD	632	04/28/2022	6,166
HSBC Bank USA	USD	1,412	KRW	1,700,764	04/28/2022	992
Morgan Stanley Capital Services, Inc.	RUB	23,075	USD	308	03/02/2022	94,186
Morgan Stanley Capital Services, Inc.	ZAR	71,647	USD	4,670	04/21/2022	39,315
Morgan Stanley Capital Services, Inc.	CAD	4,717	USD	3,710	04/22/2022	(12,196)
Morgan Stanley Capital Services, Inc.	USD	1,263	PLN	5,034	05/06/2022	(69,301)
Morgan Stanley Capital Services, Inc.	EUR	3,747	USD	4,288	05/12/2022	75,791
Morgan Stanley Capital Services, Inc.	MYR	11,357	USD	2,675	06/16/2022	(25,289)
Standard Chartered Bank	IDR	56,343,551	USD	3,902	04/28/2022	(3,169)
Standard Chartered Bank	JPY	120,658	USD	1,050	04/28/2022	(662)
Standard Chartered Bank	USD	1,606	JPY	184,487	04/28/2022	1,012
State Street Bank & Trust Co.	THB	354,284	USD	10,559	03/10/2022	(282,974)
State Street Bank & Trust Co.	USD	6,233	THB	207,858	03/10/2022	127,978
State Street Bank & Trust Co.	USD	1,436	THB	46,326	03/10/2022	(18,013)
State Street Bank & Trust Co.	GBP	516	USD	704	03/17/2022	10,898
State Street Bank & Trust Co.	USD	378	ZAR	5,880	04/21/2022	1,642
State Street Bank & Trust Co.	CAD	111	USD	87	04/22/2022	(221)
State Street Bank & Trust Co.	USD	314	CAD	399	04/22/2022	940
State Street Bank & Trust Co.	PLN	3,761	USD	918	05/06/2022	26,116
State Street Bank & Trust Co.	USD	460	HUF	146,209	05/06/2022	(21,839)
State Street Bank & Trust Co.	EUR	258	USD	293	05/12/2022	2,901
State Street Bank & Trust Co.	USD	380	EUR	334	05/12/2022	(4,547)

						$(254,236)

76 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)		Premiums Received	Market Value
Put
CDX-NAHY Series 37, 5 Year Index	BNP Paribas SA	Sell	102.00%	April 2022	USD	820	$7,737	$(5,062)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
CNY	36,260	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly	$40,072	$	– 0	–	$40,072
CNY	107,914	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly	143,838		– 0	–	143,838
CNY	109,516	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly	157,061		– 0	–	157,061
CHF	1,570	09/21/2031	1 Day SARON	(0.192)%	Annual	(104,463)		(25,699)		(78,764)
NZD	630	09/28/2031	3 Month BKBM	2.180%	Quarterly/Semi- Annual	(26,466)		– 0	–	(26,466)
SEK	5,300	10/04/2031	3 Month STIBOR	0.888%	Quarterly/Annual	(23,679)		– 0	–	(23,679)
SEK	6,230	10/06/2031	3 Month STIBOR	0.888%	Quarterly/Annual	(27,899)		– 0	–	(27,899)
NZD	1,330	10/06/2031	3 Month BKBM	2.198%	Quarterly/Semi- Annual	(54,783)		– 0	–	(54,783)
NOK	100	10/21/2031	1.983%	6 Month NIBOR	Annual/Semi- Annual	163		– 0	–	163
CHF	590	11/19/2031	1 Day SARON	0.100%	Annual	(22,571)		– 0	–	(22,571)
SEK	7,600	12/08/2031	3 Month STIBOR	0.791%	Quarterly/Annual	(43,500)		6		(43,506)
NZD	1,280	12/08/2031	3 Month BKBM	2.513%	Quarterly/Semi- Annual	(33,751)		– 0	–	(33,751)
NZD	890	01/14/2032	3 Month BKBM	2.755%	Quarterly/Semi- Annual	(11,953)		– 0	–	(11,953)

						$(7,931)		$(25,693)		$17,762

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 77

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 37, 5 Year Index, 12/20/2026*	5.00%	Quarterly	3.65%	USD	5,570	$365,920	$454,718	$(88,798)
iTraxx Xover Series 36, 5 Year Index, 12/20/2026*	5.00	Quarterly	3.46	EUR	3,070	257,626	398,539	(140,913)
Republic of South Africa, 5.875%, 09/16/2025, 12/20/2026*	1.00	Quarterly	2.27	USD	300	(16,336)	(15,099)	(1,237)

						$607,210	$838,158	$(230,948)

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)%	Monthly	7.50%	USD	830	$350,134	$261,632	$88,502
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	(3.00)	Monthly	7.50	USD	946	229,375	154,086	75,289

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	25	(10,524)	(11,972)	1,448
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	1,579	(665,756)	(263,130)	(402,626)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,453	(1,079,752)	(418,158)	(661,594)
Deutsche Bank AG
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	2,400	(1,011,946)	(408,483)	(603,463)
Goldman Sachs International
Avis Budget Group, Inc., 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	1.31	USD	50	3,789	1,166	2,623
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	5	(2,024)	(2,299)	275
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	5	(2,024)	(2,299)	275
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	30	(12,548)	(13,165)	617
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	10	(4,048)	(4,501)	453

78 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	7.50%	USD	30	$(12,548)	$(12,169)	$(379)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	29	(12,144)	(11,708)	(436)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	31	(12,953)	(12,415)	(538)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	32	(13,358)	(12,727)	(631)

						$(2,256,327)	$(756,142)	$(1,500,185)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MLABUSCU	OBFR Plus 0.25%	Quarterly	USD	298	11/15/2022	$(7,359)
MLABUSCU	OBFR Plus 0.25%	Quarterly	USD	1,541	11/15/2022	(37,975)
MLABUSLV	OBFR Plus 0.25%	Quarterly	USD	792	11/15/2022	(9,239)
MLABUSLV	OBFR Plus 0.25%	Quarterly	USD	1,620	11/15/2022	(18,651)
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	SOFR	Maturity	USD	111,225	05/02/2022	(200,547)
Citibank, NA
CGABROEF	FedFundEffective Plus 0.30%	Quarterly	USD	369	12/15/2022	5,487
CGABROEF	FedFundEffective Plus 0.30%	Quarterly	USD	207	12/15/2022	(17,887)
CGABROEF	FedFundEffective Plus 0.30%	Quarterly	USD	2,625	12/15/2022	(278,870)
Goldman Sachs International
Siltronic AG	ESTR Plus 0.35%	Monthly	EUR	272	01/05/2023	(113,668)
Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1 TRI	EURIBOR	Maturity	EUR	481	03/21/2022	(31,436)
Russell 2000 Total Return Index	FedFundEffective Plus 0.16%	Quarterly	USD	7,685	06/15/2022	(334,071)
Sanne Group PLC	SONIA Plus 0.35%	Monthly	GBP	739	07/15/2025	7,461
Sanne Group PLC	SONIA Plus 0.35%	Monthly	GBP	144	07/15/2025	1,640

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 79

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Sanne Group PLC	SONIA Plus 0.35%	Monthly	GBP	83		07/15/2025	$1,055
Sanne Group PLC	SONIA Plus 0.35%	Monthly	GBP	26		07/15/2025	23
Sanne Group PLC	SONIA Plus 0.35%	Monthly	GBP	0	***	07/15/2025	4
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	122		07/15/2025	3,873
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	121		07/15/2025	3,872
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	120		07/15/2025	3,715
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	120		07/15/2025	3,686
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	120		07/15/2025	3,432
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	81		07/15/2025	2,868
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	100		07/15/2025	2,072
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	98		07/15/2025	1,899
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	47		07/15/2025	1,639
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	68		07/15/2025	1,358
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	38		07/15/2025	1,328
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	80		07/15/2025	1,249
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	44		07/15/2025	1,194
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	62		07/15/2025	966
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	33		07/15/2025	648
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	22		07/15/2025	348
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	11		07/15/2025	266
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	3		07/15/2025	113
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	1		07/15/2025	23
Vivo Energy PLC	SOFR Plus 0.35%	Monthly	USD	0	***	07/15/2025	9
JPMorgan Chase Bank, NA
Blue Prism Group PLC	SONIA Plus 0.35%	Monthly	GBP	56		08/12/2022	8,896
Blue Prism Group PLC	SONIA Plus 0.35%	Monthly	GBP	211		08/12/2022	2,151

80 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Blue Prism Group PLC	SONIA Plus 0.35%	Monthly	GBP	179	08/12/2022	$2,333
Blue Prism Group PLC	SONIA Plus 0.35%	Monthly	GBP	172	08/12/2022	2,067
Blue Prism Group PLC	SONIA Plus 0.35%	Monthly	GBP	172	08/12/2022	1,481
Blue Prism Group PLC	SONIA Plus 0.35%	Monthly	GBP	76	08/12/2022	829
Blue Prism Group PLC	SONIA Plus 0.35%	Monthly	GBP	78	08/12/2022	722
Blue Prism Group PLC	SONIA Plus 0.35%	Monthly	GBP	85	08/12/2022	642
Blue Prism Group PLC	SONIA Plus 0.35%	Monthly	GBP	62	08/12/2022	677
Blue Prism Group PLC	SONIA Plus 0.35%	Monthly	GBP	55	08/12/2022	619
Blue Prism Group PLC	SONIA Plus 0.35%	Monthly	GBP	61	08/12/2022	396
Blue Prism Group PLC	SONIA Plus 0.35%	Monthly	GBP	27	08/12/2022	294
Blue Prism Group PLC	SONIA Plus 0.35%	Monthly	GBP	24	08/12/2022	181
Blue Prism Group PLC	SONIA Plus 0.35%	Monthly	GBP	24	08/12/2022	178
Blue Prism Group PLC	SONIA Plus 0.35%	Monthly	GBP	2	08/12/2022	24
Blue Prism Group PLC	SONIA Plus 0.35%	Monthly	GBP	2	08/12/2022	18
JPABJVAL(1)	TONAR Plus 0.18%	Quarterly	JPY	130,360	11/15/2022	(10,131)
Morgan Stanley Capital Services LLC
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	270	10/18/2023	17,952
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	129	10/18/2023	17,673
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	135	10/18/2023	15,567
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	105	10/18/2023	14,667
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	166	10/18/2023	10,596
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	141	10/18/2023	10,190
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	101	10/18/2023	10,382
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	119	10/18/2023	8,059
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	133	10/18/2023	7,752
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	96	10/18/2023	7,622

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 81

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	50	10/18/2023	$7,321
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	108	10/18/2023	6,864
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	93	10/18/2023	6,485
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	66	10/18/2023	6,492
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	57	10/18/2023	5,804
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	54	10/18/2023	4,938
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	50	10/18/2023	3,087
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	16	10/18/2023	1,489
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	15	10/18/2023	1,111
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	15	10/18/2023	1,034
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	10	10/18/2023	1,025
Avast PLC	SONIA Plus 0.54%	Monthly	GBP	9	10/18/2023	928
Bloomberg Commodity Index	0 12%	Annual	USD	52,302	03/15/2022	7,886,839
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	172	10/18/2023	11,114
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	186	10/18/2023	10,217
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	101	10/18/2023	6,586
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	168	10/18/2023	6,066
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	169	10/18/2023	5,936
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	165	10/18/2023	5,779
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	167	10/18/2023	3,872
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	82	10/18/2023	3,746
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	73	10/18/2023	2,964
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	79	10/18/2023	2,927
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	70	10/18/2023	2,028
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	59	10/18/2023	1,809
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	56	10/18/2023	1,410

82 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	92		10/18/2023	$1,283
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	71		10/18/2023	975
Meggitt PLC	SONIA Plus 0.54%	Monthly	GBP	72		10/18/2023	641
RTS Futures	0.00%	Monthly	USD	312		03/17/2022	(218,762)
Sanne Group PLC	SONIA Plus 0.54%	Monthly	GBP	347		10/18/2023	3,476
Sanne Group PLC	SONIA Plus 0.54%	Monthly	GBP	223		10/18/2023	2,564
Sanne Group PLC	SONIA Plus 0.54%	Monthly	GBP	87		10/18/2023	1,005
Sanne Group PLC	SONIA Plus 0.54%	Monthly	GBP	70		10/18/2023	812
Sanne Group PLC	SONIA Plus 0.54%	Monthly	GBP	63		10/18/2023	729
Sanne Group PLC	SONIA Plus 0.54%	Monthly	GBP	65		10/18/2023	706
Sanne Group PLC	SONIA Plus 0.54%	Monthly	GBP	14		10/18/2023	186
Sanne Group PLC	SONIA Plus 0.54%	Monthly	GBP	7		10/18/2023	82
Sanne Group PLC	SONIA Plus 0.54%	Monthly	GBP	1		10/18/2023	10
Sanne Group PLC	SONIA Plus 0.54%	Monthly	GBP	0	***	10/18/2023	1
Swiss Market Index Futures	0.00%	Monthly	CHF	588		03/18/2022	(17,771)
Swiss Market Index Futures	0.00%	Monthly	CHF	1,412		03/18/2022	(50,282)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	35		10/18/2023	750
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	41		10/18/2023	372
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	46		10/18/2023	(76)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	35		10/18/2023	(40)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	120		10/18/2023	(437)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	84		10/18/2023	(2,494)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	84		10/18/2023	(2,709)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	87		10/18/2023	(3,026)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	85		10/18/2023	(3,156)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	83		10/18/2023	(3,255)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 83

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Annual	GBP	80		10/18/2023	$(4,051)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	106		10/18/2023	(4,386)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	75		10/18/2023	(4,321)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	71		10/18/2023	(5,034)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	95		10/18/2023	(6,121)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	163		10/18/2023	(6,621)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	163		10/18/2023	(7,052)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	151		10/18/2023	(9,442)
Ultra Electronics Holdings PLC	SONIA Plus 0.54%	Monthly	GBP	152		10/18/2023	(10,437)

Pay Total Return on Reference Obligation
Goldman Sachs International
Columbia Banking System, Inc.	SOFR Minus 0.32%	Monthly	USD	237		07/15/2025	1,235
Columbia Banking System, Inc.	SOFR Minus 0.32%	Monthly	USD	147		07/15/2025	380
Columbia Banking System, Inc.	SOFR Minus 0.32%	Monthly	USD	6		07/15/2025	132
Columbia Banking System, Inc.	SOFR Minus 0.32%	Monthly	USD	8		07/15/2025	80
Columbia Banking System, Inc.	SOFR Minus 0.32%	Monthly	USD	1		07/15/2025	11
Columbia Banking System, Inc.	SOFR Minus 0.32%	Monthly	USD	1		07/15/2025	(7)
Columbia Banking System, Inc.	SOFR Minus 0.32%	Monthly	USD	0	***	07/15/2025	(13)
Columbia Banking System, Inc.	SOFR Minus 0.33%	Monthly	USD	1		07/15/2025	(32)
Columbia Banking System, Inc.	SOFR Minus 0.32%	Monthly	USD	45		07/15/2025	(451)
Columbia Banking System, Inc.	SOFR Minus 0.32%	Monthly	USD	30		07/15/2025	(472)
Columbia Banking System, Inc.	SOFR Minus 0.32%	Monthly	USD	185		07/15/2025	(922)
Columbia Banking System, Inc.	SOFR Minus 0.32%	Monthly	USD	70		07/15/2025	(1,018)
Columbia Banking System, Inc.	SOFR Minus 0.33%	Monthly	USD	23		07/15/2025	(1,061)
Columbia Banking System, Inc.	SOFR Minus 0.32%	Monthly	USD	178		07/15/2025	(1,889)
Columbia Banking System, Inc.	SOFR Minus 0.32%	Monthly	USD	237		07/15/2025	(2,180)

84 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Columbia Banking System, Inc.	SOFR Minus 0.32%	Monthly	USD	59	07/15/2025	$(4,259)
Columbia Banking System, Inc.	SOFR Minus 0.32%	Monthly	USD	96	07/15/2025	(4,420)
Columbia Banking System, Inc.	SOFR Minus 0.32%	Monthly	USD	171	07/15/2025	(10,207)
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	66	07/15/2025	2,976
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	66	07/15/2025	2,635
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	52	07/15/2025	2,023
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	43	07/15/2025	1,247
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	34	07/15/2025	675
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	20	07/15/2025	568
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	27	07/15/2025	482
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	44	07/15/2025	432
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	3	07/15/2025	80
Entegris, Inc.	SOFR Minus 0.33%	Monthly	USD	12	07/15/2025	69
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	4	07/15/2025	(2)
Entegris, Inc.	SOFR Minus 0.33%	Monthly	USD	1	07/15/2025	(146)
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	14	07/15/2025	(239)
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	20	07/15/2025	(554)
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	19	07/15/2025	(571)
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	78	07/15/2025	(850)
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	74	07/15/2025	(1,164)
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	39	07/15/2025	(1,590)
Entegris, Inc.	SOFR Minus 0.33%	Monthly	USD	20	07/15/2025	(1,683)
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	23	07/15/2025	(2,543)
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	42	07/15/2025	(3,032)
Entegris, Inc.	SOFR Minus 0.32%	Monthly	USD	35	07/15/2025	(4,082)
GSABHVIP	SOFR	Quarterly	USD	509	09/15/2022	(23,889)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 85

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
II-VI, Inc.	SOFR Minus 0.31%	Monthly	USD	240	01/05/2023	$(4,036)
II-VI, Inc.	SOFR Minus 0.30%	Monthly	USD	240	01/05/2023	(6,502)
II-VI, Inc.	SOFR Minus 0.31%	Monthly	USD	240	01/05/2023	(12,046)
M&T Bank Corp.	SOFR Minus 0.30%	Monthly	USD	1	01/05/2023	(81)
M&T Bank Corp.	SOFR Minus 0.30%	Monthly	USD	7	01/05/2023	(813)
M&T Bank Corp.	SOFR Minus 0.05%	Monthly	USD	10	01/05/2023	(1,227)
M&T Bank Corp.	SOFR Minus 0.30%	Monthly	USD	10	01/05/2023	(1,468)
M&T Bank Corp.	SOFR Minus 0.30%	Monthly	USD	21	01/05/2023	(3,049)
M&T Bank Corp.	SOFR Minus 0.07%	Monthly	USD	21	01/05/2023	(3,196)
M&T Bank Corp.	SOFR Minus 0.29%	Monthly	USD	37	01/05/2023	(4,076)
M&T Bank Corp.	SOFR Minus 0.30%	Monthly	USD	33	01/05/2023	(4,952)
M&T Bank Corp.	SOFR Minus 0.29%	Monthly	USD	63	01/05/2023	(7,674)
M&T Bank Corp.	SOFR Minus 0.30%	Monthly	USD	58	01/05/2023	(8,888)
M&T Bank Corp.	SOFR Minus 0.28%	Monthly	USD	73	01/05/2023	(10,257)
M&T Bank Corp.	SOFR Minus 0.30%	Monthly	USD	108	01/05/2023	(16,138)
M&T Bank Corp.	SOFR Minus 0.29%	Monthly	USD	211	01/05/2023	(20,619)
M&T Bank Corp.	SOFR Minus 0.28%	Monthly	USD	182	01/05/2023	(25,049)
M&T Bank Corp.	SOFR Minus 0.07%	Monthly	USD	265	01/05/2023	(35,987)
M&T Bank Corp.	SOFR Minus 0.30%	Monthly	USD	272	01/05/2023	(39,936)
M&T Bank Corp.	SOFR Minus 0.26%	Monthly	USD	3	07/15/2025	(277)
M&T Bank Corp.	SOFR Minus 0.32%	Monthly	USD	6	07/15/2025	(1,030)
M&T Bank Corp.	SOFR Minus 0.32%	Monthly	USD	22	07/15/2025	(3,507)
M&T Bank Corp.	SOFR Minus 0.27%	Monthly	USD	71	07/15/2025	(7,912)
M&T Bank Corp.	SOFR Minus 0.30%	Monthly	USD	102	07/15/2025	(12,770)
M&T Bank Corp.	SOFR Minus 0.32%	Monthly	USD	83	07/15/2025	(13,288)
M&T Bank Corp.	SOFR Minus 0.32%	Monthly	USD	99	07/15/2025	(14,177)

86 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
M&T Bank Corp.	SOFR Minus 0.32%	Monthly	USD	124	07/15/2025	$(22,383)
M&T Bank Corp.	SOFR Minus 0.32%	Monthly	USD	145	07/15/2025	(22,775)
M&T Bank Corp.	SOFR Minus 0.32%	Monthly	USD	157	07/15/2025	(27,054)
M&T Bank Corp.	SOFR Minus 0.32%	Monthly	USD	182	07/15/2025	(34,169)
M&T Bank Corp.	SOFR Minus 0.32%	Monthly	USD	182	07/15/2025	(34,479)
M&T Bank Corp.	SOFR Minus 0.32%	Monthly	USD	304	07/15/2025	(55,927)
New York Community Bancorp, Inc.	SOFR Minus 0.30%	Monthly	USD	447	01/05/2023	44,215
New York Community Bancorp, Inc.	SOFR Minus 0.30%	Monthly	USD	427	01/05/2023	39,361
New York Community Bancorp, Inc.	SOFR Minus 0.30%	Monthly	USD	331	01/05/2023	21,941
New York Community Bancorp, Inc.	SOFR Minus 0.30%	Monthly	USD	198	01/05/2023	20,415
New York Community Bancorp, Inc.	SOFR Minus 0.30%	Monthly	USD	293	01/05/2023	18,125
New York Community Bancorp, Inc.	SOFR Minus 0.07%	Monthly	USD	128	01/05/2023	8,994
New York Community Bancorp, Inc.	SOFR Minus 0.30%	Monthly	USD	142	01/05/2023	6,294
New York Community Bancorp, Inc.	SOFR Minus 0.30%	Monthly	USD	18	01/05/2023	1,027
New York Community Bancorp, Inc.	SOFR Minus 0.29%	Monthly	USD	46	01/05/2023	(343)
New York Community Bancorp, Inc.	SOFR Minus 0.29%	Monthly	USD	125	01/05/2023	(485)
New York Community Bancorp, Inc.	SOFR Minus 0.32%	Monthly	USD	67	07/15/2025	8,935
New York Community Bancorp, Inc.	SOFR Minus 0.30%	Monthly	USD	206	07/15/2025	8,465
New York Community Bancorp, Inc.	SOFR Minus 0.32%	Monthly	USD	51	07/15/2025	7,380

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 87

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
New York Community Bancorp, Inc.	SOFR Minus 0.32%	Monthly	USD	44		07/15/2025	$6,622
New York Community Bancorp, Inc.	SOFR Minus 0.32%	Monthly	USD	69		07/15/2025	1,357
New York Community Bancorp, Inc.	SOFR Minus 0.32%	Monthly	USD	69		07/15/2025	1,186
New York Community Bancorp, Inc.	SOFR Minus 0.33%	Monthly	USD	54		07/15/2025	79
New York Community Bancorp, Inc.	SOFR Minus 0.32%	Monthly	USD	1		07/15/2025	78
New York Community Bancorp, Inc.	SOFR Minus 0.32%	Monthly	USD	8		07/15/2025	(71)
New York Community Bancorp, Inc.	SOFR Minus 0.33%	Monthly	USD	108		07/15/2025	(121)
Quidel Corporation	SOFR Minus 0.32%	Monthly	USD	21		07/15/2025	6,671
Quidel Corporation	SOFR Minus 0.32%	Monthly	USD	0	***	07/15/2025	(6)
Quidel Corporation	SOFR Minus 0.33%	Monthly	USD	47		07/15/2025	(1,252)
Quidel Corporation	SOFR Minus 0.32%	Monthly	USD	24		07/15/2025	(2,056)
Quidel Corporation	SOFR Minus 0.33%	Monthly	USD	56		07/15/2025	(2,568)
Quidel Corporation	SOFR Minus 0.32%	Monthly	USD	39		07/15/2025	(4,078)
Quidel Corporation	SOFR Minus 0.32%	Monthly	USD	71		07/15/2025	(5,575)
Quidel Corporation	SOFR Minus 0.33%	Monthly	USD	128		07/15/2025	(11,579)
Quidel Corporation	SOFR Minus 0.33%	Monthly	USD	225		07/15/2025	(12,666)
JPMorgan Chase Bank, NA
Healthcare Realty Trust, Inc.	OBFR Minus 0.30%	Monthly	USD	396		08/12/2022	5,269
JPQABHYS	OBFR Minus 0.05%	Quarterly	USD	188		06/15/2022	(7,981)
JPQABHYS	OBFR Plus 0.05%	Quarterly	USD	139		06/15/2022	(8,854)
MKS Instruments, Inc.	OBFR Minus 0.40%	Monthly	USD	154		08/12/2022	20,444
MKS Instruments, Inc.	OBFR Minus 0.40%	Monthly	USD	154		08/12/2022	19,935
MKS Instruments, Inc.	OBFR Minus 0.40%	Monthly	USD	50		08/12/2022	5,617

88 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
MKS Instruments, Inc.	OBFR Minus 0.40%	Monthly	USD	64	08/12/2022	$5,356
MKS Instruments, Inc.	OBFR Minus 0.40%	Monthly	USD	47	08/12/2022	4,308
MKS Instruments, Inc.	OBFR Minus 0.40%	Monthly	USD	38	08/12/2022	3,356
MKS Instruments, Inc.	OBFR Minus 0.40%	Monthly	USD	36	08/12/2022	3,302
MKS Instruments, Inc.	OBFR Minus 0.40%	Monthly	USD	30	08/12/2022	2,690
MKS Instruments, Inc.	OBFR Minus 0.39%	Monthly	USD	97	08/12/2022	1,485
MKS Instruments, Inc.	OBFR Minus 0.40%	Monthly	USD	14	08/12/2022	1,368
MKS Instruments, Inc.	OBFR Minus 0.39%	Monthly	USD	7	08/12/2022	308
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	1	08/12/2022	(83)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	1	08/12/2022	(85)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	1	08/12/2022	(102)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	1	08/12/2022	(132)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	2	08/12/2022	(137)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	2	08/12/2022	(178)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	2	08/12/2022	(226)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	3	08/12/2022	(241)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	3	08/12/2022	(309)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	3	08/12/2022	(339)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	4	08/12/2022	(438)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	7	08/12/2022	(734)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	13	08/12/2022	(1,354)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	20	08/12/2022	(2,015)
Raymond James Financial, Inc.	OBFR Minus 0.31%	Monthly	USD	27	08/12/2022	(2,238)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	40	08/12/2022	(2,986)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	39	08/12/2022	(3,493)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	33	08/12/2022	(3,887)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 89

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	37	08/12/2022	$(3,889)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	62	08/12/2022	(3,908)
Raymond James Financial, Inc.	OBFR Minus 0.31%	Monthly	USD	62	08/12/2022	(4,327)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	66	08/12/2022	(4,336)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	50	08/12/2022	(4,349)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	80	08/12/2022	(5,466)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	50	08/12/2022	(5,931)
Raymond James Financial, Inc.	OBFR Minus 0.31%	Monthly	USD	119	08/12/2022	(8,665)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	103	08/12/2022	(8,820)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	72	08/12/2022	(8,879)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	90	08/12/2022	(9,058)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	86	08/12/2022	(9,362)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	79	08/12/2022	(9,694)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	149	08/12/2022	(12,164)
Raymond James Financial, Inc.	OBFR Minus 0.30%	Monthly	USD	121	08/12/2022	(13,646)
S&P Global, Inc.	OBFR Minus 0.39%	Monthly	USD	18	08/12/2022	(2,046)
S&P Global, Inc.	OBFR Minus 0.39%	Monthly	USD	34	08/12/2022	(3,369)
S&P Global, Inc.	OBFR Minus 0.39%	Monthly	USD	60	08/12/2022	(8,303)
S&P Global, Inc.	OBFR Minus 0.40%	Monthly	USD	101	08/12/2022	(12,608)
S&P Global, Inc.	OBFR Minus 0.39%	Monthly	USD	164	08/12/2022	(17,349)
S&P Global, Inc.	OBFR Minus 0.39%	Monthly	USD	174	08/12/2022	(23,455)
S&P Global, Inc.	OBFR Minus 0.39%	Monthly	USD	213	08/12/2022	(24,051)
S&P Global, Inc.	OBFR Minus 0.39%	Monthly	USD	225	08/12/2022	(24,792)
S&P Global, Inc.	OBFR Minus 0.39%	Monthly	USD	213	08/12/2022	(24,977)
S&P Global, Inc.	OBFR Minus 0.39%	Monthly	USD	200	08/12/2022	(26,013)
S&P Global, Inc.	OBFR Minus 0.39%	Monthly	USD	209	08/12/2022	(27,223)

90 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
S&P Global, Inc.	OBFR Minus 0.40%	Monthly	USD	418		08/12/2022	$(50,632)
S&P Global, Inc.	OBFR Minus 0.39%	Monthly	USD	473		08/12/2022	(64,847)
Take-Two Interactive Software, Inc.	OBFR Minus 0.30%	Monthly	USD	144		08/12/2022	(13,738)
Take-Two Interactive Software, Inc.	OBFR Minus 0.30%	Monthly	USD	270		08/12/2022	(35,596)
Take-Two Interactive Software, Inc.	OBFR Minus 0.30%	Monthly	USD	889		08/12/2022	(117,915)
Morgan Stanley Capital Services LLC
Citizens Financial Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	0	***	10/18/2023	(15)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	0	***	10/18/2023	(45)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	0	***	10/18/2023	(61)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	1		10/18/2023	(102)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	1		10/18/2023	(102)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	1		10/18/2023	(104)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	1		10/18/2023	(134)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	1		10/18/2023	(148)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	1		10/18/2023	(176)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	2		10/18/2023	(433)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	5		10/18/2023	(522)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.23%	Monthly	USD	7		10/18/2023	(572)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.22%	Monthly	USD	4		10/18/2023	(840)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.23%	Monthly	USD	5		10/18/2023	(878)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	14		10/18/2023	(2,380)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	17		10/18/2023	(2,558)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	28		10/18/2023	(2,789)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	25		10/18/2023	(3,312)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	22		10/18/2023	(4,127)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	38		10/18/2023	(4,141)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 91

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	162	10/18/2023	$(4,291)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	26	10/18/2023	(4,513)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	170	10/18/2023	(5,479)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	31	10/18/2023	(5,522)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	85	10/18/2023	(5,747)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	69	10/18/2023	(5,944)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	35	10/18/2023	(5,925)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.23%	Monthly	USD	86	10/18/2023	(6,455)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	70	10/18/2023	(7,200)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	93	10/18/2023	(7,485)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	51	10/18/2023	(8,422)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	88	10/18/2023	(8,750)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	65	10/18/2023	(10,473)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	62	10/18/2023	(11,287)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	78	10/18/2023	(11,934)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	125	10/18/2023	(12,676)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	136	10/18/2023	(12,844)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	101	10/18/2023	(16,572)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	105	10/18/2023	(17,535)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	121	10/18/2023	(20,269)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	131	10/18/2023	(25,773)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	170	10/18/2023	(26,603)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	156	10/18/2023	(27,303)
Citizens Financial Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	194	10/18/2023	(31,706)
DraftKings, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	138	10/18/2023	161,372
DraftKings, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	73	10/18/2023	89,315

92 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
DraftKings, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	21	10/18/2023	$26,029
DraftKings, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	3	10/18/2023	4,678
Frontier Group Holdings, Inc.	FedFundEffective Minus 0.87%	Monthly	USD	433	10/18/2023	11,732
Frontier Group Holdings, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	4	10/18/2023	(3)
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	210	10/18/2023	30,800
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	205	10/18/2023	30,786
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	202	10/18/2023	30,507
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	198	10/18/2023	29,217
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	162	10/18/2023	23,791
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	125	10/18/2023	21,098
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	122	10/18/2023	21,070
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	94	10/18/2023	16,111
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	77	10/18/2023	13,151
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	54	10/18/2023	7,148
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	59	10/18/2023	7,091
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	44	10/18/2023	6,449
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	67	10/18/2023	5,747
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	13	10/18/2023	1,969
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	14	10/18/2023	1,914
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	9	10/18/2023	1,315
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	6	10/18/2023	1,051
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	2	10/18/2023	372
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	2	10/18/2023	248
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	1	10/18/2023	201
Goldman Sachs Group, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	1	10/18/2023	170
IBOVESPA Futures	0.00%	Monthly	BRL	10,173	04/13/2022	43,132
KOSPI 200 Futures	0.00%	Monthly	KRW	1,715,700	03/10/2022	18,634

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 93

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
KOSPI 200 Futures	0.00%	Monthly	KRW	541,800	03/10/2022	$8,176
MSABHOWN	FedFundEffective Minus 0.22%	Quarterly	USD	582	06/15/2022	(2,552)
NortonLifeLock, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	1	10/18/2023	(125)
NortonLifeLock, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	1	10/18/2023	(139)
NortonLifeLock, Inc.	FedFundEffective Minus 0.22%	Monthly	USD	2	10/18/2023	(172)
NortonLifeLock, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	2	10/18/2023	(207)
NortonLifeLock, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	2	10/18/2023	(220)
NortonLifeLock, Inc.	FedFundEffective Minus 0.22%	Monthly	USD	7	10/18/2023	(523)
NortonLifeLock, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	8	10/18/2023	(699)
NortonLifeLock, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	8	10/18/2023	(772)
NortonLifeLock, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	9	10/18/2023	(910)
NortonLifeLock, Inc.	FedFundEffective Minus 0.23%	Monthly	USD	7	10/18/2023	(915)
NortonLifeLock, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	13	10/18/2023	(1,210)
NortonLifeLock, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	20	10/18/2023	(1,280)
NortonLifeLock, Inc.	FedFundEffective Minus 0.23%	Monthly	USD	17	10/18/2023	(1,334)
NortonLifeLock, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	13	10/18/2023	(1,439)
NortonLifeLock, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	15	10/18/2023	(1,544)
NortonLifeLock, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	14	10/18/2023	(1,555)
NortonLifeLock, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	15	10/18/2023	(1,964)
NortonLifeLock, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	18	10/18/2023	(2,010)
NortonLifeLock, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	18	10/18/2023	(2,485)
NortonLifeLock, Inc.	FedFundEffective Minus 0.21%	Monthly	USD	19	10/18/2023	(2,542)
NortonLifeLock, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	23	10/18/2023	(2,584)
NortonLifeLock, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	38	10/18/2023	(4,511)
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	75	10/18/2023	9,678
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	80	10/18/2023	7,458

94 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	85	10/18/2023	$6,308
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	45	10/18/2023	6,208
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	80	10/18/2023	5,627
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	17	10/18/2023	2,458
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	115	10/18/2023	2,354
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	33	10/18/2023	1,725
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	16	10/18/2023	427
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	10	10/18/2023	303
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	2	10/18/2023	271
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	11	10/18/2023	169
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	5	10/18/2023	149
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	3	10/18/2023	75
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	1	10/18/2023	53
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	6	10/18/2023	50
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	1	10/18/2023	44
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	1	10/18/2023	1
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	1	10/18/2023	(29)
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	2	10/18/2023	(75)
Rentokil Initial PLC	FedFundEffective Minus 0.26%	Monthly	USD	10	10/18/2023	(241)
South State Corp.	FedFundEffective Minus 0.20%	Monthly	USD	1	10/18/2023	(154)
South State Corp.	FedFundEffective Minus 0.19%	Monthly	USD	2	10/18/2023	(467)
South State Corp.	FedFundEffective Minus 0.20%	Monthly	USD	3	10/18/2023	(683)
South State Corp.	FedFundEffective Minus 0.20%	Monthly	USD	5	10/18/2023	(954)
South State Corp.	FedFundEffective Minus 0.20%	Monthly	USD	7	10/18/2023	(1,541)
South State Corp.	FedFundEffective Minus 0.20%	Monthly	USD	7	10/18/2023	(1,590)
South State Corp.	FedFundEffective Minus 0.20%	Monthly	USD	8	10/18/2023	(1,853)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 95

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
South State Corp.	FedFundEffective Minus 0.20%	Monthly	USD	17	10/18/2023	$(3,584)
South State Corp.	FedFundEffective Minus 0.20%	Monthly	USD	23	10/18/2023	(4,847)
South State Corp.	FedFundEffective Minus 0.20%	Monthly	USD	22	10/18/2023	(4,858)
South State Corp.	FedFundEffective Minus 0.22%	Monthly	USD	27	10/18/2023	(5,912)
South State Corp.	FedFundEffective Minus 0.20%	Monthly	USD	93	10/18/2023	(19,626)
South State Corp.	FedFundEffective Minus 0.20%	Monthly	USD	374	10/18/2023	(79,707)
VICI Properties, Inc.	FedFundEffective Minus 0.20%	Monthly	USD	18	10/18/2023	1,445
Zendesk, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	37	10/18/2023	(5,876)
Zendesk, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	82	10/18/2023	(11,929)
Zendesk, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	174	10/18/2023	(27,587)
Zendesk, Inc.	FedFundEffective Minus 0.29%	Monthly	USD	275	10/18/2023	(41,660)

						$5,971,984

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid)/ Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
FTSE 100 Index 03/18/2022*	22.85%	Maturity	GBP	441	$202,524	$	– 0	–	$202,524
Goldman Sachs International
Nikkei 225 Index 05/13/2022*	25.80	Maturity	JPY	38,801	63,424		– 0	–	63,424
UBS AG
FTSE 100 Index 05/20/2022*	23.55	Maturity	GBP	555	57,346		– 0	–	57,346
Nasdaq 100 Stock Index 05/20/2022*	33.75	Maturity	USD	404	(42,820)		– 0	–	(42,820)
S&P/ASX 200 Index 05/19/2022*	21.16	Maturity	AUD	1,297	211,474		– 0	–	211,474

Sale Contracts
Citibank, NA
Nasdaq 100 Stock Index 03/18/2022*	34.30	Maturity	USD	355	7,883		– 0	–	7,883
Russell 2000 Index 03/18/2022*	34.80	Maturity	USD	831	57,305		– 0	–	57,305

96 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid)/ Received			Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
Nikkei 225 Index 03/11/2022*	22.61%	Maturity	JPY	18,777	$(51,518)	$	– 0	–	$(51,518)
UBS AG
FTSE 100 Index 03/18/2022*	19.90	Maturity	GBP	335	(345,398)		– 0	–	(345,398)
Nikkei 225 Index 03/11/2022*	29.11	Maturity	JPY	100,795	144,052		– 0	–	144,052

					$304,272	$	– 0	–	$304,272

*	Termination date

**	Principal amount less than 500.

***	Notional amount less than 500.

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At February 28, 2022, the aggregate market value of these securities amounted to $52,779,464 or 8.7% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of February 28, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Diamond Offshore Drilling, Inc.	04/26/2021	$56,839		$18,215		0.00%
Digicel Group Holdings Ltd. 7.00%, 03/16/2022	06/19/2020	1,392		7,258		0.00%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/26/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	06/21/2019	17,967		– 0	–	0.00%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	04/26/2017	31,133		– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	04/26/2017	25,732		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	04/26/2017	15		– 0	–	0.00%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	12,000		12,043		0.00%
Tonon Luxembourg SA 6.50%, 10/31/2024	04/26/2017	2,770		– 0	–	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	03/29/2017	33,435		43		0.00%

(g)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 97

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(h)	Defaulted matured security.

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at February 28, 2022.

(j)	Convertible security.

(k)	Defaulted.

(l)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(m)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(n)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(o)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at February 28, 2022.

(p)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at February 28, 2022.

(q)	Affiliated investments.

(r)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ASX – Australian Stock Exchange

BIST – Borsa Istanbul Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FedFundEffective – Federal Funds Effective Rate

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

JSE – Johannesburg Stock Exchange

KLCI – Kuala Lumpur Composite Index

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OBFR – Overnight Bank Funding Rate

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

RTS – Russian Trading System

SARON – Swiss Average Rate Overnight

SET – Stock Exchange of Thailand

SGX – Singapore Exchange

SOFR – Secured Overnight Financing Rate

SONIA – Sterling Overnight Index Average

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TIPS – Treasury Inflation Protected Security

TONAR – Tokyo Overnight Average Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

WIG – Warszawski Indeks Gieldowy

98 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(1)	The following table represents the 50 largest equity basket holdings underlying the total return swap in JPABJVAL as of February 28, 2022.

Security Description	Shares	Current Notional	Percent of Basket’s Value
Nippon Yusen KK	550	JPY 5,863,644	4.5%
Sumitomo Mitsui Financial Group	1,111	4,577,152	3.5%
Nintendo Co., Ltd.	78	4,550,310	3.5%
Toyota Motor Corp.	1,863	3,984,040	3.1%
Marubeni Corp.	3,193	3,842,935	2.9%
SoftBank Group Corp.	726	3,718,866	2.9%
Japan Tobacco, Inc.	1,606	3,404,810	2.6%
T&D Holdings, Inc.	2,021	3,402,744	2.6%
TDK Corp.	708	3,258,323	2.5%
SBI Holdings, Inc./Japan	1,076	3,227,350	2.5%
Trend Micro, Inc./Japan	500	3,201,754	2.5%
Toyo Suisan Kaisha, Ltd.	655	3,170,072	2.4%
Central Japan Railway Co.	204	3,154,137	2.4%
Mitsubishi Heavy Industries, Ltd.	914	3,103,023	2.4%
Tokyo Electric Power Co. Holdings	8,519	3,083,730	2.4%
Nitto Denko Corp.	369	3,077,838	2.4%
Taisei Corp.	768	2,930,162	2.2%
Takeda Pharmaceutical Co., Ltd.	822	2,878,897	2.2%
Daito Trust Construction Co., Ltd.	225	2,864,417	2.2%
Otsuka Holdings Co., Ltd.	718	2,846,530	2.2%
McDonald’s Holdings Co./Japan	564	2,788,271	2.1%
NGK Insulators, Ltd.	1,525	2,714,683	2.1%
Subaru Corp.	1,422	2,693,385	2.1%
NEC Corp.	539	2,669,375	2.0%
Hoya Corp.	177	2,629,048	2.0%
Nomura Real Estate Holdings, Inc.	912	2,612,644	2.0%
Brother Industries, Ltd.	1,236	2,578,360	2.0%
Aisin Corp.	605	2,533,936	1.9%
Z Holdings Corp.	4,226	2,356,201	1.8%
Pan Pacific International Holdings	1,225	2,302,295	1.8%
Lida Group Holdings Co., Ltd.	1,034	2,195,712	1.7%
Lion Corp.	1,421	2,138,086	1.6%
Astellas Pharma, Inc.	1,095	2,100,381	1.6%
Nabtesco Corp.	656	2,072,441	1.6%
ZOZO, Inc.	610	1,981,475	1.5%
Kobe Bussan Co., Ltd.	499	1,887,837	1.4%
Shionogi & Co. Ltd.	237	1,812,187	1.4%
Sony Group Corp.	143	1,686,391	1.3%
Murata Manufacturing Co., Ltd.	192	1,494,056	1.1%
TOPPAN, Inc.	523	1,179,398	0.9%
Tokyo Electron, Ltd.	20	1,136,510	0.9%
Honda Motor Co., Ltd.	316	1,112,447	0.9%
Dai-ichi Life Holdings, Inc.	373	897,266	0.7%
AGC, Inc.	176	893,435	0.7%
Tobu Railway Co., Ltd.	305	861,493	0.7%
United Urban Investment Corp.	5	673,972	0.5%
Yamada Holdings Co., Ltd.	1,652	658,995	0.5%
Makita Corp.	159	648,881	0.5%
Keyence Corp.	12	634,049	0.5%
Kansai Paint Co., Ltd.	241	553,865	0.4%
Other Long	3,333	7,721,935	5.9%

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 99

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

February 28, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $475,088,317)	$520,529,780	(a)
Affiliated issuers (cost $81,977,780—including investment of cash collateral for securities loaned of $11,363,497)	81,977,780
Cash collateral due from broker	14,954,594
Foreign currencies, at value (cost $2,995,584)	2,986,390
Unrealized appreciation on total return swaps	9,149,344
Unrealized appreciation on forward currency exchange contracts	4,244,478
Receivable for variation margin on futures	3,228,486
Receivable for investment securities sold and foreign currency transactions	1,882,831
Unaffiliated interest and dividends receivable	1,752,064
Unrealized appreciation on variance swaps	744,008
Market value on credit default swaps (net premiums paid $416,884)	583,298
Receivable for shares of beneficial interest sold	85,825
Receivable for variation margin on centrally cleared swaps	4,926
Affiliated dividends receivable	570

Total assets	642,124,374

Liabilities
Due to custodian	47,612
Swaptions written, at value (premiums received $7,737)	5,062
Payable for collateral received on securities loaned	11,363,497
Cash collateral due to broker	7,456,034
Payable for investment securities purchased and foreign currency transactions	5,773,494
Unrealized depreciation on forward currency exchange contracts	4,498,714
Unrealized depreciation on total return swaps	3,177,360
Market value on credit default swaps (net premiums received $1,173,026)	2,839,625
Payable for shares of beneficial interest redeemed	740,065
Unrealized depreciation on variance swaps	439,736
Advisory fee payable	254,269
Payable for terminated total return swaps	197,259
Distribution fee payable	109,144
Transfer Agent fee payable	34,177
Foreign capital gains tax payable	21,517
Trustees’ fees payable	6,681
Accrued expenses	697,623

Total liabilities	37,661,869

Net Assets	$604,462,505

Composition of Net Assets
Shares of beneficial interest, at par	$392
Additional paid-in capital	577,614,826
Distributable earnings	26,847,287

Net Assets	$604,462,505

(a)	Includes securities on loan with a value of $13,077,036 (see Note E).

See notes to consolidated financial statements.

100 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$513,339,016	33,349,533	$15.39	*

C	$8,323,805	550,693	$15.12

Advisor	$72,716,520	4,662,639	$15.60

R	$3,194,955	210,443	$15.18

K	$6,572,811	429,328	$15.31

I	$315,398	19,994	$15.77

*	The maximum offering price per share for Class A shares was $16.07 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 101

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended February 28, 2022 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $2)	$2,262,990
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $110,334)	1,649,594
Affiliated issuers	4,697
Securities lending income	47,031
Other income	990	$3,965,302

Expenses
Advisory fee (see Note B)	1,795,356
Distribution fee—Class A	690,351
Distribution fee—Class C	47,244
Distribution fee—Class R	8,578
Distribution fee—Class K	8,973
Transfer agency—Class A	248,896
Transfer agency—Class C	4,630
Transfer agency—Advisor Class	36,140
Transfer agency—Class R	4,491
Transfer agency—Class K	7,244
Transfer agency—Class I	200
Custody and accounting	230,156
Audit and tax	59,957
Registration fees	42,193
Printing	32,059
Legal	20,946
Trustees’ fees	13,301
Miscellaneous	24,781

Total expenses	3,275,496
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(26,720)

Net expenses		3,248,776

Net investment income		$716,526

See notes to consolidated financial statements.

102 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$13,631,775
Forward currency exchange contracts	578,149
Futures	(19,817,724)
Swaps	1,720,670
Foreign currency transactions	(48,278)
Net change in unrealized appreciation/depreciation of:
Investments(b)	(48,970,528)
Forward currency exchange contracts	(1,174,551)
Futures	3,089,203
Swaptions written	2,675
Swaps	5,062,686
Foreign currency denominated assets and liabilities	(409,449)

Net loss on investment and foreign currency transactions	(46,335,372)

Net Decrease in Net Assets from Operations	$(45,618,846)

(a)	Net of foreign realized capital gains taxes of $1,515.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $3,947.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 103

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$716,526	$6,392,051
Net realized gain (loss) on investment and foreign currency transactions	(3,935,408)	111,063,368
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(42,399,964)	9,198,796

Net increase (decrease) in net assets from operations	(45,618,846)	126,654,215
Distributions to Shareholders
Class A	(50,069,353)	(15,587,969)
Class C	(848,075)	(391,667)
Advisor Class	(7,225,344)	(2,421,226)
Class R	(315,935)	(83,732)
Class K	(658,119)	(206,196)
Class I	(29,331)	(8,700)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	16,068,798	(54,365,790)

Total increase (decrease)	(88,696,205)	53,588,935
Net Assets
Beginning of period	693,158,710	639,569,775

End of period	$604,462,505	$693,158,710

See notes to consolidated financial statements.

104 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

February 28, 2022 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Total Return Portfolio (the “Fund”). As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of February 28, 2022, net assets of the Fund were $604,462,505, of which 35,822,563 or approximately 6%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 105

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an

106 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 107

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and

108 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2022:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$97,399,232		$14,107,044		$	– 0	–	$111,506,276
Financials	47,255,471		21,851,812			– 0	–	69,107,283
Health Care	48,725,488		13,584,952			– 0	–	62,310,440
Consumer Discretionary	36,334,358		8,404,276			294,802		45,033,436
Industrials	25,517,586		13,097,780			– 0	–	38,615,366
Communication Services	30,130,095		5,503,091			– 0	–	35,633,186
Consumer Staples	11,057,633		6,559,420			200,422	(a)	17,817,475
Materials	9,367,715		3,738,435			0	(a)	13,106,150
Real Estate	10,149,248		1,032,551			– 0	–	11,181,799
Energy	3,440,678		6,979,535			5,001	(a)	10,425,214
Utilities	6,204,832		2,760,680			– 0	–	8,965,512
Corporates – Non-Investment Grade	– 0	–	37,622,027			9,219	(a)	37,631,246
Investment Companies	13,093,263		– 0	–		– 0	–	13,093,263
Governments – Treasuries	– 0	–	9,991,288			– 0	–	9,991,288
Corporates – Investment Grade	– 0	–	8,899,768			– 0	–	8,899,768
Emerging Markets – Sovereigns	– 0	–	8,598,285			– 0	–	8,598,285
Emerging Markets – Corporate Bonds	– 0	–	5,028,830			43	(a)	5,028,873

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 109

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3		Total
Bank Loans	$	– 0	–	$4,036,158		$613,522		$4,649,680
Collateralized Mortgage Obligations		– 0	–	4,071,832		– 0	–	4,071,832
Collateralized Loan Obligations		– 0	–	2,796,677		– 0	–	2,796,677
Quasi-Sovereigns		– 0	–	1,072,687		– 0	–	1,072,687
Governments – Sovereign Bonds		– 0	–	392,813		– 0	–	392,813
Preferred Stocks		122,517		– 0	–	144,742		267,259
Commercial Mortgage-Backed Securities		– 0	–	240,366		– 0	–	240,366
Warrants		14,178		– 0	–	38,640	(a)	52,818
Asset-Backed Securities		– 0	–	35,210		– 0	–	35,210
Options Purchased – Calls		– 0	–	5,484		– 0	–	5,484
Mortgage Pass-Throughs		– 0	–	94		– 0	–	94
Short-Term Investments		70,614,283		– 0	–	– 0	–	70,614,283
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		11,363,497		– 0	–	– 0	–	11,363,497

Total Investments in Securities		420,790,074		180,411,095		1,306,391		602,507,560
Other Financial Instruments(b):
Assets:
Futures		6,891,116		– 0	–	– 0	–	6,891,116	(c)
Forward Currency Exchange Contracts		– 0	–	4,244,478		– 0	–	4,244,478
Centrally Cleared Interest Rate Swaps		– 0	–	341,134		– 0	–	341,134	(c)
Centrally Cleared Credit Default Swaps		– 0	–	623,546		– 0	–	623,546	(c)
Credit Default Swaps		– 0	–	583,298		– 0	–	583,298
Total Return Swaps		– 0	–	9,149,344		– 0	–	9,149,344
Variance Swaps		– 0	–	744,008		– 0	–	744,008
Liabilities:
Futures		(4,922,787)		– 0	–	– 0	–	(4,922,787	)(c)
Forward Currency Exchange Contracts		– 0	–	(4,498,714)		– 0	–	(4,498,714)
Credit Default Swaptions Written		– 0	–	(5,062)		– 0	–	(5,062)
Centrally Cleared Interest Rate Swaps		– 0	–	(349,065)		– 0	–	(349,065	)(c)
Centrally Cleared Credit Default Swaps		– 0	–	(16,336)		– 0	–	(16,336	)(c)
Credit Default Swaps		– 0	–	(2,839,625)		– 0	–	(2,839,625)
Total Return Swaps		– 0	–	(3,177,360)		– 0	–	(3,177,360)
Variance Swaps		– 0	–	(439,736)		– 0	–	(439,736)

Total		$422,758,403		$184,771,005		$1,306,391		$608,835,799

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may

110 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 111

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

112 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $85,947 for the six months ended February 28, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,376 from the sale of Class A shares and received $753 and $27 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 28, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until December 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 28, 2022, such waiver amounted to $26,707.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 113

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 28, 2022 is as follows:

Fund	Market Value 8/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 2/28/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$105,669	$118,655	$153,709	$70,615	$5
Government Money Market Portfolio*	5,299	61,206	55,142	11,363	0	**

Total				$81,978	$5

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class.

114 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$310,679,374	$322,492,429
U.S. government securities	10,380,267	9,390,251

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$87,130,245
Gross unrealized depreciation	(35,409,129)

Net unrealized appreciation	$51,721,116

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 115

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 28, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

116 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the six months ended February 28, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 117

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended February 28, 2022, the Fund held written swaptions for hedging and non-hedging purposes.

During the six months ended February 28, 2022, the Fund held purchased swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the

118 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 119

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 28, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended February 28, 2022, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

120 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 121

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended February 28, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended February 28, 2022, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended February 28, 2022, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty,

122 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended February 28, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$2,008,194	*	Receivable/Payable for variation margin on futures	$3,434,145	*

Equity contracts	Receivable/Payable for variation margin on futures	4,882,922	*	Receivable/Payable for variation margin on futures	1,488,642	*
Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	230,948	*
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	341,134	*	Receivable/Payable for variation margin on centrally cleared swaps	323,372	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	4,244,478		Unrealized depreciation on forward currency exchange contracts	4,498,714
Credit contracts	Investments in securities, at value	5,484
Credit contracts				Swaptions written, at value	5,062

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 123

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Market value on credit default swaps	$583,298	Market value on credit default swaps	$2,839,625
Interest rate contracts			Unrealized depreciation on total return swaps	200,547
Credit contracts			Unrealized depreciation on total return swaps	31,436
Commodity contracts	Unrealized appreciation on total return swaps	7,886,839
Equity contracts	Unrealized appreciation on total return swaps	1,262,505	Unrealized depreciation on total return swaps	2,945,377
Equity contracts	Unrealized appreciation on variance swaps	744,008	Unrealized depreciation on variance swaps	439,736

Total		$21,958,862		$16,437,604

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(9,467,505)	$(3,565,354)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(10,350,219)	6,654,557

124 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$578,149		$(1,174,551)

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(2,880)

Credit contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of swaptions written	– 0	–	2,675

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(85,202)		(923,514)

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,088,348		6,334,759

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(80,967)		80,916

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	357,240		(282,471)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,558,749)		(147,004)

Total		$(17,518,905)		$6,977,133

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 125

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended February 28, 2022:

Futures:
Average notional amount of buy contracts	$464,097,837
Average notional amount of sale contracts	$192,766,138
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$139,337,086
Average principal amount of sale contracts	$154,763,944
Purchased Swaptions:
Average notional amount	$820,000	(a)
Swaptions Written:
Average notional amount	$820,000	(a)
Inflation Swaps:
Average notional amount	$10,100,000	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$55,963,693
Credit Default Swaps:
Average notional amount of buy contracts	$1,780,962
Average notional amount of sale contracts	$8,698,954
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$13,540,000	(c)
Average notional amount of sale contracts	$15,264,386
Total Return Swaps:
Average notional amount	$254,167,727
Variance Swaps:
Average notional amount	$5,730,375

(a)	Positions were open for one month during the period.

(b)	Positions were open for four months during the period.

(c)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of February 28, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

126 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

AB All Market Total Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$263,112	$(229,499)	$	– 0	–	$	– 0	–	$33,613
Barclays Bank PLC	215,265	(215,265)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	5,484	(5,484)		– 0	–		– 0	–	– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	123,310	(123,310)		– 0	–		– 0	–	– 0	–
Credit Suisse International	27,017	(27,017)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	955,160	(955,160)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	3,220,197	(2,219,339)		(54,034)			– 0	–	946,824
HSBC Bank USA	9,095	(9,095)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	324,321	(324,321)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,112,453	(1,102,873)		– 0	–		– 0	–	9,580
Standard Chartered Bank	1,012	(1,012)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	170,475	(170,475)		– 0	–		– 0	–	– 0	–
UBS AG	412,872	(388,218)		– 0	–		– 0	–	24,654

Total	$6,839,773	$(5,771,068)		$(54,034)		$	– 0	–	$1,014,671	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$229,499	$(229,499)	$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	1,964,358	(215,265)		– 0	–		(827,201)		921,892
BNP Paribas SA	37,282	(5,484)		– 0	–		– 0	–	31,798
Citibank, NA/Citigroup Global Markets, Inc.	1,137,589	(123,310)		– 0	–		(1,014,279)		– 0	–
Credit Suisse International	1,092,623	(27,017)		(330,000)			(722,001)		13,605
Deutsche Bank AG	1,396,426	(955,160)		(367,000)			(74,266)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	2,219,339	(2,219,339)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	425,514	(9,095)		– 0	–		– 0	–	416,419
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	635,351	(324,321)		– 0	–		(311,030)		– 0	–

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 127

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	$1,102,873	$(1,102,873)	$	– 0	–	$	– 0	–	$	– 0	–
Standard Chartered Bank	3,831	(1,012)		– 0	–		– 0	–		2,819
State Street Bank & Trust Co.	327,594	(170,475)		– 0	–		– 0	–		157,119
UBS AG	388,218	(388,218)		– 0	–		– 0	–		– 0	–

Total	$10,960,497	$(5,771,068)		$(697,000)			$(2,948,777)			$1,543,652	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB All Market Total Return Portfolio (Cayman), Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley Capital Services LLC	$7,886,839	$	– 0	–	$(7,112,000)	$	– 0	–	$774,839

Total	$7,886,839	$	– 0	–	$(7,112,000)	$	– 0	–	$774,839	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

128 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 129

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended February 28, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$13,077,036	$11,363,497	$2,234,799	$46,728	$303	$13

*	As of February 28, 2022.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021

Class A
Shares sold	297,665	493,414	$4,946,283	$8,213,843

Shares issued in reinvestment of dividends and distributions	2,786,096	877,313	45,608,403	13,940,496

Shares converted from Class C	53,854	801,989	923,621	13,457,470

Shares redeemed	(2,116,141)	(4,187,417)	(36,433,867)	(68,953,969)

Net increase (decrease)	1,021,474	(2,014,701)	$15,044,440	$(33,342,160)

130 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021

Class C
Shares sold	20,229	49,854	$341,191	$817,361

Shares issued in reinvestment of dividends and distributions	50,106	22,012	806,699	347,117

Shares converted to Class A	(54,680)	(811,867)	(923,621)	(13,457,470)

Shares redeemed	(52,831)	(195,215)	(894,493)	(3,160,401)

Net decrease	(37,176)	(935,216)	$(670,224)	$(15,453,393)

Advisor Class
Shares sold	183,325	573,061	$3,197,676	$9,485,036

Shares issued in reinvestment of dividends and distributions	384,769	124,470	6,379,466	1,996,503

Shares redeemed	(483,315)	(959,669)	(8,134,931)	(16,051,284)

Net increase (decrease)	84,779	(262,138)	$1,442,211	$(4,569,745)

Class R
Shares sold	20,745	29,117	$331,888	$471,783

Shares issued in reinvestment of dividends and distributions	19,550	5,306	315,934	83,732

Shares redeemed	(31,219)	(34,963)	(504,470)	(575,829)

Net increase (decrease)	9,076	(540)	$143,352	$(20,314)

Class K
Shares sold	14,371	37,889	$241,989	$621,966

Shares issued in reinvestment of dividends and distributions	40,400	13,017	658,113	206,194

Shares redeemed	(48,800)	(108,851)	(820,839)	(1,825,454)

Net increase (decrease)	5,971	(57,945)	$79,263	$(997,294)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 131

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021

Class I
Shares sold	367	651	$6,109	$11,200

Shares issued in reinvestment of dividends and distributions	1,452	440	24,346	7,135

Shares redeemed	(40)	(72)	(699)	(1,219)

Net increase	1,779	1,019	$29,756	$17,116

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity,

132 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk—Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 133

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk—The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the

134 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 135

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$18,699,490		$16,217,686
Net long-term capital gains	– 0	–	4,294,042

Total taxable distributions paid	$18,699,490		$20,511,728

136 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

As of August 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$59,145,875	(a)
Other losses	(7,479,031	)(b)
Unrealized appreciation/(depreciation)	88,237,657	(c)

Total accumulated earnings/(deficit)	$139,904,501	(d)

(a)	During the fiscal year, the Fund utilized $28,531,043 of capital loss carry forwards to offset current year net realized gains.

(b)	As of August 31, 2021, the Fund had a qualified late-year ordinary loss deferral of $6,548,878. As of August 31, 2021, the cumulative deferred loss on straddles was $930,153.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2021, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 137

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended February 28, 2022 (unaudited)		Year Ended August 31,
			2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 18.16		$ 15.44		$ 15.65	$ 14.78		$ 14.71		$ 13.85

Income From Investment Operations

Net investment income(a)(b)	.02		.16		.19	.21		.20		.44

Net realized and unrealized gain (loss) on investment transactions	(1.18)		3.03		.07 (c)	.66		.05		.85

Contributions from Affiliates	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–

Capital contributions	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.16)		3.19		.26	.87		.25		1.29

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.47)		(.34)	– 0	–	(.18)		(.43)

Distributions from net realized gain on investment transactions	(1.61)		– 0	–	(.13)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.61)		(.47)		(.47)	– 0	–	(.18)		(.43)

Net asset value, end of period	$ 15.39		$ 18.16		$ 15.44	$ 15.65		$ 14.78		$ 14.71

Total Return

Total investment return based on net asset value(e)*	(6.93)%		21.16%		1.44%	5.88%		1.79%		9.61%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$513,339		$586,995		$530,168	$578,919		$620,635		$688,485

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.01	%^	1.03%		1.03%	.96%		.84%		.83%

Expenses, before waivers/reimbursements(f)‡	1.02	%^	1.05%		1.04%	1.03%		1.03%		.97%

Net investment income(b)	.20	%^	.99%		1.23%	1.45%		1.38%		3.14%

Portfolio turnover rate	59%		117%		76%	81%		38%		108%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%		.02%	.07%		.20%		.31%
See footnote summary on page 144.

138 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended February 28, 2022 (unaudited)		Year Ended August 31,
			2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 17.92		$ 15.20		$ 15.38	$ 14.64		$ 14.53		$ 13.68

Income From Investment Operations

Net investment income (loss)(a)(b)	(.05)		(.10)		.08	.10		.09		.38

Net realized and unrealized gain (loss) on investment transactions	(1.14)		3.13		.05 (c)	.64		.06		.79

Contributions from Affiliates	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–

Capital contributions	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.19)		3.03		.13	.74		.15		1.17

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.31)		(.18)	– 0	–	(.04)		(.32)

Distributions from net realized gain on investment transactions	(1.61)		– 0	–	(.13)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.61)		(.31)		(.31)	– 0	–	(.04)		(.32)

Net asset value, end of period	$ 15.12		$ 17.92		$ 15.20	$ 15.38		$ 14.64		$ 14.53

Total Return

Total investment return based on net asset value(e)*	(7.25)%		20.33%		.67%	5.05%		1.01%		8.84%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,324		$10,537		$23,156	$37,609		$61,466		$102,696

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.77	%^	1.78%		1.79%	1.71%		1.58%		1.59%

Expenses, before waivers/reimbursements(f)‡	1.78	%^	1.80%		1.80%	1.78%		1.78%		1.71%

Net investment income (loss)(b)	(.56	)%^	(.61)%		.52%	.71%		.63%		2.73%

Portfolio turnover rate	59%		117%		76%	81%		38%		108%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%		.02%	.07%		.20%		.31%

See footnote summary on page 144.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 139

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended February 28, 2022 (unaudited)		Year Ended August 31,
			2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 18.35		$ 15.60		$ 15.81	$ 14.90		$ 14.80		$ 13.93

Income From Investment Operations

Net investment income(a)(b)	.04		.20		.23	.25		.24		.48

Net realized and unrealized gain (loss) on investment transactions	(1.18)		3.06		.07 (c)	.66		.07		.86

Contributions from Affiliates	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–

Capital contributions	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.14)		3.26		.30	.91		.31		1.34

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.51)		(.38)	– 0	–	(.21)		(.47)

Distributions from net realized gain on investment transactions	(1.61)		– 0	–	(.13)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.61)		(.51)		(.51)	– 0	–	(.21)		(.47)

Net asset value, end of period	$ 15.60		$ 18.35		$ 15.60	$ 15.81		$ 14.90		$ 14.80

Total Return

Total investment return based on net asset value(e)*	(6.74)%		21.43%		1.68%	6.17%		2.02%		9.99%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$72,717		$84,018		$75,493	$82,885		$82,258		$90,911

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.76	%^	.78%		.78%	.71%		.59%		.59%

Expenses, before waivers/reimbursements(f)‡	.77	%^	.79%		.79%	.78%		.78%		.72%

Net investment income(b)	.45	%^	1.22%		1.48%	1.70%		1.63%		3.40%

Portfolio turnover rate	59%		117%		76%	81%		38%		108%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%		.02%	.07%		.20%		.31%

See footnote summary on page 144.

140 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended February 28, 2022 (unaudited)		Year Ended August 31,
			2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 17.97		$ 15.29		$ 15.48	$ 14.69		$ 14.63		$ 13.77

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02)		.09		.13	.15		.14		.38

Net realized and unrealized gain (loss) on investment transactions	(1.16)		3.00		.06 (c)	.64		.06		.85

Contributions from Affiliates	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–

Capital contributions	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.18)		3.09		.19	.79		.20		1.23

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.41)		(.25)	– 0	–	(.14)		(.37)

Distributions from net realized gain on investment transactions	(1.61)		– 0	–	(.13)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.61)		(.41)		(.38)	– 0	–	(.14)		(.37)

Net asset value, end of period	$ 15.18		$ 17.97		$ 15.29	$ 15.48		$ 14.69		$ 14.63

Total Return

Total investment return based on net asset value(e)*	(7.12)%		20.66%		1.05%	5.45%		1.34%		9.17%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,195		$3,618		$3,087	$4,124		$4,414		$6,196

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.43	%^	1.45%		1.44%	1.38%		1.25%		1.25%

Expenses, before waivers/reimbursements(f)‡	1.44	%^	1.47%		1.45%	1.44%		1.44%		1.38%

Net investment income (loss)(b)	(.22	)%^	.57%		.86%	1.04%		.97%		2.69%

Portfolio turnover rate	59%		117%		76%	81%		38%		108%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%		.02%	.07%		.20%		.31%

See footnote summary on page 144.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 141

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended February 28, 2022 (unaudited)		Year Ended August 31,
			2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 18.08		$ 15.37		$ 15.58	$ 14.73		$ 14.66		$ 13.80

Income From Investment Operations

Net investment income(a)(b)	.01		.13		.17	.20		.19		.41

Net realized and unrealized gain (loss) on investment transactions	(1.17)		3.02		.07 (c)	.65		.06		.86

Contributions from Affiliates	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–

Capital contributions	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.16)		3.15		.24	.85		.25		1.27

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.44)		(.32)	– 0	–	(.18)		(.41)

Distributions from net realized gain on investment transactions	(1.61)		– 0	–	(.13)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.61)		(.44)		(.45)	– 0	–	(.18)		(.41)

Net asset value, end of period	$ 15.31		$ 18.08		$ 15.37	$ 15.58		$ 14.73		$ 14.66

Total Return

Total investment return based on net asset value(e)*	(6.96)%		21.01%		1.35%	5.84%		1.60%		9.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,573		$7,653		$7,395	$10,298		$15,032		$23,344

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.12	%^	1.14%		1.13%	1.06%		.94%		.94%

Expenses, before waivers/reimbursements(f)‡	1.13	%^	1.16%		1.14%	1.13%		1.13%		1.07%

Net investment income(b)	.09	%^	.77%		1.15%	1.36%		1.28%		2.95%

Portfolio turnover rate	59%		117%		76%	81%		38%		108%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%		.02%	.07%		.20%		.31%

See footnote summary on page 144.

142 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended February 28, 2022 (unaudited)		Year Ended August 31,
			2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 18.55		$ 15.76		$ 15.97	$ 15.05		$ 14.76		$ 13.89

Income From Investment Operations

Net investment income(a)(b)	.04		.22		.22	.25		.24		.47

Net realized and unrealized gain (loss) on investment transactions	(1.21)		3.07		.07 (c)	.67		.05		.87

Contributions from Affiliates	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–

Capital contributions	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.17)		3.29		.29	.92		.29		1.34

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.50)		(.37)	– 0	–	– 0	–	(.47)

Distributions from net realized gain on investment transactions	(1.61)		– 0	–	(.13)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.61)		(.50)		(.50)	– 0	–	– 0	–	(.47)

Net asset value, end of period	$ 15.77		$ 18.55		$ 15.76	$ 15.97		$ 15.05		$ 14.76

Total Return

Total investment return based on net asset value(e)*	(6.78)%		21.44%		1.64%	6.18%		1.97%		9.92%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$315		$338		$271	$254		$230		$214

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.79	%^	.81%		.80%	.74%		.62%		.61%

Expenses, before waivers/reimbursements(f)‡	.80	%^	.83%		.82%	.80%		.81%		.74%

Net investment income(b)	.42	%^	1.31%		1.44%	1.68%		1.60%		3.33%

Portfolio turnover rate.	59%		117%		76%	81%		38%		108%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%		.02%	.07%		.20%		.31%

See footnote summary on page 144.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 143

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 28, 2022 and the years ended August 31, 2021, August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .01% (annualized), .01%, .01%, .07%, .19% and .13%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .03% and .03%, respectively.

^	Annualized.

See notes to consolidated financial statements.

144 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Defne Ozaltun(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Vice President of the Funds	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy and Ms. Ozaltun are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 145

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

146 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 147

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Total Return Portfolio (the “Fund”) at a meeting held by video conference on August 3-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

148 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2020. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2019 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 149

commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

150 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advised accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 151

economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

152 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 153

NOTES

154 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 155

NOTES

156 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

AB ALL MARKET TOTAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMTR-0152-0222

FEB    02.28.22

SEMI-ANNUAL REPORT

AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable Thematic Balanced Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 1

SEMI-ANNUAL REPORT

April 6, 2022

This report provides management’s discussion of fund performance for the AB Sustainable Thematic Balanced Portfolio for the semi-annual reporting period ended February 28, 2022. Prior to December 1, 2021, the Fund was named AB Conservative Wealth Strategy.

Effective December 1, 2021, the Fund made certain changes to its principal strategies, including the modification of the strategies to increase allocation to equity securities, to decrease investment in fixed-income securities and securities of non-US issuers and the use of derivatives, and to emphasize sustainable investment themes. In light of these changes, the performance shown for periods prior to December 1, 2021, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

The Fund’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

NAV RETURNS AS OF FEBRUARY 28, 2022 (unaudited)

	6 Months		12 Months

AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

Class A Shares	-8.52%		-0.67%

Class C Shares	-8.90%		-1.45%

Advisor Class Shares[1]	-8.38%		-0.42%

Class R Shares[1]	-8.67%		-1.07%

Class K Shares[1]	-8.56%		-0.81%

Class I Shares[1]	-8.38%		-0.43%

Class Z Shares[1]	-6.77%	[2]	—

Primary Benchmark:[3] S&P 500 Index	-2.62%		16.39%

Blended Benchmark: 60% S&P 500 Index / 40% Bloomberg US Government/Credit Index	-3.24%		8.61%

Bloomberg Global Aggregate Bond Index (USD hedged)	-3.76%		-2.19%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Since inception on 12/14/2021.

3

Effective December 1, 2021, the primary benchmark changed from the Bloomberg Global Aggregate Bond (USD hedged) Index to the S&P 500 Index, as the S&P 500 Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

2 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared to its primary benchmark, the Standard & Poor’s (“S&P”) 500 Index, and its blended benchmark, a 60% / 40% blend of S&P 500 Index / Bloomberg US Government/Credit Index, respectively, for the six- and 12-month periods ended February 28, 2022. The table also includes the previous primary benchmark, the Bloomberg Global Aggregate Bond Index (USD hedged). The inception date for Class Z shares was December 14, 2021; due to limited performance history, there is no discussion of comparison to the benchmark for this share class.

During the six- and 12-month periods, all share classes of the Fund underperformed the primary and blended benchmarks, before sales charges. All share classes underperformed the previous benchmark, the Bloomberg Global Aggregate Bond Index (USD hedged), for the six-month period, and outperformed for the 12-month period, before sales charges.

In the period before the Fund’s transition to its new investment strategy, from March 1, 2021, through November 30, 2021, all share classes outperformed the previous benchmark, the Bloomberg Global Aggregate Bond Index (USD hedged), before sales charges. Overall asset-class allocation to equities and diversifiers contributed to absolute performance, while allocation to fixed income was negative. Security selection within diversifiers and fixed-income assets contributed to performance, while selection within equities detracted. Diversifiers include alternative asset classes and alternative investment strategies that are expected to have low correlation with returns on equities and fixed-income securities. These investments can include commodities and related derivatives, real estate-related securities and inflation-linked securities.

The Fund transitioned to its new investment strategy in December 2021. During the month, the Fund underperformed the primary and blended benchmarks, but outperformed the previous benchmark, the Bloomberg Global Aggregate Bond Index (USD hedged), before sales charges.

In the period from January 1, 2022, through February 28, 2022, all share classes underperformed the primary and blended benchmarks, before sales charges. Security selection detracted, relative to the primary benchmark. Sector selection contributed slightly, led by an overweight to industrials as well as underweights to consumer discretionary and communication services. These contributions were offset largely by a lack of exposure to energy, as the sector was the only positive performer in the benchmark during the period.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, variance swaps, inflation Consumer Price Index swaps and total return swaps, which detracted from absolute performance for both periods, while currency forwards and interest rate swaps contributed;

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 3

credit default swaps detracted for the 12-month period, but added for the six-month period; during the 12-month period, written options had no material impact on returns and written swaptions added. The Fund’s repositioning due to the transition to the new investment strategy was a significant contributor to the Fund’s turnover rate of 129%.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities lost ground during the six-month period ended February 28, 2022. Accommodative monetary policy continued to support an accelerating economic recovery, but—despite generally strong corporate earnings and economic data—equity markets experienced a dramatic increase in volatility later in the period. Persistent high inflation and tightening monetary policy, especially in the US, dampened investor sentiment. The situation was exacerbated by Russia’s invasion of Ukraine in late February, which triggered both the imposition of severe economic sanctions on Russia and a general flight to safe haven assets, including the US dollar and US government bonds. Equity markets recovered some ground late in the month, on speculation that the Russia/Ukraine war might prompt the US Federal Reserve to slow the normalization of monetary policy, but the fear of stalling economic growth weighed on equity prices. Against a backdrop of rising interest rates, value-oriented stocks outperformed growth-oriented stocks, which ended in negative territory. Both large- and small-cap stocks declined, but large-cap stocks outperformed small-cap stocks by a wide margin.

Fixed-income government bond market yields rose on inflation concerns, leading bond prices to fall in all regions. Central banks became more hawkish about raising interest rates, causing short-term yields to rise faster than longer maturities in many markets. Global inflation-linked bonds led relative returns by falling the least versus treasuries. Investor demand for higher-yielding assets led high-yield corporate bonds in developed markets to perform similarly to global treasuries in the risk-off environment, while high-yield corporates in the US outperformed US Treasuries. Investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, underperformed government bonds, particularly in the US. Emerging-market sovereign, corporate and local-currency bonds trailed as the US dollar gained on all major developed-market currencies and most emerging-market currencies. Brent crude oil prices rose sharply, while copper and gold had modest gains.

The Fund’s Senior Investment Management Team (the “Team”) seeks to capitalize on long-term sustainable investment themes through investing in companies that contribute to positive social and environmental outcomes, while defensively managing market volatility with a balanced portfolio allocation. In the equity sleeve, the Team targets US companies with strong environmental, social and governance (“ESG”) practices using a

4 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

combination of bottom-up and top-down research, and pairs with a fixed-income sleeve consisting predominantly of US government agency and treasury securities.

The Team’s approach to building a sustainable equity sleeve with attractive financial return potential is to invest in companies aligned with the United Nations Sustainable Development Goals (“SDGs”), which 193 nations have committed to advancing. The estimated cost to achieve these goals between 2016 and 2030 is $90 trillion, creating substantial opportunity for investment in companies aligned with these goals.

INVESTMENT POLICIES

The Fund invests in a diversified portfolio of equity and fixed-income securities. Normally, the Fund’s investments will consist of approximately 60% equity securities and 40% fixed-income securities, but these target allocations may vary. Under normal market conditions, the Fund will not deviate more than 10% from each target allocation. The Fund will not purchase a security if as a result less than 25% of its total assets would be invested in either equity securities or fixed-income securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of issuers that meet the Fund’s sustainability criteria, as described below.

In its equity investments, the Fund pursues opportunistic growth by investing primarily in a portfolio of US companies whose business activities the Adviser believes position the company to benefit from certain environmentally or socially oriented sustainable investment themes that align with one or more of the United Nations SDGs. These themes principally include the advancement of health, climate, and empowerment. A company that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets the Fund’s sustainability criteria, although many of the companies in which the Fund invests will derive a much greater portion of their revenues from such activities.

The Adviser normally considers a universe of primarily US mid- to large-capitalization companies for investment.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, the most attractive US equity securities that fit into sustainable investment themes. First, under the “top-down” approach, the Adviser identifies the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies that focuses on

(continued on next page)

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 5

prospective earnings growth, valuation and quality of company management and on evaluating a company’s risks, including those related to ESG factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual companies with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing an issuer’s exposure to ESG factors, the Fund will not invest in issuers of equity securities that derive revenue from direct involvement in alcohol, coal, gambling, pornography, prisons, tobacco or weapons.

The Fund’s fixed-income securities will consist predominantly of US government and agency securities, which must meet the Fund’s sustainability and ESG criteria for government securities. In this regard, the Adviser evaluates government securities based on the alignment of the nation’s policies with the SDGs and an internal scoring system that considers the nation’s policies on ESG issues.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposures than making direct investments. For example, the Fund may use bond futures contracts and interest rate swaps to gain and adjust its exposures to the fixed-income markets.

6 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg US Government/Credit Index measures the investment-grade, US dollar-denominated, fixed-rate, taxable bond market and includes Treasuries and government-related (agency, sovereign, supranational and local authority debt guaranteed by the US government) and investment-grade corporate securities. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

8 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.67%	-4.86%

5 Years	3.57%	2.67%

10 Years	3.52%	3.07%

CLASS C SHARES

1 Year	-1.45%	-2.41%

5 Years	2.78%	2.78%

10 Years[1]	2.75%	2.75%

ADVISOR CLASS SHARES[2]

1 Year	-0.42%	-0.42%

5 Years	3.85%	3.85%

10 Years	3.80%	3.80%

CLASS R SHARES[2]

1 Year	-1.07%	-1.07%

5 Years	3.17%	3.17%

10 Years	3.12%	3.12%

CLASS K SHARES[2]

1 Year	-0.81%	-0.81%

5 Years	3.47%	3.47%

10 Years	3.44%	3.44%

CLASS I SHARES[2]

1 Year	-0.43%	-0.43%

5 Years	3.80%	3.80%

10 Years	3.76%	3.76%

CLASS Z SHARES[2]

Since Inception[3]	-6.77%	-6.77%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.18%, 1.93%, 0.93%, 1.58%, 1.28%, 0.95% and 0.85% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses) to 1.00%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75% and 0.75% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

10 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 12/14/2021.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-7.06%

5 Years	2.40%

10 Years	2.94%

CLASS C SHARES

1 Year	-4.65%

5 Years	2.50%

10 Years[1]	2.62%

ADVISOR CLASS SHARES[2]

1 Year	-2.62%

5 Years	3.56%

10 Years	3.66%

CLASS R SHARES[2]

1 Year	-3.26%

5 Years	2.88%

10 Years	2.99%

CLASS K SHARES[2]

1 Year	-3.01%

5 Years	3.18%

10 Years	3.30%

CLASS I SHARES[2]

1 Year	-2.68%

5 Years	3.52%

10 Years	3.63%

CLASS Z SHARES[2]

Since Inception[3]	-7.61%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 12/14/2021.

12 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period*		Annualized Expense Ratio*		Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$914.80	$5.36		1.13%		$5.70	1.20%
Hypothetical**	$1,000	$1,019.19	$5.66		1.13%		$6.01	1.20%
Class C
Actual	$1,000	$911.00	$9.14		1.93%		$9.48	2.00%
Hypothetical**	$1,000	$1,015.22	$9.64		1.93%		$9.99	2.00%
Advisor Class
Actual	$1,000	$916.20	$3.42		0.72%		$3.75	0.79%
Hypothetical**	$1,000	$1,021.22	$3.61		0.72%		$3.96	0.79%
Class R
Actual	$1,000	$913.30	$6.83		1.44%		$7.16	1.51%
Hypothetical**	$1,000	$1,017.65	$7.20		1.44%		$7.55	1.51%
Class K
Actual	$1,000	$914.40	$5.60		1.18%		$5.93	1.25%
Hypothetical**	$1,000	$1,018.94	$5.91		1.18%		$6.26	1.25%
Class I
Actual	$1,000	$916.20	$4.18		0.88%		$4.51	0.95%
Hypothetical**	$1,000	$1,020.43	$4.41		0.88%		$4.76	0.95%
Class Z
Actual	$1,000	$932.30	$1.51	***	0.75	%***	$1.65	0.82%
Hypothetical**	$1,000	$1,008.87	$1.57	***	0.75	%***	$1.71	0.82%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***

Expenses paid are based on the period from December 15, 2021 (commencement of distribution) and are equal to the class’s annualized expense ratio, multiped by the average account value over the period, multiplied by 76/365 (to reflect the since inception period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

February 28, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $154.6

1	All data are as of February 28, 2022. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS

February 28, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 58.0%
Information Technology – 19.6%
Communications Equipment – 3.0%
Ciena Corp.(a)	31,198	$2,134,567
Lumentum Holdings, Inc.(a)	25,176	2,488,899

		4,623,466

Electronic Equipment, Instruments & Components – 4.1%
Flex Ltd.(a)	133,567	2,202,520
Keysight Technologies, Inc.(a)	11,308	1,779,540
TE Connectivity Ltd.	16,191	2,306,084

		6,288,144

IT Services – 2.9%
Block, Inc. – Class A(a)	10,350	1,319,625
Maximus, Inc.	16,710	1,317,751
Visa, Inc. – Class A	8,587	1,855,822

		4,493,198

Semiconductors & Semiconductor Equipment – 4.3%
Monolithic Power Systems, Inc.	4,224	1,937,549
NVIDIA Corp.	6,500	1,585,025
NXP Semiconductors NV	10,421	1,981,240
Wolfspeed, Inc.(a)	11,962	1,228,737

		6,732,551

Software – 3.6%
Adobe, Inc.(a)	3,698	1,729,481
ANSYS, Inc.(a)	3,885	1,259,478
Microsoft Corp.	8,623	2,576,466

		5,565,425

Technology Hardware, Storage & Peripherals – 1.7%
Apple, Inc.	15,756	2,601,631

		30,304,415

Health Care – 12.9%
Health Care Equipment & Supplies – 8.4%
Alcon, Inc.(b)	26,495	2,039,850
Becton Dickinson and Co.	9,991	2,710,359
Danaher Corp.	9,471	2,598,937
Koninklijke Philips NV (ADR)	39,087	1,331,694
STERIS PLC	9,957	2,389,680
West Pharmaceutical Services, Inc.	4,779	1,849,855

		12,920,375

16 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services – 2.0%
Laboratory Corp. of America Holdings(a)	5,897	$1,599,620
UnitedHealth Group, Inc.	3,162	1,504,701

		3,104,321

Life Sciences Tools & Services – 2.5%
Bio-Rad Laboratories, Inc. – Class A(a)	3,355	2,100,096
Bruker Corp.	26,017	1,830,816

		3,930,912

		19,955,608

Industrials – 11.5%
Aerospace & Defense – 1.1%
Hexcel Corp.	29,004	1,679,332

Building Products – 2.5%
Owens Corning	20,717	1,930,617
Trex Co., Inc.(a)	20,590	1,890,986

		3,821,603

Commercial Services & Supplies – 2.7%
Tetra Tech, Inc.	11,503	1,826,331
Waste Management, Inc.	16,865	2,435,306

		4,261,637

Electrical Equipment – 3.1%
Rockwell Automation, Inc.	7,578	2,020,143
Vestas Wind Systems A/S (Sponsored ADR)	253,570	2,748,699

		4,768,842

Machinery – 2.1%
Deere & Co.	6,036	2,173,081
Xylem, Inc./NY	11,943	1,062,330

		3,235,411

		17,766,825

Financials – 6.1%
Banks – 1.8%
SVB Financial Group(a)	4,621	2,800,326

Capital Markets – 2.9%
Intercontinental Exchange, Inc.	17,373	2,225,829
MSCI, Inc. – Class A	4,563	2,289,211

		4,515,040

Insurance – 1.4%
Aflac, Inc.	35,627	2,176,454

		9,491,820

Consumer Discretionary – 4.5%
Auto Components – 0.9%
Aptiv PLC(a)	10,873	1,407,401

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Household Durables – 1.2%
TopBuild Corp.(a)		8,392	$1,801,594

Specialty Retail – 1.1%
Home Depot, Inc. (The)		5,161	1,629,999

Textiles, Apparel & Luxury Goods – 1.3%
NIKE, Inc. – Class B		15,049	2,054,941

			6,893,935

Utilities – 2.4%
Electric Utilities – 1.4%
NextEra Energy, Inc.		28,192	2,206,588

Water Utilities – 1.0%
American Water Works Co., Inc.		10,292	1,555,018

			3,761,606

Real Estate – 1.0%
Equity Real Estate Investment Trusts (REITs) – 1.0%
SBA Communications Corp.		5,110	1,550,323

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Progenic Pharmaceuticals CVR(c)(d)		24,977	– 0	–

Total Common Stocks (cost $93,227,194)			89,724,532

		Principal Amount (000)
GOVERNMENTS - TREASURIES – 33.4%
United States – 33.4%
U.S. Treasury Bonds
1.25%, 05/15/2050	U.S.$	2,544	2,023,116
2.50%, 02/15/2046		1,372	1,415,217
3.00%, 05/15/2042-02/15/2049		7,178	8,065,183
6.125%, 08/15/2029		754	980,882
U.S. Treasury Notes
0.25%, 05/31/2025		8,276	7,905,064
0.625%, 05/15/2030		5,376	4,887,029
1.50%, 08/15/2026		1,944	1,923,860
1.625%, 02/15/2026		2,220	2,210,930
1.75%, 06/30/2022		1,934	1,942,158
1.875%, 03/31/2022		1,670	1,672,388
2.00%, 02/15/2025-08/15/2025		4,536	4,583,997
2.125%, 03/31/2024		1,718	1,741,390

18 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

2.25%, 08/15/2027	U.S.$	1,356	$1,390,420
2.375%, 01/31/2023		4,052	4,100,548
2.625%, 02/15/2029		1,525	1,605,539
2.75%, 02/15/2024		5,077	5,206,407

Total Governments - Treasuries (cost $53,399,306)			51,654,128

AGENCIES – 1.6%
Agency Debentures – 1.6%
Federal National Mortgage Association 6.625%, 11/15/2030 (cost $2,513,280)		1,783	2,415,879

		Shares
SHORT-TERM INVESTMENTS – 7.1%
Investment Companies – 7.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $10,987,435)		10,987,435	10,987,435

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $160,127,215)			154,781,974

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio Class AB, 0.01%(e)(f)(g) (cost $264,650)		264,650	264,650

Total Investments – 100.3% (cost $160,391,865)			155,046,624
Other assets less liabilities – (0.3)%			(441,550)

Net Assets – 100.0%			$154,605,074

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)	Affiliated investments.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

20 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

February 28, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $149,139,780)	$143,794,539	(a)
Affiliated issuers (cost $11,252,085—including investment of cash collateral for securities loaned of $264,650)	11,252,085
Cash collateral due from broker	38
Foreign currencies, at value (cost $71,337)	71,893
Unaffiliated interest and dividends receivable	291,126
Receivable for shares of beneficial interest sold	30,388
Affiliated dividends receivable	86
Other assets	2,740

Total assets	155,442,895

Liabilities
Custody and accounting fees payable	340,732
Payable for collateral received on securities loaned	264,650
Payable for shares of beneficial interest redeemed	93,558
Advisory fee payable	36,082
Distribution fee payable	29,309
Payable for terminated centrally cleared interest rate swaps	8,093
Trustees’ fees payable	4,989
Transfer Agent fee payable	436
Foreign capital gains tax payable	363
Accrued expenses	59,609

Total liabilities	837,821

Net Assets	$154,605,074

Composition of Net Assets
Shares of beneficial interest, at par	$127
Additional paid-in capital	148,425,034
Distributable earnings	6,179,913

Net Assets	$154,605,074

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$121,155,723	9,931,224	$12.20	*

C	$4,929,538	403,137	$12.23

Advisor	$21,743,924	1,772,468	$12.27

R	$4,671,034	382,819	$12.20

K	$2,057,769	168,350	$12.22

I	$38,075	3,069	$12.41

Z	$9,011	740.14	$12.17

(a)	Includes securities on loan with a value of $2,019,448 (see Note E).

*	The maximum offering price per share for Class A shares was $12.74 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 21

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2022 (unaudited)

Investment Income
Dividends
Affiliated issuers	$229,862
Unaffiliated issuers	182,623
Interest	253,325
Securities lending income	5,158	$670,968

Expenses
Advisory fee (see Note B)	397,332
Distribution fee—Class A	163,633
Distribution fee—Class C	27,495
Distribution fee—Class R	11,952
Distribution fee—Class K	2,702
Transfer agency—Class A	64,443
Transfer agency—Class C	2,818
Transfer agency—Advisor Class	3,838
Transfer agency—Class R	6,215
Transfer agency—Class K	2,161
Transfer agency—Class I	24
Custody and accounting	141,905
Registration fees	42,045
Audit and tax	40,088
Legal	19,359
Printing	15,317
Trustees’ fees	10,079
Miscellaneous	19,688

Total expenses	971,094
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(103,489)

Net expenses		867,605

Net investment loss		(196,637)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		1,131,879
Investment transactions(a)		10,975,467
Forward currency exchange contracts		447,899
Futures		(1,170,204)
Swaps		686,765
Foreign currency transactions		(164,162)
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		(1,812,635)
Investments		(22,734,688)
Forward currency exchange contracts		(212,389)
Futures		616,025
Swaps		(756,134)
Foreign currency denominated assets and liabilities		(62,977)

Net loss on investment and foreign currency transactions		(13,055,154)

Net Decrease in Net Assets from Operations		$(13,251,791)

(a)	Net of foreign realized capital gains taxes of $236.

See notes to financial statements.

22 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(196,637)	$1,401,924
Net realized gain on investment transactions	11,907,644	12,739,214
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(24,962,798)	8,219,821

Net increase (decrease) in net assets from operations	(13,251,791)	22,360,959
Distributions to Shareholders
Class A	(4,495,636)	(4,585,056)
Class C	(130,885)	(264,659)
Advisor Class	(199,535)	(198,708)
Class R	(156,270)	(137,730)
Class K	(73,358)	(61,098)
Class I	(1,430)	(1,500)
Class Z(a)	(363)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	15,000,100	(14,713,905)
Capital Contributions
Total increase (decrease)	(3,309,168)	2,398,303
Net Assets
Beginning of period	157,914,242	155,515,939

End of period	$154,605,074	$157,914,242

(a)	Commenced distribution on December 15, 2021.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS

February 28, 2022 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable Thematic Balanced Portfolio (the “Fund”) (formerly known as AB Conservative Wealth Strategy). The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective December 15, 2021, the Fund commenced offering Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

24 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

26 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2022:

Investments in Securities:	Level 1		Level 2			Level 3		Total
Assets:
Common Stocks(a)	$89,724,532		$	– 0	–	$0	(b)	$89,724,532
Governments – Treasuries	– 0	–		51,654,128		– 0	–	51,654,128
Agencies	– 0	–		2,415,879		– 0	–	2,415,879
Short-Term Investments	10,987,435			– 0	–	– 0	–	10,987,435
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	264,650			– 0	–	– 0	–	264,650
Total Investments in Securities	100,976,617			54,070,007		0	(b)	155,046,624
Other Financial Instruments(c)	– 0	–		– 0	–	– 0	–	– 0	–

Total	$100,976,617			$54,070,007		$0	(b)	$155,046,624

(a)	See Portfolio of Investments for sector classifications.

(b)	The Fund held securities with zero market value at period end.

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

28 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Prior to December 1, 2021, the Fund paid an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee was accrued daily and paid monthly.

Effective December 1, 2021, the Adviser has contractually agreed to waive its management fees and/or bear certain expenses of the Fund until December 31, 2022 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses), on an annualized basis, from exceeding 1.00%, 1.75%, .75%, 1.25%, 1.00%, .75%, and .75% of average daily net assets, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Expense Caps may not be terminated by the Adviser before December 31, 2022. For the six months ended February 28, 2022, such reimbursements/waivers amounted to $60,450.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $23,339 for the six months ended February 28, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $633 from the sale of Class A shares and received $248 and $38 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 28, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and

30 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until December 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 28, 2022, such waiver amounted to $2,856.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2022. For the six months ended February 28, 2022, such waivers and/or reimbursements amounted to $40,182.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 28, 2022 is as follows:

													Distributions
Fund	Market Value 8/31/21 (000)	Purchases at Cost (000)		Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 2/28/22 (000)		Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$9,906	$38,714		$37,633	$	– 0	–	$	– 0	–	$10,987		$1		$	– 0	–
AB Bond Fund, Inc. – AB All Market Real Return Portfolio	11,284	– 0	–	11,020		2,243			(2,507)		– 0	–	– 0	–		– 0	–
AB High Income Fund, Inc.	16,501	227		16,311		(1,111)			694		– 0	–	229			– 0	–
Government Money Market Portfolio*	1,352	9,717		10,804		– 0	–		– 0	–	265		0	**		– 0	–

Total						$1,132			$(1,813)		$11,252		$230		$	– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$126,620,800	$162,473,617
U.S. government securities	60,986,555	16,847,721

32 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$4,563,185
Gross unrealized depreciation	(9,908,426)

Net unrealized depreciation	$(5,345,241)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 28, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended February 28, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted

34 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS (continued)

statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 28, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in

36 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended February 28, 2022, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 37

NOTES TO FINANCIAL STATEMENTS (continued)

payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended February 28, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended February 28, 2022, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended February 28, 2022, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include

38 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended February 28, 2022, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(17,607)	$(6,841)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,152,597)	622,866

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	447,899	(212,389)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,333,286	(1,095,874)

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 39

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(12,058)	$12,052

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(20,211)	43,521

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(614,252)	284,167

Total		$(35,540)	$(352,498)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended February 28, 2022:

Futures:
Average notional amount of buy contracts	$37,742,691	(a)
Average notional amount of sale contracts	$25,416,828	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$20,737,335	(b)
Average principal amount of sale contracts	$34,886,924	(b)
Inflation Swaps:
Average notional amount	$20,650,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$13,923,517	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,260,000	(a)
Total Return Swaps:
Average notional amount	$9,225,236	(a)
Variance Swaps:
Average notional amount	$197,841	(c)

(a)	Positions were open for three months during the period.

(b)	Positions were open for five months during the period.

(c)	Positions were open for less than one month during the period.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange

40 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 41

NOTES TO FINANCIAL STATEMENTS (continued)

Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended February 28, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$2,019,448	$264,650	$1,813,930	$5,111	$47	$1

*	As of February 28, 2022.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021

Class A
Shares sold	72,336	299,660	$961,456	$3,906,358

Shares issued in reinvestment of dividends and distributions	304,518	326,790	4,016,597	4,071,800

Shares converted from Class C	32,816	378,636	436,424	5,027,932

Shares redeemed	(531,595)	(1,671,623)	(7,027,857)	(21,640,581)

Net decrease	(121,925)	(666,537)	$(1,613,380)	$(8,634,491)

42 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021

Class C
Shares sold	34,026	36,184	$434,534	$476,020

Shares issued in reinvestment of dividends and distributions	8,853	19,127	117,219	238,896

Shares converted to Class A	(32,897)	(379,065)	(436,424)	(5,027,932)

Shares redeemed	(61,605)	(87,125)	(816,642)	(1,115,502)

Net decrease	(51,623)	(410,879)	$(701,313)	$(5,428,518)

Advisor Class
Shares sold	1,420,597	86,461	$17,637,940	$1,123,346

Shares issued in reinvestment of dividends and distributions	11,682	12,869	154,899	160,868

Shares redeemed	(77,057)	(117,652)	(1,004,117)	(1,516,311)

Net increase (decrease)	1,355,222	(18,322)	$16,788,722	$(232,097)

Class R
Shares sold	44,453	106,346	$579,949	$1,380,459

Shares issued in reinvestment of dividends and distributions	11,839	11,036	156,270	137,730

Shares redeemed	(24,707)	(111,887)	(315,204)	(1,454,186)

Net increase	31,585	5,495	$421,015	$64,003

Class K
Shares sold	4,364	7,882	$57,559	$102,146

Shares issued in reinvestment of dividends and distributions	5,549	4,896	73,356	61,096

Shares redeemed	(2,802)	(50,437)	(37,579)	(644,142)

Net increase (decrease)	7,111	(37,659)	$93,336	$(480,900)

Class I
Shares sold	53	198	$717	$2,603

Shares issued in reinvestment of dividends and distributions	77	88	1,041	1,115

Shares redeemed	(4)	(425)	(59)	(5,620)

Net increase (decrease)	126	(139)	$1,699	$(1,902)

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 43

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021		Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021

Class Z(a)
Shares sold	740	– 0	–	$10,021	$	– 0	–

Net increase	740	– 0	–	$10,021	$	– 0	–

(a)	Commenced distribution on December 15, 2021.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

44 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 45

NOTES TO FINANCIAL STATEMENTS (continued)

counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

46 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$5,248,751		$5,317,969
Net long-term capital gains	– 0	–	533,447

Total taxable distributions paid	$5,248,751		$5,851,416

As of August 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,573,136
Undistributed capital gains	3,497,420
Other losses	(64,767	)(a)
Unrealized appreciation/(depreciation)	18,483,510	(b)

Total accumulated earnings/(deficit)	$24,489,299	(c)

(a)	As of August 31, 2021, the cumulative deferred loss on straddles was $64,767.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2021, the Fund did not have any capital loss carryforwards.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 47

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

48 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 13.80	$ 12.38	$ 12.58	$ 12.14	$ 12.79	$ 12.38

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02)	.12	.14	.16	.17	.38

Net realized and unrealized gain (loss) on investment transactions	(1.12)	1.74	.10	.37	.10	.34

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.14)	1.86	.24	.53	.27	.72

Less: Dividends and Distributions

Dividends from net investment income	(.36)	(.44)	(.40)	(.09)	(.56)	(.31)

Distributions from net realized gain on investment transactions	(.10)	– 0	–	(.04)	– 0	–	(.17)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.19)	– 0	–

Total dividends and distributions	(.46)	(.44)	(.44)	(.09)	(.92)	(.31)

Net asset value, end of period	$ 12.20	$ 13.80	$ 12.38	$ 12.58	$ 12.14	$ 12.79

Total Return

Total investment return based on net asset value(d)*	(8.52)%	15.54%	1.77%	4.47%	2.14%	5.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$121,155	$138,753	$132,657	$145,002	$160,517	$174,667

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.13	%^	1.25%	1.14%	1.05%	1.04%	1.01%

Expenses, before waivers/reimbursements(e)‡	1.26	%^	1.36%	1.29%	1.23%	1.25%	1.09%

Net investment income (loss)(b)	(.25	)%^	.95%	1.13%	1.32%	1.36%	3.08%

Portfolio turnover rate	129%	120%	96%	100%	90%	86%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07	%^	.14%	.17%	.20%	.25%	.22%

See footnote summary on page 56.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 49

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 13.76	$ 12.32	$ 12.51	$ 12.07	$ 12.58	$ 12.17

Income From Investment Operations

Net investment income (loss)(a)(b)	(.07)	.02	.05	.07	.08	.29

Net realized and unrealized gain (loss) on investment transactions	(1.13)	1.75	.09	.37	.09	.32

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.20)	1.77	.14	.44	.17	.61

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.33)	(.29)	– 0	–	(.38)	(.20)

Distributions from net realized gain on investment transactions	(.10)	– 0	–	(.04)	– 0	–	(.17)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.13)	– 0	–

Total dividends and distributions	(.33)	(.33)	(.33)	– 0	–	(.68)	(.20)

Net asset value, end of period	$ 12.23	$ 13.76	$ 12.32	$ 12.51	$ 12.07	$ 12.58

Total Return

Total investment return based on net asset value(d)*	(8.90)%	14.64%	.97%	3.73%	1.37%	5.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,930	$6,257	$10,667	$14,989	$22,039	$41,637

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.93	%^	1.98%	1.89%	1.80%	1.77%	1.75%

Expenses, before waivers/reimbursements(e)‡	2.01	%^	2.09%	2.04%	1.98%	1.98%	1.82%

Net investment income (loss)(b)	(1.02	)%^	.18%	.44%	.59%	.64%	2.41%

Portfolio turnover rate	129%	120%	96%	100%	90%	86%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07	%^	.14%	.17%	.20%	.25%	.22%

See footnote summary on page 56.

50 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 13.88	$ 12.44	$ 12.64	$ 12.20	$ 12.86	$ 12.45

Income From Investment Operations

Net investment income(a)(b)	.02	.16	.17	.19	.20	.41

Net realized and unrealized gain (loss) on investment transactions	(1.15)	1.76	.10	.37	.10	.33

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.13)	1.92	.27	.56	.30	.74

Less: Dividends and Distributions

Dividends from net investment income	(.38)	(.48)	(.43)	(.12)	(.59)	(.33)

Distributions from net realized gain on investment transactions	(.10)	– 0	–	(.04)	– 0	–	(.17)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.20)	– 0	–

Total dividends and distributions	(.48)	(.48)	(.47)	(.12)	(.96)	(.33)

Net asset value, end of period	$ 12.27	$ 13.88	$ 12.44	$ 12.64	$ 12.20	$ 12.86

Total Return

Total investment return based on net asset value(d)*	(8.38)%	15.82%	2.02%	4.81%	2.39%	6.15%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$21,744	$5,790	$5,419	$6,464	$8,772	$9,274

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.72	%^	1.00%	.89%	.80%	.79%	.75%

Expenses, before waivers/reimbursements(e)‡	1.00	%^	1.11%	1.04%	.97%	1.00%	.83%

Net investment income(b)	.25	%^	1.20%	1.41%	1.58%	1.60%	3.26%

Portfolio turnover rate	129%	120%	96%	100%	90%	86%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07	%^	.14%	.17%	.20%	.25%	.22%

See footnote summary on page 56.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 51

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 13.79	$ 12.37	$ 12.57	$ 12.13	$ 12.76	$ 12.36

Income From Investment Operations

Net investment income (loss)(a)(b)	(.04)	.07	.09	.11	.12	.33

Net realized and unrealized gain (loss) on investment transactions	(1.12)	1.75	.10	.38	.09	.32

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.16)	1.82	.19	.49	.21	.65

Less: Dividends and Distributions

Dividends from net investment income	(.33)	(.40)	(.35)	(.05)	(.50)	(.25)

Distributions from net realized gain on investment transactions	(.10)	– 0	–	(.04)	– 0	–	(.17)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.17)	– 0	–

Total dividends and distributions	(.43)	(.40)	(.39)	(.05)	(.84)	(.25)

Net asset value, end of period	$ 12.20	$ 13.79	$ 12.37	$ 12.57	$ 12.13	$ 12.76

Total Return

Total investment return based on net asset value(d)*	(8.67)%	15.05%	1.36%	4.06%	1.73%	5.42%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,671	$4,844	$4,278	$4,604	$3,896	$4,078

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.44	%^	1.65%	1.53%	1.46%	1.45%	1.42%

Expenses, before waivers/reimbursements(e)‡	1.67	%^	1.76%	1.68%	1.63%	1.66%	1.50%

Net investment income (loss)(b)	(.57	)%^	.55%	.74%	.89%	.94%	2.63%

Portfolio turnover rate	129%	120%	96%	100%	90%	86%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07	%^	.14%	.17%	.20%	.25%	.22%
See footnote summary on page 56.

52 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 13.82	$ 12.35	$ 12.55	$ 12.11	$ 12.75	$ 12.35

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02)	.11	.14	.15	.15	.37

Net realized and unrealized gain (loss) on investment transactions	(1.13)	1.74	.08	.37	.11	.32

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.15)	1.85	.22	.52	.26	.69

Less: Dividends and Distributions

Dividends from net investment income	(.35)	(.38)	(.38)	(.08)	(.55)	(.29)

Distributions from net realized gain on investment transactions	(.10)	– 0	–	(.04)	– 0	–	(.17)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.18)	– 0	–

Total dividends and distributions	(.45)	(.38)	(.42)	(.08)	(.90)	(.29)

Net asset value, end of period	$ 12.22	$ 13.82	$ 12.35	$ 12.55	$ 12.11	$ 12.75

Total Return

Total investment return based on net asset value(d)*	(8.56)%	15.44%	1.58%	4.45%	2.07%	5.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,058	$2,229	$2,456	$5,832	$6,734	$7,096

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.18	%^	1.35%	1.23%	1.15%	1.15%	1.11%

Expenses, before waivers/reimbursements(e)‡	1.36	%^	1.46%	1.38%	1.32%	1.36%	1.19%

Net investment income (loss)(b)	(.30	)%^	.83%	1.12%	1.24%	1.23%	2.96%

Portfolio turnover rate	129%	120%	96%	100%	90%	86%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07	%^	.14%	.17%	.20%	.25%	.22%

See footnote summary on page 56.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 53

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.03	$ 12.58	$ 12.78	$ 12.34	$ 12.82	$ 12.42

Income From Investment Operations

Net investment income (loss)(a)(b)	(.00	)(c)	.16	.16	.18	.25	.40

Net realized and unrealized gain (loss) on investment transactions	(1.14)	1.77	.11	.39	.05	.34

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.14)	1.93	.27	.57	.30	.74

Less: Dividends and Distributions

Dividends from net investment income	(.38)	(.48)	(.43)	(.13)	(.46)	(.34)

Distributions from net realized gain on investment transactions	(.10)	– 0	–	(.04)	– 0	–	(.17)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.15)	– 0	–

Total dividends and distributions	(.48)	(.48)	(.47)	(.13)	(.78)	(.34)

Net asset value, end of period	$ 12.41	$ 14.03	$ 12.58	$ 12.78	$ 12.34	$ 12.82

Total Return

Total investment return based on net asset value(d)*	(8.38)%	15.81%	2.02%	4.72%	2.34%	6.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$38	$41	$39	$33	$10	$36

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.88	%^	1.01%	.91%	.86%	.73%	.78%

Expenses, before waivers/reimbursements(e)‡	1.03	%^	1.13%	1.06%	1.02%	.94%	.86%

Net investment income (loss)(b)	(.00	)%(f)^	1.18%	1.33%	1.46%	1.99%	3.25%

Portfolio turnover rate	129%	120%	96%	100%	90%	86%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.07	%^	.14%	.17%	.20%	.25%	.22%

See footnote summary on page 56.

54 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class Z
	December 15, 2021(g) to February 28, 2022 (unaudited)

Net asset value, beginning of period	$ 13.54

Income From Investment Operations

Net investment loss(a)(b)	(.00	)(c)

Net realized and unrealized gain (loss) on investment transactions	(.88)

Net increase (decrease) in net asset value from operations	(.88)

Less: Dividends and Distributions

Dividends from net investment income	(.39)

Distributions from net realized gain on investment transactions	(.10)

Total distributions	(.49)

Net asset value, end of period	$ 12.17

Total Return

Total investment return based on net asset value(d)	(6.77)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.75	%^

Expenses, before waivers/reimbursements(e)‡	.87	%^

Net investment loss(b)	(.00	)%(f)^

Portfolio turnover rate	129%

See footnote summary on page 56.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 55

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 28, 2022 and the years ended August 31, 2021, August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .06% (annualized), .11%, .15%, .17%, .21% and .08%, respectively.

(f)	Amount is less than .005%.

(g)	Commencement of distributions.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .03% and .28%, respectively.

^	Annualized.

See notes to financial statements.

56 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Benjamin Ruegsegger(2), Vice President Daniel C. Roarty(2), Vice President Tiffanie Wong(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Vice President of the Funds	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Ruegseggar and Roarty and Ms. Wong are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 57

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

58 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 59

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

At a meeting of the Board of Trustees of The AB Portfolios (the “Company”) held by video conference on August 3-4, 2021 (the “Meeting”), the Adviser recommended an amendment to the Company’s then-current Advisory Agreement with the Adviser (the “Amended Agreement”) to effect a fee reduction in respect of AB Conservative Wealth Strategy (the “Fund”). The Adviser also recommended various other changes to the Fund, including changes to the Fund’s non-fundamental principal investment strategies and a change in the Fund’s name to “AB Sustainable Thematic Balanced Portfolio.” These changes will be effective on or about December 1, 2021.

At the recommendation of the Adviser, the disinterested trustees (the “directors”) unanimously approved the Adviser’s proposals, including the Amended Agreement, conditioned on the Adviser’s agreement to pay the out-of-pocket expenses of implementing such proposals, other than the fees and expenses of their independent counsel, to the extent such expenses are not covered by the Adviser as a result of an effective expense limitation agreement. At the Meeting, the directors also approved the continuance of the Fund’s then-current Advisory Agreement for an additional annual term or, if earlier, until such time as the Amended Agreement takes effect.

Prior to approval of the Amended Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed approvals in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

60 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Amended Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The directors noted that the proposed lowering of the advisory fee would benefit the Fund and its shareholders. The directors noted that the Adviser was reducing the advisory fee for business reasons, and had assured them that there would be no diminution in the nature or quality of services to the Fund. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Amended Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Amended Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 61

brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the then-current Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2020. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2019 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the then-current advisory fee rate payable by the Fund to the Adviser under the then-current Advisory Agreement and the

62 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

proposed advisory fee rate payable by the Fund to the Adviser under the Amended Agreement, and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate under the then-current Advisory Agreement against a peer group median. The directors also compared the Fund’s proposed contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for separately managed accounts managed by it that utilize investment strategies similar to those proposed for the Fund.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s then-current advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

With respect to the Fund’s proposed advisory fee, the directors considered the pro forma total expense ratio of the Class A shares of the Fund that gave effect to the proposed fee reduction for the entire fiscal year. The directors considered the Adviser’s proposed expense cap for the Fund’s

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 63

Class A shares, with corresponding expense caps for the other classes of shares, for an initial period to end no earlier than December 31, 2022. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment adviser, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund in the Amended Agreement, like the advisory fee schedule in the then-current Advisory Agreement, contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

64 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 65

NOTES

66 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 67

NOTES

68 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

STB-0152-0222

FEB    02.28.22

SEMI-ANNUAL REPORT

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Managed All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

April 7, 2022

This report provides management’s discussion of fund performance for the AB Tax-Managed All Market Income Portfolio for the semi-annual reporting period ended February 28, 2022.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF FEBRUARY 28, 2022 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

Class A Shares	-6.74%	1.60%

Class C Shares	-7.05%	0.82%

Advisor Class Shares[1]	-6.61%	1.86%

Primary Benchmark: Bloomberg 5-Year GO Municipal Bond Index	-3.23%	-1.73%

MSCI ACWI (net)	-5.26%	7.81%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg 5-Year General Obligation (“GO”) Municipal Bond Index, and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net) for the six- and 12-month periods ended February 28, 2022.

All share classes of the Fund underperformed the primary benchmark and the MSCI ACWI (net) for the six-month period, before sales charges. Overall allocation to equities and fixed income detracted from absolute performance, while the effect of nontraditional income assets was neutral. Security selection within equities and nontraditional income assets detracted, while selection within fixed-income assets contributed.

During the 12-month period, all share classes of the Fund outperformed the primary benchmark and underperformed the MSCI ACWI (net), before sales charges. Overall allocation to equities and fixed-income assets was positive, while the effect of nontraditional income assets was neutral. Security selection within fixed income contributed, while selection within nontraditional income assets was neutral and selection within equities detracted. Active currency management was neutral over both periods.

2 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

The Fund utilized derivatives for hedging and investment purposes in the form of credit default swaps and purchased options, which detracted from absolute returns for both periods; futures, currency forwards, interest rate swaps and total return swaps detracted for the six-month period, but contributed for the 12-month period; for the 12-month period, inflation Consumer Price Index swaps detracted, while written options added.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities lost ground during the six-month period ended February 28, 2022. Accommodative monetary policy continued to support an accelerating economic recovery, but—despite generally strong corporate earnings and economic data—equity markets experienced a dramatic increase in volatility later in the period. Persistent high inflation and tightening monetary policy, especially in the US, dampened investor sentiment. The situation was exacerbated by Russia’s invasion of Ukraine in late February, which triggered both the imposition of severe economic sanctions on Russia and a general flight to safe haven assets, including the US dollar and US government bonds. Equity markets recovered some ground late in the month, on speculation that the Russia/Ukraine war might prompt the US Federal Reserve to slow the normalization of monetary policy, but the fear of stalling economic growth weighed on equity prices. Against a backdrop of rising interest rates, value-oriented stocks outperformed growth-oriented stocks, which ended in negative territory. Both large- and small-cap stocks declined, but large-cap stocks outperformed small-cap stocks by a wide margin.

Fixed-income government bond market yields rose on inflation concerns, leading bond prices to fall in all regions. Central banks became more hawkish about raising interest rates, causing short-term yields to rise faster than longer maturities in many markets. Global inflation-linked bonds led relative returns by falling the least versus treasuries. Investor demand for higher-yielding assets led high-yield corporate bonds in developed markets to perform similarly to global treasuries in the risk-off environment, while high-yield corporates in the US outperformed US Treasuries. Investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, underperformed government bonds, particularly in the US. Emerging-market sovereign, corporate and local-currency bonds trailed as the US dollar gained on all major developed-market currencies and most emerging-market currencies. Brent crude oil prices rose sharply, while copper and gold had modest gains.

Municipal bond yields also rose on inflation concerns leading bond prices to fall over the six-month period. Municipal bonds outperformed Treasuries in 2021 as municipal yields rose less, with the tax-exempt market continuing to benefit from record-breaking demand. In 2022 so far, municipal bonds underperformed Treasuries, which benefited from a flight to safe haven assets amid rising tensions between Russia and Ukraine.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 3

The Fund’s Senior Investment Management Team (the “Team”) seeks current income with consideration of capital appreciation. The Team’s global multi-asset strategy focuses on generating high, stable income for taxable investors. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

The municipal components may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities, primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of February 28, 2022, the Fund’s percentages of total investments in insured bonds and in insured bonds that have been pre-refunded or escrowed to maturity were 2.73% and 0.00%, respectively.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends, preferred stocks, debt securities (including high-yield debt securities, also known as “junk bonds”), and derivatives related to these types of securities. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser focuses on securities that have high dividend yields and that it believes are undervalued by the market relative to their long-term earnings potential. In order to provide diversification and the opportunity for increased return, the Adviser also acquires equity securities for the Fund that are expected to exhibit relatively little correlation with the returns of the Fund’s holdings in high dividend yield equity securities.

The Fund intends to meet the tax requirement for passing municipal bond interest through to Fund shareholders as tax-exempt interest dividends, which currently requires that at least 50% of the Fund’s assets be invested in tax-exempt debt securities. In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service should in the future change so as to permit the Fund to pass through tax-exempt dividends when

(continued on next page)

4 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

the Fund invests a lesser amount of its assets in tax-exempt debt securities, the Fund’s allocations to equity securities may increase. In selecting tax-exempt securities for the Fund’s debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings. These fixed-income teams draw on the resources and expertise of the Adviser’s fixed-income research staff, which includes fixed-income research analysts and economists.

In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. For example, the Fund may take long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser adjusts the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives or exchange-traded funds.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to certain bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund may be leveraged, with net investment exposure in excess of net assets.

Currency exchange rate fluctuation can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

6 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management

8 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 17, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	1.60%	-2.69%

5 Years	3.85%	2.95%

10 Years	3.98%	3.52%

CLASS C SHARES

1 Year	0.82%	-0.16%

5 Years	3.09%	3.09%

10 Years[1]	3.22%	3.22%

ADVISOR CLASS SHARES[2]

1 Year	1.86%	1.86%

5 Years	4.12%	4.12%

10 Years	4.25%	4.25%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.41%, 2.15% and 1.16% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios, exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs, to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2022. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-7.04%

5 Years	2.58%

10 Years	3.34%

CLASS C SHARES

1 Year	-4.59%

5 Years	2.69%

10 Years[1]	3.03%

ADVISOR CLASS SHARES[2]

1 Year	-2.59%

5 Years	3.74%

10 Years	4.06%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

Returns

CLASS A SHARES

1 Year	-7.76%

5 Years	1.32%

10 Years	2.43%

CLASS C SHARES

1 Year	-5.17%

5 Years	1.64%

10 Years[1]	2.27%

ADVISOR CLASS SHARES[2]

1 Year	-3.38%

5 Years	2.42%

10 Years	3.10%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

Returns

CLASS A SHARES

1 Year	-3.33%

5 Years	2.05%

10 Years	2.67%

CLASS C SHARES

1 Year	-2.05%

5 Years	2.11%

10 Years[1]	2.39%

ADVISOR CLASS SHARES[2]

1 Year	-0.59%

5 Years	2.97%

10 Years	3.27%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$932.60	$4.74	0.99%	$4.79	1.00%
Hypothetical**	$1,000	$1,019.89	$4.96	0.99%	$5.01	1.00%
Class C
Actual	$1,000	$929.50	$8.32	1.74%	$8.37	1.75%
Hypothetical**	$1,000	$1,016.17	$8.70	1.74%	$8.75	1.75%
Advisor Class
Actual	$1,000	$933.90	$3.55	0.74%	$3.60	0.75%
Hypothetical**	$1,000	$1,021.12	$3.71	0.74%	$3.76	0.75%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

February 28, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $100.3

1

All data are as of February 28, 2022. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” weightings represent 1.0% or less in the following sectors: Agency CMBS, Industrial and Utilities.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 15

PORTFOLIO SUMMARY (continued)

February 28, 2022 (unaudited)

1

All data are as of February 28, 2022. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

16 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

February 28, 2022 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 56.3%
Long-Term Municipal Bonds – 54.9%
Alabama – 0.7%
Black Belt Energy Gas District (Morgan Stanley) Series 2019-A 4.00%, 12/01/2049	$265	$284,855
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2016-A 5.00%, 09/01/2046	100	129,182
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019-A 5.25%, 05/01/2044(a)	250	266,239

		680,276

Arizona – 0.6%
Arizona Industrial Development Authority (Arizona Industrial Development Authority) Series 2019-2 3.625%, 05/20/2033	139	148,601
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(a)	100	116,930
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2040	235	244,311
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-A 6.125%, 10/01/2047(a)	110	116,392

		626,234

California – 2.7%
ARC70 II TRUST Series 2021 4.00%, 12/01/2059	100	101,686
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(a)	150	150,229

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford Obligated Group) Series 2022-A 4.00%, 05/15/2051(b)	$500	$553,756
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2054(a)	250	275,501
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.25%, 07/01/2052(a)	100	103,058
CMFA Special Finance Agency Series 2022-A 4.00%, 08/01/2058(a)	100	93,977
CMFA Special Finance Agency (CMFA Special Finance Agency Latitude33) Series 2021-A 3.00%, 12/01/2056(a)	100	80,827
CMFA Special Finance Agency (CMFA Special Finance Agency Solana at Grand) Series 2021-A 4.00%, 08/01/2056(a)	100	100,160
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.25%, 05/01/2057(a)	100	85,736
4.00%, 05/01/2057(a)	100	86,019
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2056(a)	100	100,790
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(a)	100	96,543
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 4.00%, 07/01/2058(a)	100	86,456

18 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority The Crescent) Series 2022 4.30%, 07/01/2059(a)	$100	$100,410
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 4.00%, 05/01/2057(a)	100	87,235
Golden State Tobacco Securitization Corp. Series 2018-A 5.00%, 06/01/2047	200	202,175
Series 2021-B Zero Coupon, 06/01/2066	225	33,513
Hastings Campus Housing Finance Authority Series 2020-A 5.00%, 07/01/2061	150	165,075
Los Angeles Department of Water & Power (Los Angeles Department of Water & Power Power System Revenue) Series 2020-A 5.00%, 07/01/2029	180	221,475

		2,724,621

Colorado – 0.9%
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2028	545	641,250
Colorado Health Facilities Authority (Aberdeen Ridge, Inc. Obligated Group) Series 2021-A 5.00%, 05/15/2049	100	102,063
Colorado Health Facilities Authority (Frasier Meadows Manor, Inc. Obligated Group) Series 2023-2 4.00%, 05/15/2041(b)	100	101,400
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(a)	100	92,996

		937,709

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut – 1.2%
State of Connecticut Special Tax Revenue Series 2012-A 5.00%, 01/01/2027	$1,135	$1,171,292

Delaware – 0.2%
State of Delaware Series 2017 5.00%, 03/01/2022	225	225,000

District of Columbia – 0.1%
District of Columbia Tobacco Settlement Financing Corp. Series 2006 Zero Coupon, 06/15/2055	1,625	145,690

Florida – 4.0%
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida Obligated Group) Series 2022 4.00%, 10/01/2040(b)	100	103,274
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 6.00%, 07/01/2050(a)	270	280,010
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2034	500	583,763
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(a)	240	243,232
County of Broward FL Airport System Revenue Series 2019-A 5.00%, 10/01/2036	500	589,195
County of Miami-Dade FL Series 2012-A 5.00%, 10/01/2025 (Pre-refunded/ETM)	560	573,917
County of Miami-Dade FL Aviation Revenue Series 2014-B 5.00%, 10/01/2025	665	722,980

20 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Higher Educational Facilities Financial Authority (Ringling College of Art and Design, Inc.) Series 2019 5.00%, 03/01/2049	$315	$357,215
North Broward Hospital District Series 2017-B 5.00%, 01/01/2037-01/01/2048	425	483,019
Village Community Development District No. 13 Series 2021 1.80%, 05/01/2026	100	97,990

		4,034,595

Georgia – 3.5%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2030	200	229,744
City of Atlanta GA Department of Aviation Series 2014-A 5.00%, 01/01/2028	625	666,270
Development Authority for Fulton County (Georgia Tech Athletic Association) Series 2019 5.00%, 10/01/2035	835	1,009,334
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2021-C 4.00%, 05/01/2052	220	245,406
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-C 4.00%, 08/01/2048	450	469,614
Private Colleges & Universities Authority Series 2014 5.00%, 04/01/2044 (Pre-refunded/ETM)	210	226,481
State of Georgia Series 2021-A 4.00%, 07/01/2038	215	252,759
5.00%, 07/01/2029	305	378,128

		3,477,736

Illinois – 5.9%
Chicago Board of Education Series 2012-A 5.00%, 12/01/2042	525	537,400

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016-A 7.00%, 12/01/2044	$100	$115,685
Series 2017-B 6.75%, 12/01/2030(a)	135	167,508
7.00%, 12/01/2042(a)	100	122,981
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 07/01/2033	105	123,475
Illinois Finance Authority (Ascension Health Credit Group) Series 2016-C 5.00%, 02/15/2041	415	477,352
Illinois Finance Authority (Bradley University) Series 2021-A 4.00%, 08/01/2046	250	264,865
Illinois Finance Authority (CHF-Chicago LLC) Series 2017-A 5.00%, 02/15/2047	210	230,757
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	448	407,754
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017-C 5.00%, 08/01/2049	425	472,512
Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/2041-12/15/2050	675	272,240
Series 2017-A 5.00%, 06/15/2057	115	125,722
Series 2017-B Zero Coupon, 12/15/2054	150	40,527
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2023	365	381,196
State of Illinois Series 2013 5.00%, 07/01/2022	315	319,322
Series 2016 5.00%, 02/01/2027-02/01/2028	650	735,988
Series 2017-A 5.00%, 12/01/2025	135	150,099

22 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017-D 5.00%, 11/01/2024-11/01/2028	$480	$536,922
Series 2021-B 4.00%, 12/01/2039	430	466,093

		5,948,398

Indiana – 0.2%
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(a)	185	152,540
Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2023-2 4.00%, 11/15/2037(b)	100	99,458

		251,998

Iowa – 1.0%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2018-B 5.25%, 12/01/2050	110	117,923
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2020-A 5.00%, 08/01/2026	385	443,706
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018-A 5.00%, 05/15/2043	100	106,926
Xenia Rural Water District Series 2016 5.00%, 12/01/2031	340	381,901

		1,050,456

Kansas – 0.3%
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 06/01/2040	265	267,692

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky – 1.1%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2037	$410	$472,470
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2037	315	358,348
Kentucky Public Energy Authority (Morgan Stanley) Series 2019-C 4.00%, 02/01/2050	220	242,592

		1,073,410

Louisiana – 1.0%
City of New Orleans LA Series 2021-A 5.00%, 12/01/2035	440	544,715
New Orleans Aviation Board Series 2017-B 5.00%, 01/01/2048	400	444,417

		989,132

Maryland – 0.8%
City of Baltimore MD (East Baltimore Research Park Project) Series 2017-A 5.00%, 09/01/2038	100	108,903
County of Frederick MD (Mount St. Mary’s University, Inc.) Series 2017-A 5.00%, 09/01/2045(a)	215	229,339
Maryland State Transportation Authority Series 2021-A 5.00%, 07/01/2032	340	432,044

		770,286

Massachusetts – 1.2%
Commonwealth of Massachusetts Series 2019-C 5.00%, 05/01/2022	355	357,628
Commonwealth of Massachusetts Transportation Fund Revenue Series 2021 5.00%, 06/01/2038	165	206,698

24 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency Series 2012-A 5.25%, 07/01/2042 (Pre-refunded/ETM)	$635	$644,769

		1,209,095

Michigan – 1.9%
City of Detroit MI Series 2018 5.00%, 04/01/2036-04/01/2037	65	73,548
Detroit City School District Series 2012-A 5.00%, 05/01/2023	395	397,871
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017-A 5.00%, 11/01/2047	325	345,568
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) AGM Series 2014-D2 5.00%, 07/01/2028	500	543,345
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-B Zero Coupon, 06/01/2065	235	29,903
Michigan State Hospital Finance Authority (Trinity Health Corp.) Series 2017-C 5.00%, 12/01/2023	445	474,693
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008-C Zero Coupon, 06/01/2058	1,000	49,290

		1,914,218

Minnesota – 0.4%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL Series 1998 0.12%, 08/01/2028(c)	75	75,000
State of Minnesota Series 2021-A 4.00%, 09/01/2039	255	298,695

		373,695

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri – 0.8%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2036	$470	$530,503
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016-A 5.00%, 08/15/2046	245	258,181

		788,684

Nevada – 0.1%
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 02/15/2038(a)	100	103,720

New Jersey – 4.7%
New Jersey Economic Development Authority Series 2013 5.00%, 03/01/2030	685	712,994
Series 2014-P 5.00%, 06/15/2029	500	542,865
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	415	457,422
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2047	415	462,311
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2019 5.00%, 07/01/2042	375	418,885
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 06/15/2038	250	287,134
New Jersey Turnpike Authority Series 2014-A 5.00%, 01/01/2029	675	729,943

26 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-A 4.00%, 01/01/2042	$500	$561,624
Tobacco Settlement Financing Corp./NJ Series 2018-B 5.00%, 06/01/2046	515	573,566

		4,746,744

New York – 2.4%
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2056(a)	100	107,863
County of Nassau NY Series 2017-C 5.00%, 10/01/2026	225	258,949
Metropolitan Transportation Authority Series 2019-D 5.00%, 09/01/2022	310	316,279
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2032	195	234,067
New York Counties Tobacco Trust V Series 2005 Zero Coupon, 06/01/2050	550	86,940
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/2035	200	260,688
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2020-N 5.00%, 01/01/2039	295	352,723
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2020 4.375%, 10/01/2045	200	213,932
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2041	460	489,717

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Westchester County Local Development Corp. (Purchase Senior Learning Community Obligated Group) Series 2021 2.875%, 07/01/2026(a)	$100	$98,450

		2,419,608

North Carolina – 0.3%
North Carolina Medical Care Commission Series 2017 5.00%, 09/01/2041 (Pre-refunded/ETM)	250	271,148

Ohio – 2.8%
Buckeye Tobacco Settlement Financing Authority Series 2020-B Zero Coupon, 06/01/2057	395	61,642
5.00%, 06/01/2055	1,000	1,088,653
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2017-A 5.00%, 08/01/2028	315	373,685
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	560	640,266
County of Miami OH (Kettering Health Network Obligated Group) Series 2019 5.00%, 08/01/2033	195	233,351
Ohio University Series 2012 5.00%, 12/01/2042 (Pre-refunded/ETM)	220	222,420
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 06/01/2033	45	45,246
Port of Greater Cincinnati Development Authority Series 2021 4.375%, 06/15/2056	100	97,290

		2,762,553

28 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oregon – 0.1%
Yamhill County Hospital Authority (Friendsview Manor Obligated Group) Series 2021-B 1.75%, 11/15/2026	$100	$97,867

Pennsylvania – 2.3%
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2019 5.00%, 07/15/2030	305	370,417
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(a)	220	242,222
Commonwealth of Pennsylvania Series 2016 5.00%, 09/15/2023	600	635,911
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016-A 6.00%, 06/01/2051	215	234,242
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034	220	242,363
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2022 4.00%, 08/15/2042(b)	500	562,104

		2,287,259

Puerto Rico – 3.1%
Children’s Trust Fund Series 2008-A Zero Coupon, 05/15/2057	2,000	135,829
Commonwealth of Puerto Rico Series 2006-A 5.25%, 07/01/2023(d)(e)	20	20,075
Series 2011-A 5.75%, 07/01/2024(d)(e)	40	39,600
Series 2012-A 5.50%, 07/01/2039(d)(e)	65	61,588

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2014-A 8.00%, 07/01/2035(d)(e)	$100	$89,875
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	80	75,018
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008-A 6.125%, 07/01/2024	15	16,074
Series 2012-A 5.00%, 07/01/2022-07/01/2033	90	91,219
5.125%, 07/01/2037	25	25,349
5.25%, 07/01/2029-07/01/2042	120	121,724
5.50%, 07/01/2028	30	30,456
5.75%, 07/01/2037	30	30,481
6.00%, 07/01/2047	30	30,504
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	245	253,490
Series 2007-T 5.00%, 07/01/2032-07/01/2037(d)(e)	175	180,032
Series 2008-W 5.00%, 07/01/2028(d)(e)	90	92,588
5.375%, 07/01/2024(d)(e)	45	46,575
5.50%, 07/01/2036(d)(e)	100	103,750
Series 2010-A 5.25%, 07/01/2030(d)(e)	55	56,856
Series 2010-C 5.00%, 07/01/2021(d)(f)	25	25,719
5.25%, 07/01/2028(d)(e)	65	67,194
Series 2010-D 5.00%, 07/01/2021(d)(f)	15	15,431
Series 2010-X 5.25%, 07/01/2040(d)(e)	70	72,363
Series 2010-Z 5.25%, 07/01/2024(d)(e)	25	25,844
Series 2012-A 5.00%, 07/01/2029(d)(e)	40	41,150
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	225	232,312

30 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024-07/01/2046	$434	$148,774
Series 2019-A 4.329%, 07/01/2040	100	109,253
5.00%, 07/01/2058	772	863,831

		3,102,954

Tennessee – 0.6%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.125%, 12/01/2042(a)	280	289,808
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(a)	100	48,000
Metropolitan Government Nashville & Davidson County Industrial Development Board (South Nashville Central Business Improvement District) Series 2021 4.00%, 06/01/2051(a)	100	96,973
Tennessee Housing Development Agency Series 2017 4.00%, 07/01/2048	165	173,253

		608,034

Texas – 5.3%
Baytown Municipal Development District (Baytown Municipal Development District Hotel Occupancy Tax) Series 2021 4.00%, 10/01/2050	100	103,200
City of Houston TX Series 2017-A 5.00%, 03/01/2026	405	460,140
Harris County-Houston Sports Authority AGM Series 2014-A 5.00%, 11/15/2025	615	667,867
Hidalgo County Regional Mobility Authority Series 2022-B Zero Coupon, 12/01/2055	100	20,042

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2044	$500	$559,266
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) Series 2019 7.25%, 12/01/2053	35	25,349
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village) Series 2017 5.00%, 01/01/2037	325	343,905
Red River Education Finance Corp. (St. Edward’s University, Inc.) Series 2016 5.00%, 06/01/2046	90	99,695
State of Texas Series 2021-B 5.00%, 08/01/2028	365	435,753
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054	180	185,413
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014-A1 5.00%, 10/01/2044	300	318,702
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2019 5.00%, 06/30/2058	230	262,485
Texas Water Development Board (Texas Water Development Board State Revolving Fund) Series 2021 5.00%, 08/01/2028	825	997,147
University of North Texas System Series 2020-A 5.00%, 04/15/2025	400	444,055

32 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Uptown Development Authority Series 2017-A 5.00%, 09/01/2040	$325	$355,420

		5,278,439

Utah – 0.3%
City of Salt Lake City UT Airport Revenue Series 2018-A 5.00%, 07/01/2048	255	290,631

Vermont – 0.4%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2018 4.625%, 04/01/2036(a)	100	111,627
Vermont Economic Development Authority (Wake Robin Corp.) Series 2017-A 5.00%, 05/01/2047	235	251,624

		363,251

Virginia – 1.0%
Fairfax County Water Authority Series 2021 4.00%, 04/01/2042	185	212,933
Richmond Redevelopment & Housing Authority (American Tobacco Holdings LLC) Series 2017 5.55%, 01/01/2037(a)	220	223,610
Tobacco Settlement Financing Corp./VA Series 2007-B1 5.00%, 06/01/2047	410	412,981
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2020 5.00%, 02/01/2027	155	180,672

		1,030,196

Washington – 1.9%
Central Puget Sound Regional Transit Authority (Central Puget Sound Regional Transit Authority Sales Tax) Series 2021-S 5.00%, 11/01/2028	585	711,250
Kalispel Tribe of Indians Series 2018-B 5.25%, 01/01/2038(a)	155	177,504

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

King County Public Hospital District No. 1 Series 2018 5.00%, 12/01/2031	$265	$315,902
Washington State Housing Finance Commission Series 2012-A 6.75%, 10/01/2047 (Pre-refunded/ETM)(a)	340	351,367
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016 5.00%, 01/01/2046(a)	315	325,896

		1,881,919

Wisconsin – 1.1%
Wisconsin Health & Educational Facilities Authority (Oakwood Lutheran Senior Ministries Obligated Group) Series 2021 4.00%, 01/01/2047	100	100,934
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	160	169,845
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	265	281,036
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042-05/01/2047	410	455,437
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 4.00%, 06/01/2056	100	88,135

		1,095,387

Total Long-Term Municipal Bonds (cost $53,678,344)		54,999,927

Short-Term Municipal Notes – 1.4%
Nevada – 0.2%
County of Clark Department of Aviation Series 2014-D 0.19%, 07/01/2040(g)	200	200,000

34 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York – 0.7%
New York City Health and Hospitals Corp. Series 2008-E 0.19%, 02/15/2026(g)	$685	$685,000

Puerto Rico – 0.5%
Commonwealth of Puerto Rico Series 2021 5.50%, 06/01/2022(a)	250	254,063
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) Series 2021 5.25%, 06/01/2022(a)(b)	250	280,312

		534,375

Total Short-Term Municipal Notes (cost $1,409,014)		1,419,375

Total Municipal Obligations (cost $55,087,358)		56,419,302

	Shares
COMMON STOCKS – 42.4%
Information Technology – 10.8%
Communications Equipment – 0.2%
Juniper Networks, Inc.	5,720	193,279

Electronic Equipment, Instruments & Components – 0.1%
Arrow Electronics, Inc.(d)	507	61,793
IPG Photonics Corp.(d)	367	47,838

		109,631

IT Services – 2.5%
Accenture PLC – Class A	735	232,275
Akamai Technologies, Inc.(d)	1,705	184,583
Automatic Data Processing, Inc.	383	78,300
Capgemini SE	667	139,623
Cognizant Technology Solutions Corp. – Class A	3,446	296,804
EPAM Systems, Inc.(d)	399	82,892
Fidelity National Information Services, Inc.	1,116	106,277
Gartner, Inc.(d)	299	83,846
Genpact Ltd.	1,052	44,016
International Business Machines Corp.	1,796	220,028
Mastercard, Inc. – Class A	220	79,380
Nomura Research Institute Ltd.	1,300	45,634
Paychex, Inc.	1,604	190,972
PayPal Holdings, Inc.(d)	2,244	251,171

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Visa, Inc. – Class A	2,246	$485,405

		2,521,206

Semiconductors & Semiconductor Equipment – 1.7%
Advanced Micro Devices, Inc.(d)	505	62,287
Analog Devices, Inc.	444	71,169
Applied Materials, Inc.	3,201	429,574
ASM International NV	19	6,136
Broadcom, Inc.	316	185,631
Enphase Energy, Inc.(d)	39	6,501
Infineon Technologies AG	1,691	57,217
KLA Corp.	640	223,040
Micron Technology, Inc.	2,546	226,238
NVIDIA Corp.	230	56,085
QUALCOMM, Inc.	1,541	265,037
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	700	74,907
Texas Instruments, Inc.	373	63,406

		1,727,228

Software – 4.2%
Adobe, Inc.(d)	187	87,456
Bentley Systems, Inc.	192	7,371
Cadence Design Systems, Inc.(d)	215	32,557
Citrix Systems, Inc.	616	63,140
Constellation Software, Inc./Canada	96	161,792
Crowdstrike Holdings, Inc. – Class A(d)	129	25,182
DocuSign, Inc.(d)	30	3,553
Fortinet, Inc.(d)	675	232,551
Intuit, Inc.	41	19,449
Microsoft Corp.	6,892	2,059,261
NortonLifeLock, Inc.	10,145	294,002
Oracle Corp.	5,349	406,364
Oracle Corp./Japan	1,000	71,426
SAP SE	1,256	141,682
ServiceNow, Inc.(d)	441	255,745
SS&C Technologies Holdings, Inc.	292	21,891
Synopsys, Inc.(d)	345	107,775
Trade Desk, Inc. (The) – Class A(d)	1,245	106,223
VMware, Inc. – Class A	917	107,582

		4,205,002

Technology Hardware, Storage & Peripherals – 2.1%
Apple, Inc.	8,432	1,392,292
HP, Inc.	5,756	197,776
NetApp, Inc.	2,180	170,868

36 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Samsung Electronics Co., Ltd.	6,279	$378,331

		2,139,267

		10,895,613

Financials – 7.5%
Banks – 2.8%
ABN AMRO Bank NV (GDR)	5,413	72,032
Australia & New Zealand Banking Group Ltd.	4,215	79,798
Bank Leumi Le-Israel BM	16,003	173,359
Bank of Nova Scotia (The)	257	18,624
Citigroup, Inc.	1,781	105,489
Concordia Financial Group Ltd.	30,000	122,048
Credit Agricole SA	12,726	162,108
DBS Group Holdings Ltd.	4,900	123,187
ING Groep NV	13,915	162,506
JPMorgan Chase & Co.	860	121,948
KBC Group NV	604	43,516
Mitsubishi UFJ Financial Group, Inc.	32,900	201,973
National Bank of Canada	2,486	199,331
Nordea Bank Abp	22,955	253,963
Oversea-Chinese Banking Corp. Ltd.	10,100	87,521
Regions Financial Corp.	2,330	56,363
Royal Bank of Canada	1,698	187,832
Skandinaviska Enskilda Banken AB – Class A	12,044	138,751
Societe Generale SA	3,159	89,329
Toronto-Dominion Bank (The)	4,510	363,931
US Bancorp	986	55,748

		2,819,357

Capital Markets – 2.3%
Ameriprise Financial, Inc.	165	49,465
BlackRock, Inc. – Class A	218	162,168
Carlyle Group, Inc. (The)	3,771	176,747
CME Group, Inc. – Class A	523	123,705
Credit Suisse Group AG	27,420	229,700
Daiwa Securities Group, Inc.	11,800	69,768
EQT AB	277	9,271
Goldman Sachs Group, Inc. (The)	1,044	356,307
Houlihan Lokey, Inc.	1,105	113,660
IGM Financial, Inc.	4,343	154,292
London Stock Exchange Group PLC	1,425	124,483
Moody’s Corp.	485	156,185
Morgan Stanley	1,798	163,151
Partners Group Holding AG	80	108,143
S&P Global, Inc.	403	151,407
Singapore Exchange Ltd.	8,800	61,053

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

T Rowe Price Group, Inc.	297	$42,934

		2,252,439

Consumer Finance – 0.3%
Ally Financial, Inc.	3,915	195,358
American Express Co.	618	120,226

		315,584

Diversified Financial Services – 0.3%
Apollo Global Management, Inc.	164	10,702
Groupe Bruxelles Lambert SA	551	57,214
Kinnevik AB(d)	2,496	63,549
M&G PLC	73,450	202,199

		333,664

Insurance – 1.4%
Admiral Group PLC	1,205	48,002
Aviva PLC	7,960	44,603
CNP Assurances	3,459	84,307
Japan Post Holdings Co., Ltd.	23,900	197,550
Japan Post Insurance Co., Ltd.	11,000	187,867
Legal & General Group PLC	20,751	76,726
Marsh & McLennan Cos., Inc.	642	99,773
Medibank Pvt Ltd.	5,912	13,636
MetLife, Inc.	246	16,617
NN Group NV	3,287	157,759
Phoenix Group Holdings PLC	18,648	154,560
Progressive Corp. (The)	1,099	116,417
Prudential Financial, Inc.	1,756	196,075
Sampo Oyj – Class A	980	46,241

		1,440,133

Mortgage Real Estate Investment Trusts (REITs) – 0.4%
AGNC Investment Corp.	12,845	165,829
Annaly Capital Management, Inc.	24,873	173,116

		338,945

		7,500,122

Health Care – 5.2%
Biotechnology – 0.4%
AbbVie, Inc.	2,721	402,082
Moderna, Inc.(d)	148	22,733

		424,815

Health Care Equipment & Supplies – 0.7%
Align Technology, Inc.(d)	174	88,994
Getinge AB – Class B	1,381	53,603
IDEXX Laboratories, Inc.(d)	343	182,596
Koninklijke Philips NV	4,868	166,284

38 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Medtronic PLC	2,205	$231,503

		722,980

Health Care Providers & Services – 1.2%
AmerisourceBergen Corp. – Class A	91	12,970
Anthem, Inc.	1,279	577,916
Humana, Inc.	547	237,573
Molina Healthcare, Inc.(d)	553	169,699
UnitedHealth Group, Inc.	411	195,583

		1,193,741

Life Sciences Tools & Services – 0.6%
Bio-Rad Laboratories, Inc. – Class A(d)	183	114,551
Mettler-Toledo International, Inc.(d)	136	191,588
Sartorius Stedim Biotech	104	39,881
Thermo Fisher Scientific, Inc.	453	246,432

		592,452

Pharmaceuticals – 2.3%
AstraZeneca PLC (Sponsored ADR)	1,873	114,028
Eli Lilly & Co.	857	214,207
Johnson & Johnson	280	46,080
Merck & Co., Inc.	4,065	311,298
Novo Nordisk A/S – Class B	4,376	452,843
Pfizer, Inc.	5,610	263,334
Roche Holding AG	1,248	472,659
Sanofi	2,479	259,136
Sumitomo Dainippon Pharma Co., Ltd.	900	9,877
Takeda Pharmaceutical Co., Ltd.	6,100	185,991

		2,329,453

		5,263,441

Communication Services – 3.8%
Diversified Telecommunication Services – 0.9%
BCE, Inc.	1,099	57,720
Comcast Corp. – Class A	6,584	307,868
Nippon Telegraph & Telephone Corp.	4,400	126,460
Orange SA	3,856	46,626
Spark New Zealand Ltd.	53,828	165,268
Telefonica SA	43,775	209,066

		913,008

Entertainment – 0.4%
Electronic Arts, Inc.	1,905	247,822
Netflix, Inc.(d)	216	85,216
Ubisoft Entertainment SA(d)	803	43,054

		376,092

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Interactive Media & Services – 1.7%
Alphabet, Inc. – Class A(d)	51	$137,758
Alphabet, Inc. – Class C(d)	331	892,979
Auto Trader Group PLC	10,251	90,660
Kakaku.com, Inc.	2,100	46,202
Meta Platforms, Inc. – Class A(d)	2,349	495,709

		1,663,308

Media – 0.6%
Interpublic Group of Cos., Inc. (The)	5,245	193,016
Omnicom Group, Inc.	2,515	210,984
Vivendi SE	14,674	185,241

		589,241

Wireless Telecommunication Services – 0.2%
SoftBank Corp.	12,177	153,849
SoftBank Group Corp.	1,943	87,194

		241,043

		3,782,692

Consumer Discretionary – 3.6%
Auto Components – 0.0%
Aisin Corp.	400	14,570

Automobiles – 0.5%
Tesla, Inc.(d)	523	455,235

Distributors – 0.0%
LKQ Corp.	596	27,982

Diversified Consumer Services – 0.1%
Service Corp. International/US	1,632	99,307

Hotels, Restaurants & Leisure – 0.5%
Compass Group PLC	5,020	113,467
Darden Restaurants, Inc.	521	75,660
Domino’s Pizza Enterprises Ltd.	271	15,648
Domino’s Pizza, Inc.	53	22,907
Galaxy Entertainment Group Ltd.(d)	31,600	176,241
Starbucks Corp.	844	77,471
Vail Resorts, Inc.	119	31,005

		512,399

Household Durables – 0.5%
Electrolux AB	2,215	39,660
Persimmon PLC	5,526	177,846
PulteGroup, Inc.	142	7,052
Sony Group Corp.	500	51,086

40 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Whirlpool Corp.	930	$187,181

		462,825

Internet & Direct Marketing Retail – 1.2%
Alibaba Group Holding Ltd.(d)	1,500	19,746
Alibaba Group Holding Ltd. (ADR)(d)	1,026	107,925
Amazon.com, Inc.(d)	247	758,601
Etsy, Inc.(d)	249	38,568
Prosus NV(d)	3,474	215,671
ZOZO, Inc.	1,300	37,018

		1,177,529

Multiline Retail – 0.2%
Target Corp.	919	183,589

Specialty Retail – 0.4%
AutoZone, Inc.(d)	126	234,787
Home Depot, Inc. (The)	438	138,334
O’Reilly Automotive, Inc.(d)	109	70,767

		443,888

Textiles, Apparel & Luxury Goods – 0.2%
adidas AG	248	58,638
Deckers Outdoor Corp.(d)	171	49,357
Kering SA	89	61,733
Pandora A/S	329	33,689

		203,417

		3,580,741

Industrials – 3.0%
Aerospace & Defense – 0.2%
Huntington Ingalls Industries, Inc.	970	198,268

Air Freight & Logistics – 0.1%
CH Robinson Worldwide, Inc.	223	21,560
Kuehne & Nagel International AG	316	86,178

		107,738

Building Products – 0.5%
Assa Abloy AB – Class B	3,422	89,820
Lixil Corp.	1,200	26,745
Otis Worldwide Corp.	4,571	358,046
Owens Corning	387	36,064

		510,675

Construction & Engineering – 0.0%
Kajima Corp.	3,513	47,280

Electrical Equipment – 0.3%
Generac Holdings, Inc.(d)	102	32,178
Regal Rexnord Corp.	340	54,519

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Rockwell Automation, Inc.	420	$111,964
Schneider Electric SE	374	57,946
Vertiv Holdings Co.	3,755	48,890

		305,497

Machinery – 1.0%
Cummins, Inc.	515	105,122
Dover Corp.	1,111	174,271
Mitsubishi Heavy Industries Ltd.	7,200	212,347
Parker-Hannifin Corp.	609	180,501
Snap-on, Inc.	899	188,952
Volvo AB – Class B	5,320	102,324

		963,517

Marine – 0.1%
SITC International Holdings Co., Ltd.	13,000	53,601

Professional Services – 0.6%
Booz Allen Hamilton Holding Corp.	1,678	135,398
RELX PLC	5,479	167,325
Robert Half International, Inc.	1,737	208,944
Wolters Kluwer NV	1,202	122,471

		634,138

Road & Rail – 0.2%
Aurizon Holdings Ltd.	21,519	54,893
Knight-Swift Transportation Holdings, Inc.	1,553	84,607
NIPPON EXPRESS HOLDINGS, Inc.	400	24,248

		163,748

		2,984,462

Energy – 2.2%
Oil, Gas & Consumable Fuels – 2.2%
Canadian Natural Resources Ltd.	1,610	89,944
Devon Energy Corp.	2,146	127,794
Enbridge, Inc.	2,723	117,642
Eni SpA	13,154	204,607
EOG Resources, Inc.	1,596	183,412
Equinor ASA	5,524	173,650
Inpex Corp.	15,300	157,705
Keyera Corp.	3,448	80,766
Marathon Petroleum Corp.	2,802	218,192
Neste Oyj	1,197	46,677
ONEOK, Inc.	3,170	207,001
Shell PLC	16,870	444,875
Suncor Energy, Inc.	3,083	94,278
Valero Energy Corp.	756	63,133

		2,209,676

42 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Consumer Staples – 1.9%
Beverages – 0.6%
Asahi Group Holdings Ltd.	5,770	$232,758
Coca-Cola Co. (The)	5,837	363,295

		596,053

Food & Staples Retailing – 0.5%
Koninklijke Ahold Delhaize NV	5,316	163,532
Kroger Co. (The)	3,213	150,368
Walmart, Inc.	1,188	160,570

		474,470

Food Products – 0.3%
Bunge Ltd.	1,790	187,145
Nestle SA	546	71,141

		258,286

Household Products – 0.1%
Procter & Gamble Co. (The)	958	149,343

Tobacco – 0.4%
Altria Group, Inc.	925	47,443
Imperial Brands PLC	9,386	205,237
Philip Morris International, Inc.	711	71,861
Swedish Match AB	18,384	133,647

		458,188

		1,936,340

Real Estate – 1.7%
Equity Real Estate Investment Trusts (REITs) – 1.3%
Duke Realty Corp.	945	50,085
Extra Space Storage, Inc.	1,010	190,031
Iron Mountain, Inc.	4,324	212,654
Nippon Building Fund, Inc.	6	34,382
Public Storage	428	151,949
Simon Property Group, Inc.	1,401	192,722
Stockland	64,317	194,616
VICI Properties, Inc.	446	12,470
Vornado Realty Trust	1,114	48,214
Weyerhaeuser Co.	4,258	165,551

		1,252,674

Real Estate Management & Development – 0.4%
CBRE Group, Inc. – Class A(d)	1,825	176,751
Nomura Real Estate Holdings, Inc.	7,900	196,699

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Vonovia SE	860	$45,652

		419,102

		1,671,776

Materials – 1.6%
Chemicals – 0.6%
Celanese Corp. – Class A	87	12,117
Clariant AG(d)	738	13,323
Linde PLC(d)	474	138,996
Mitsubishi Chemical Holdings Corp.	8,887	63,132
Mosaic Co. (The)	3,943	206,731
Sumitomo Chemical Co., Ltd.	38,200	182,376

		616,675

Containers & Packaging – 0.2%
Packaging Corp. of America	1,364	200,767
Sealed Air Corp.	748	50,213

		250,980

Metals & Mining – 0.8%
Anglo American PLC	1,097	55,686
BHP Group Ltd.	6,558	223,930
Fortescue Metals Group Ltd.	13,592	181,077
Rio Tinto Ltd.	1,771	152,726
Steel Dynamics, Inc.	2,010	141,866
Teck Resources Ltd. – Class B	859	30,931

		786,216

		1,653,871

Utilities – 1.1%
Electric Utilities – 0.4%
American Electric Power Co., Inc.	830	75,239
Endesa SA	4,422	97,202
Enel SpA	9,332	68,767
Iberdrola SA	8,986	101,951
NRG Energy, Inc.	453	17,142

		360,301

Gas Utilities – 0.3%
AltaGas Ltd.	7,268	160,097
Snam SpA	3,946	21,925
UGI Corp.	4,120	158,373

		340,395

Independent Power and Renewable Electricity Producers – 0.1%
Uniper SE	2,500	79,978

Multi-Utilities – 0.3%
Ameren Corp.	1,542	132,535

44 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

E.ON SE	8,259	$112,335
Sempra Energy	395	56,967

		301,837

		1,082,511

Total Common Stocks (cost $42,862,862)		42,561,245

PREFERRED STOCKS – 5.5%
Real Estate – 5.5%
Diversified REITs – 1.1%
Armada Hoffler Properties, Inc. Series A 6.75%	7,815	201,236
DigitalBridge Group, Inc. Series H 7.125%	7,937	196,044
DigitalBridge Group, Inc. Series I 7.15%	5,728	141,310
DigitalBridge Group, Inc. Series J 7.125%	4,575	113,414
Gladstone Commercial Corp. Series E 6.625%	5,851	146,860
Global Net Lease, Inc. Series A 7.25%	4,357	107,967
Global Net Lease, Inc. Series B 6.875%	3,646	90,306
PS Business Parks, Inc. Series X 5.25%	193	4,711
PS Business Parks, Inc. Series Y 5.20%	2,193	54,474
Vornado Realty Trust Series L 5.40%	3,588	85,897

		1,142,219

Health Care REITs – 0.1%
Global Medical REIT, Inc. Series A 7.50%	2,772	70,650

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Healthcare Trust, Inc. Series B 7.125%	353	$8,818

		79,468

Hotel & Resort REITs – 1.0%
Chatham Lodging Trust Series A 6.625%	3,885	92,735
DiamondRock Hospitality Co. 8.25%	6,828	177,795
Hersha Hospitality Trust Series C 6.875%	782	18,299
Hersha Hospitality Trust Series D 6.50%	3,923	85,443
Hersha Hospitality Trust Series E 6.50%	2,727	59,305
Pebblebrook Hotel Trust Series E 6.375%	1,194	28,357
Pebblebrook Hotel Trust Series F 6.30%	5,862	137,816
Pebblebrook Hotel Trust Series H 5.70%	8,025	175,908
Summit Hotel Properties, Inc. Series E 6.25%	8,671	213,306
Summit Hotel Properties, Inc. Series F 5.875%	1,400	33,236

		1,022,200

Industrial REITs – 0.3%
Plymouth Industrial REIT, Inc. Series A 7.50%	2,572	66,190
Rexford Industrial Realty, Inc. Series B 5.875%	5,575	141,438
Rexford Industrial Realty, Inc. Series C 5.625%	3,099	78,436

		286,064

46 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Office REITs – 0.2%
City Office REIT, Inc. Series A 6.625%	1,978	$48,006
Hudson Pacific Properties, Inc. Series C 4.75%	3,780	79,380
Vornado Realty Trust Series M 5.25%	3,061	70,495
Vornado Realty Trust Series N 5.25%	1,851	43,017

		240,898

Real Estate Development – 0.5%
Agree Realty Corp. Series A 4.25%	8,381	169,464
Necessity Retail REIT, Inc. (The) Series C 7.375%	8,150	205,380
Sunstone Hotel Investors, Inc. Series H 6.125%	3,275	80,434
Vornado Realty Trust Series O 4.45%	1,000	20,320

		475,598

Real Estate Operating Companies – 0.1%
Brookfield Property Partners LP Series A2 6.375%	3,477	79,415

Real Estate Services – 0.1%
CTO Realty Growth, Inc. Series A 6.375%	2,403	61,517
Sunstone Hotel Investors, Inc. Series I 5.70%	3,450	81,661

		143,178

Residential REITs – 0.6%
American Homes 4 Rent Series F 5.875%	2,431	60,969

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

American Homes 4 Rent Series G 5.875%	459	$11,530
American Homes 4 Rent Series H 6.25%	3,561	93,405
Bluerock Residential Growth REIT, Inc. Series D 7.125%	2,680	67,804
Centerspace Series C 6.625%	3,781	95,471
UMH Properties, Inc. Series C 6.75%	9,292	233,415
UMH Properties, Inc. Series D 6.375%	2,825	70,766

		633,360

Retail REITs – 0.9%
Cedar Realty Trust, Inc. Series C 6.50%	5,761	128,585
Necessity Retail REIT, Inc. (The) Series A 7.50%	1,350	34,425
Saul Centers, Inc. Series D 6.125%	6,875	171,875
SITE Centers Corp. Series A 6.375%	8,238	203,890
Spirit Realty Capital, Inc. Series A 6.00%	5,403	134,427
Urstadt Biddle Properties, Inc. Series H 6.25%	6,790	170,429
Urstadt Biddle Properties, Inc. Series K 5.875%	1,424	35,572

		879,203

Specialized REITs – 0.6%
Digital Realty Trust, Inc. Series K 5.85%	3,025	78,469

48 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

Digital Realty Trust, Inc. Series L 5.20%		10,725	$263,835
National Storage Affiliates Trust Series A 6.00%		8,130	204,144
Public Storage Series H 5.60%		989	25,487
Public Storage Series K 4.75%		247	5,908

			577,843

Total Preferred Stocks (cost $5,667,120)			5,559,446

INVESTMENT COMPANIES – 1.5%
Funds and Investment Trusts – 1.5%(h)
Vanguard Global ex-U.S. Real Estate ETF		14,596	755,051
Vanguard Real Estate ETF		7,406	759,411

Total Investment Companies (cost $1,544,670)			1,514,462

		Notional Amount
OPTIONS PURCHASED - PUTS – 1.3%
Options on Equity Indices – 1.3%
Euro STOXX 50 Index Expiration: Aug 2022; Contracts: 1,480; Exercise Price: EUR 3,225.00; Counterparty: Citibank, NA(d)	EUR	4,773,000	$173,348
FTSE 100 Index Expiration: Aug 2022; Contracts: 310; Exercise Price: GBP 6,200.00; Counterparty: Bank of America, NA(d)	GBP	1,922,000	57,490
Nikkei 225 Index Expiration: Aug 2022; Contracts: 19,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(d)	JPY	427,500,000	94,871
S&P 500 Index Expiration: Aug 2022; Contracts: 10,800; Exercise Price: USD 3,625.00; Counterparty: UBS AG(d)	USD	39,150,000	999,256

Total Options Purchased – Puts (premiums paid $1,111,610)			1,324,965

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITY – 0.1%
Agency CMBS – 0.1%
California Housing Finance Agency Series 2021-3, Class A 3.25%, 08/20/2036 (cost $109,514)	$100	$104,951

CORPORATES - NON-INVESTMENT GRADE – 0.1%
Industrial – 0.1%
Transportation - Airlines – 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.75%, 04/20/2029(a) (cost $100,000)	100	102,198

SHORT-TERM INVESTMENTS – 5.1%
Investment Companies – 5.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(h)(i)(j) (cost $5,064,340)	5,064,340	5,064,340

Total Investments – 112.3% (cost $111,547,474)		112,650,909
Other assets less liabilities – (12.3)%		(12,367,866)

Net Assets – 100.0%		$100,283,043

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	3	March 2022	$293,128	$(7,247)
10 Yr Canadian Bond Futures	1	June 2022	107,826	724
10 Yr Mini Japan Government Bond Futures	9	March 2022	1,178,576	2,128
Euro STOXX 50 Index Futures	12	March 2022	528,378	(1,373)
Euro-Bund Futures	11	March 2022	2,060,229	7,265
FTSE KLCI Futures	21	March 2022	398,642	6,593
FTSE/JSE Top 40 Futures	4	March 2022	180,223	2,688
Hang Seng Index Futures	1	March 2022	144,966	(10,231)
Long Gilt Futures	5	June 2022	825,559	1,657
OMXS30 Index Futures	29	March 2022	653,117	(38,851)
S&P 500 E-Mini Futures	5	March 2022	1,092,000	12,666

50 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
SET 50 Futures	118	March 2022	$728,187	$19,595
SGX Nifty 50 Futures	7	March 2022	234,920	(6,890)
SPI 200 Futures	4	March 2022	510,080	14,043
TOPIX Index Futures	4	March 2022	657,939	4,370
U.S. T-Note 10 Yr (CBT) Futures	65	June 2022	8,283,438	50,585
WIG 20 Index Futures	4	March 2022	38,132	(4,062)

Sold Contracts
10 Yr Mini Japan Government Bond Futures	1	March 2022	130,953	387
Euro STOXX 50 Index Futures	2	March 2022	88,063	(159)
FTSE 100 Index Futures	2	March 2022	199,468	531
FTSE China A50 Futures	30	March 2022	442,110	11,138
FTSE KLCI Futures	7	March 2022	432,600	9,451
Hang Seng Index Futures	3	March 2022	434,898	23,016
Long Gilt Futures	3	June 2022	495,335	(3,585)
MEX BOLSA Index Futures	5	March 2022	130,650	(4,558)
MSCI Singapore IX ETS Futures	30	March 2022	733,348	29,624
S&P 500 E-Mini Futures	5	March 2022	1,092,000	3,788
S&P TSX 60 Index Futures	1	March 2022	201,246	3,358
SPI 200 Futures	2	March 2022	255,039	(222)
U.S. T-Note 10 Yr (CBT) Futures	7	June 2022	892,062	(7,338)

				$119,091

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CLP	641,804	USD	770	03/25/2022	$(31,006)
Bank of America, NA	USD	270	CLP	221,851	03/25/2022	7,323
Bank of America, NA	INR	10,221	USD	136	04/07/2022	827
Bank of America, NA	INR	5,494	USD	72	04/07/2022	(373)
Bank of America, NA	PHP	9,390	USD	182	04/28/2022	(841)
Bank of America, NA	USD	276	TWD	7,650	04/28/2022	(2,198)
Barclays Bank PLC	RUB	55,222	USD	739	03/02/2022	227,577
Barclays Bank PLC	USD	1,188	RUB	88,782	03/02/2022	(365,883)
Barclays Bank PLC	BRL	3,574	USD	673	03/03/2022	(20,682)
Barclays Bank PLC	BRL	4,433	USD	876	03/03/2022	15,075
Barclays Bank PLC	USD	1,558	BRL	8,007	03/03/2022	(3,719)
Barclays Bank PLC	SEK	12,828	USD	1,373	03/24/2022	17,492
Barclays Bank PLC	PEN	2,009	USD	521	03/25/2022	(8,022)
Barclays Bank PLC	USD	762	CLP	623,410	03/25/2022	16,320
Barclays Bank PLC	USD	1,001	PEN	3,861	03/25/2022	16,720
Barclays Bank PLC	USD	124	PEN	466	03/25/2022	(1,099)
Barclays Bank PLC	USD	868	BRL	4,433	04/04/2022	(14,797)
Barclays Bank PLC	INR	1,831	USD	24	04/07/2022	(140)
Barclays Bank PLC	USD	136	INR	10,221	04/07/2022	(992)
Barclays Bank PLC	CAD	1,459	USD	1,145	04/22/2022	(7,050)
Barclays Bank PLC	IDR	1,335,445	USD	92	04/28/2022	(426)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	IDR	2,269,798	USD	158	04/28/2022	$455
Barclays Bank PLC	KRW	421,900	USD	354	04/28/2022	3,580
Barclays Bank PLC	KRW	930,909	USD	768	04/28/2022	(5,899)
Barclays Bank PLC	PHP	97,584	USD	1,879	04/28/2022	(18,161)
Barclays Bank PLC	USD	485	AUD	673	04/28/2022	3,799
Barclays Bank PLC	USD	108	IDR	1,562,937	04/28/2022	349
Barclays Bank PLC	USD	107	JPY	12,308	04/28/2022	42
Barclays Bank PLC	USD	705	KRW	837,443	04/28/2022	(8,678)
Barclays Bank PLC	USD	581	PHP	30,099	04/28/2022	3,773
Barclays Bank PLC	EUR	711	USD	807	05/12/2022	7,932
Barclays Bank PLC	USD	86	CNH	544	05/18/2022	(48)
Barclays Bank PLC	MYR	9,806	USD	2,316	06/16/2022	(16,179)
Barclays Bank PLC	MYR	5,855	USD	1,394	06/16/2022	1,675
Barclays Bank PLC	USD	2,854	MYR	11,996	06/16/2022	(1,518)
BNP Paribas SA	USD	1,856	EUR	1,640	05/12/2022	(11,529)
Citibank, NA	COP	3,203,569	USD	801	03/25/2022	(10,376)
Citibank, NA	USD	442	CLP	364,596	03/25/2022	12,728
Credit Suisse International	USD	1,140	NZD	1,704	03/18/2022	12,187
Credit Suisse International	SEK	3,207	USD	341	03/24/2022	2,679
Credit Suisse International	USD	789	AUD	1,098	04/28/2022	9,443
Credit Suisse International	USD	717	JPY	82,369	04/28/2022	687
Credit Suisse International	CNH	526	USD	83	05/18/2022	(211)
Deutsche Bank AG	RUB	11,236	USD	135	03/02/2022	31,342
Deutsche Bank AG	USD	1	RUB	64	03/02/2022	(185)
Deutsche Bank AG	BRL	8,049	USD	1,566	03/03/2022	3,739
Deutsche Bank AG	USD	1,470	BRL	8,049	03/03/2022	92,874
Deutsche Bank AG	RUB	64	USD	1	03/24/2022	176
Deutsche Bank AG	USD	2,575	SEK	24,200	03/24/2022	(18,948)
Deutsche Bank AG	CLP	909,548	USD	1,125	03/25/2022	(10,508)
Deutsche Bank AG	COP	391,004	USD	99	03/25/2022	(346)
Deutsche Bank AG	PEN	702	USD	181	03/25/2022	(3,604)
Deutsche Bank AG	USD	186	CLP	151,691	03/25/2022	3,472
Deutsche Bank AG	USD	97	COP	380,302	03/25/2022	(693)
Deutsche Bank AG	USD	71	PEN	276	03/25/2022	1,634
Deutsche Bank AG	INR	18,670	USD	247	04/07/2022	820
Deutsche Bank AG	CHF	1,503	USD	1,628	04/13/2022	(14,203)
Deutsche Bank AG	USD	635	CHF	583	04/13/2022	2,769
Deutsche Bank AG	USD	2,090	CAD	2,664	04/22/2022	12,145
Deutsche Bank AG	IDR	3,792,265	USD	263	04/28/2022	60
Deutsche Bank AG	PHP	6,073	USD	118	04/28/2022	(152)
Deutsche Bank AG	USD	989	IDR	14,283,331	04/28/2022	1,342
Deutsche Bank AG	CNH	2,234	USD	349	05/18/2022	(2,323)
Goldman Sachs Bank USA	RUB	77,546	USD	1,025	03/02/2022	306,863
Goldman Sachs Bank USA	USD	726	RUB	55,157	03/02/2022	(215,089)
Goldman Sachs Bank USA	BRL	909	USD	177	03/03/2022	422
Goldman Sachs Bank USA	USD	167	BRL	909	03/03/2022	9,320
Goldman Sachs Bank USA	USD	121	CLP	99,196	03/25/2022	2,294
Goldman Sachs Bank USA	USD	1,384	COP	5,513,777	03/25/2022	13,554
Goldman Sachs Bank USA	USD	422	PEN	1,572	03/25/2022	(7,975)
Goldman Sachs Bank USA	IDR	1,447,975	USD	101	04/28/2022	509
Goldman Sachs Bank USA	KRW	421,900	USD	354	04/28/2022	3,558

52 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	2,776	PHP	144,377	04/28/2022	$31,042
Goldman Sachs Bank USA	MYR	2,936	USD	684	06/16/2022	(14,191)
Goldman Sachs Bank USA	USD	2,810	MYR	11,923	06/16/2022	25,583
Goldman Sachs Bank USA	USD	289	MYR	1,209	06/16/2022	(1,254)
HSBC Bank USA	BRL	951	USD	178	03/03/2022	(6,662)
HSBC Bank USA	USD	185	BRL	951	03/03/2022	(442)
HSBC Bank USA	USD	934	GBP	691	03/17/2022	(7,014)
HSBC Bank USA	NZD	3,290	USD	2,176	03/18/2022	(49,753)
HSBC Bank USA	COP	3,203,569	USD	802	03/25/2022	(9,684)
HSBC Bank USA	PEN	4,917	USD	1,270	03/25/2022	(26,203)
HSBC Bank USA	USD	139	PEN	527	03/25/2022	141
HSBC Bank USA	AUD	3,231	USD	2,300	04/28/2022	(48,327)
HSBC Bank USA	JPY	119,144	USD	1,032	04/28/2022	(5,259)
HSBC Bank USA	TWD	7,650	USD	276	04/28/2022	2,696
HSBC Bank USA	USD	507	KRW	610,649	04/28/2022	356
Morgan Stanley Capital Services, Inc.	ZAR	18,187	USD	1,185	04/21/2022	9,980
Morgan Stanley Capital Services, Inc.	MYR	2,706	USD	637	06/16/2022	(6,025)
Standard Chartered Bank	IDR	14,552,622	USD	1,008	04/28/2022	(819)
State Street Bank & Trust Co.	THB	95,516	USD	2,839	03/10/2022	(83,815)
State Street Bank & Trust Co.	USD	2,198	THB	73,211	03/10/2022	42,963
State Street Bank & Trust Co.	USD	245	THB	7,871	03/10/2022	(4,016)
State Street Bank & Trust Co.	USD	167	NOK	1,502	03/16/2022	3,414
State Street Bank & Trust Co.	GBP	270	USD	367	03/17/2022	4,470
State Street Bank & Trust Co.	NZD	210	USD	142	03/18/2022	(147)
State Street Bank & Trust Co.	MXN	14,863	USD	716	03/24/2022	(6,904)
State Street Bank & Trust Co.	USD	372	MXN	7,707	03/24/2022	2,999
State Street Bank & Trust Co.	USD	100	MXN	2,042	03/24/2022	(239)
State Street Bank & Trust Co.	USD	157	NOK	1,379	03/24/2022	(190)
State Street Bank & Trust Co.	USD	119	NOK	1,057	03/24/2022	1,154
State Street Bank & Trust Co.	USD	93	ZAR	1,440	04/21/2022	(10)
State Street Bank & Trust Co.	USD	577	ZAR	8,986	04/21/2022	4,049
State Street Bank & Trust Co.	ZAR	1,983	USD	130	04/21/2022	1,408
State Street Bank & Trust Co.	CZK	5,819	USD	259	05/06/2022	1,087
State Street Bank & Trust Co.	PLN	1,164	USD	287	05/06/2022	11,349
State Street Bank & Trust Co.	USD	485	CZK	10,533	05/06/2022	(18,403)
State Street Bank & Trust Co.	USD	304	HUF	99,308	05/06/2022	(6,404)
State Street Bank & Trust Co.	USD	188	PLN	750	05/06/2022	(10,509)

						$(119,876)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 37, 5 Year Index, 12/20/2026*	(5.00)%	Quarterly	3.65%	USD	7,260	$(477,915)	$(397,451)	$(80,464)
iTraxx Xover Series 36, 5 Year Index, 12/20/2026*	(5.00)	Quarterly	3.46	EUR	1,700	(142,768)	(121,966)	(20,802)

						$(620,683)	$(519,417)	$(101,266)

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	290	01/15/2025	2.565%	CPI#	Maturity	$23,457	$	– 0	–	$23,457
USD	145	01/15/2025	2.585%	CPI#	Maturity	11,608		– 0	–	11,608
USD	145	01/15/2025	2.613%	CPI#	Maturity	11,443		– 0	–	11,443
USD	650	01/15/2026	CPI#	3.765%	Maturity	(12,307)		– 0	–	(12,307)
USD	200	01/15/2026	CPI#	3.766%	Maturity	(3,776)		– 0	–	(3,776)
USD	700	01/15/2027	CPI#	3.320%	Maturity	(24,890)		– 0	–	(24,890)
USD	620	01/15/2027	CPI#	3.466%	Maturity	(16,100)		(823)		(15,277)
USD	370	01/15/2027	CPI#	3.323%	Maturity	(13,083)		– 0	–	(13,083)
USD	1,170	01/15/2028	0.735%	CPI#	Maturity	257,338		– 0	–	257,338
USD	1,080	01/15/2028	1.230%	CPI#	Maturity	195,836		– 0	–	195,836
USD	310	01/15/2028	1.230%	CPI#	Maturity	56,212		– 0	–	56,212
USD	850	01/15/2029	CPI#	3.390%	Maturity	(10,393)		– 0	–	(10,393)
USD	710	01/15/2029	CPI#	3.331%	Maturity	(12,462)		– 0	–	(12,462)
USD	630	01/15/2030	1.585%	CPI#	Maturity	109,437		– 0	–	109,437
USD	75	01/15/2030	1.572%	CPI#	Maturity	13,127		– 0	–	13,127
USD	75	01/15/2030	1.587%	CPI#	Maturity	13,013		– 0	–	13,013
USD	250	01/15/2031	2.782%	CPI#	Maturity	14,936		– 0	–	14,936
USD	230	01/15/2031	2.989%	CPI#	Maturity	8,443		– 0	–	8,443
USD	220	01/15/2031	2.680%	CPI#	Maturity	15,613		– 0	–	15,613
USD	360	01/15/2032	CPI#	3.064%	Maturity	(7,401)		– 0	–	(7,401)
USD	80	04/15/2032	CPI#	2.909%	Maturity	(2,839)		– 0	–	(2,839)

						$627,212		$(823)		$628,035

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

54 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	820	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	$(2,546)	$	– 0	–	$(2,546)
USD	650	01/15/2028	1.208%	3 Month LIBOR	Semi-Annual/ Quarterly	22,749		– 0	–	22,749
USD	145	10/09/2029	3 Month LIBOR	1.476%	Quarterly/ Semi-Annual	(3,582)		– 0	–	(3,582)
USD	145	10/09/2029	3 Month LIBOR	1.479%	Quarterly/ Semi-Annual	(3,549)		– 0	–	(3,549)
CHF	260	09/17/2031	1 Day SARON	(0.181)%	Annual	(17,128)		(2,122)		(15,006)
NZD	200	09/28/2031	3 Month BKBM	2.180%	Quarterly/ Semi-Annual	(8,324)		– 0	–	(8,324)
SEK	450	10/04/2031	3 Month STIBOR	0.888%	Quarterly/ Annual	(1,998)		– 0	–	(1,998)
NOK	30	10/21/2031	1.983%	6 Month NIBOR	Annual/ Semi-Annual	46		– 0	–	46
CHF	60	11/19/2031	1 Day SARON	0.100%	Annual	(2,295)		– 0	–	(2,295)
SEK	3,380	12/08/2031	3 Month STIBOR	0.791%	Quarterly/ Annual	(19,345)		3		(19,348)
NZD	440	12/08/2031	3 Month BKBM	2.513%	Quarterly/ Semi-Annual	(11,602)		– 0	–	(11,602)
USD	300	04/15/2032	1.284%	1 Day SOFR	Annual	9,691		– 0	–	9,691
USD	1,300	02/15/2041	3 Month LIBOR	1.850%	Quarterly/ Semi-Annual	(42,478)		– 0	–	(42,478)
USD	400	02/15/2041	1 Day SOFR	1.770%	Annual	2,019		– 0	–	2,019
USD	350	02/15/2041	3 Month LIBOR	2.166%	Quarterly/ Semi-Annual	6,473		– 0	–	6,473

						$(71,869)		$(2,119)		$(69,750)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	8	$(1,931)	$(755)	$(1,176)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	70	(16,902)	(8,525)	(8,377)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	3	$(725)	$(286)	$(439)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4	(965)	(472)	(493)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	54	(13,038)	(5,151)	(7,887)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	81	(19,557)	(7,528)	(12,029)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	137	(33,319)	(16,190)	(17,129)
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	7	(1,690)	(849)	(841)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	26	(6,278)	(3,153)	(3,125)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	69	(16,659)	(6,224)	(10,435)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	148	(35,975)	(20,414)	(15,561)

						$(147,039)	$(69,547)	$(77,492)

*	Termination date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD 195	10/09/2029	1.125%	SIFMA	*	Quarterly	$6,235	$	– 0	–	$6,235

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

56 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MLABWGC1	OBFR Plus 0.22%	Maturity	USD	9,993	03/31/2022	$	– 0	–
Morgan Stanley Capital Services LLC
RTS Futures	0.00%	Monthly	USD	25	03/17/2022		(17,703)
Swiss Market Index Futures	0.00%	Monthly	CHF	353	03/18/2022		(12,571)
Pay Total Return on Reference Obligation
Bank of America, NA
MSCI Daily TR Gross World USD Index	OBFR Plus 0.31%	Maturity	USD	9,991	02/28/2023		– 0	–
Morgan Stanley Capital Services LLC
IBOVESPA Futures	0.00%	Monthly	BRL	1,257	04/13/2022		5,331
KOSPI 200 Futures	0.00%	Monthly	KRW	270,900	03/10/2022		2,942
KOSPI 200 Futures	0.00%	Monthly	KRW	90,300	03/10/2022		1,363

							$(20,638)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At February 28, 2022, the aggregate market value of these securities amounted to $6,218,566 or 6.2% of net assets.

(b)	When-Issued or delayed delivery security.

(c)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of February 28, 2022 and the aggregate market value of this security amounted to $75,000 or 0.07% of net assets.

(d)	Non-income producing security.

(e)	Defaulted.

(f)	Defaulted matured security.

(g)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(h)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(i)	The rate shown represents the 7-day yield as of period end.

(j)	Affiliated investments.

As of February 28, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.7% and 0.0%, respectively.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 57

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

AGM – Assured Guaranty Municipal

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

ETF – Exchange Traded Fund

ETM – Escrowed to Maturity

ETS – Emission Trading Scheme

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

JSE – Johannesburg Stock Exchange

KLCI – Kuala Lumpur Composite Index

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NATL – National Interstate Corporation

NIBOR – Norwegian Interbank Offered Rate

OBFR – Overnight Bank Funding Rate

REIT – Real Estate Investment Trust

RTS – Russian Trading System

SARON – Swiss Average Rate Overnight

SET – Stock Exchange of Thailand

SGX – Singapore Exchange

SOFR – Secured Overnight Financing Rate

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

UPMC – University of Pittsburgh Medical Center

WIG – Warszawski Indeks Gieldowy

See notes to financial statements.

58 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

February 28, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $106,483,134)	$107,586,569
Affiliated issuers (cost $5,064,340)	5,064,340
Cash	609,274
Cash collateral due from broker	1,222,057
Foreign currencies, at value (cost $853,128)	851,874
Receivable for investment securities sold and foreign currency transactions	4,184,048
Unrealized appreciation on forward currency exchange contracts	990,247
Unaffiliated interest and dividends receivable	729,051
Receivable for variation margin on futures	576,156
Receivable for newly entered centrally cleared credit default swaps	288,162
Unrealized appreciation on total return swaps	9,636
Receivable for shares of beneficial interest sold	7,250
Unrealized appreciation on interest rate swaps	6,235
Affiliated dividends receivable	40

Total assets	122,124,939

Liabilities
Payable for investment securities purchased and foreign currency transactions	18,704,355
Cash collateral due to broker	1,212,000
Unrealized depreciation on forward currency exchange contracts	1,110,123
Payable for variation margin on centrally cleared swaps	222,642
Market value on credit default swaps (net premiums received $69,547)	147,039
Payable for shares of beneficial interest redeemed	53,414
Payable for terminated total return swaps	40,441
Unrealized depreciation on total return swaps	30,274
Advisory fee payable	21,862
Distribution fee payable	10,801
Trustees’ fees payable	4,748
Transfer Agent fee payable	4,364
Accrued expenses	279,833

Total liabilities	21,841,896

Net Assets	$100,283,043

Composition of Net Assets
Shares of beneficial interest, at par	$84
Additional paid-in capital	102,401,014
Accumulated loss	(2,118,055)

Net Assets	$100,283,043

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$47,852,757	4,001,189	$11.96	*

C	$1,899,261	155,367	$12.22

Advisor	$50,531,025	4,218,451	$11.98

*	The maximum offering price per share for Class A shares was $12.49 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 59

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2022 (unaudited)

Investment Income
Interest	$844,449
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $12,453)	522,096
Affiliated issuers	296	$1,366,841

Expenses
Advisory fee (see Note B)	279,308
Distribution fee—Class A	63,575
Distribution fee—Class C	10,538
Transfer agency—Class A	15,761
Transfer agency—Class C	718
Transfer agency—Advisor Class	15,021
Custody and accounting	89,815
Audit and tax	37,737
Registration fees	24,216
Legal	17,110
Printing	11,417
Trustees’ fees	9,696
Miscellaneous	21,391

Total expenses	596,303
Less: expenses waived and reimbursed by the Adviser (see Note B)	(146,791)

Net expenses		449,512

Net investment income		917,329

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(789,453)
Forward currency exchange contracts		177,084
Futures		(1,381,610)
Swaps		(350,077)
Foreign currency transactions		(41,416)
Net change in unrealized appreciation/depreciation of:
Investments		(4,479,909)
Forward currency exchange contracts		(343,908)
Futures		(445,741)
Swaps		(126,847)
Foreign currency denominated assets and liabilities		(46,244)

Net loss on investment and foreign currency transactions		(7,828,121)

Net Decrease in Net Assets from Operations		$(6,910,792)

(a)	Net of foreign realized capital gains taxes of $233.

See notes to financial statements.

60 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$917,329	$2,001,844
Net realized gain (loss) on investment and foreign currency transactions	(2,385,472)	8,612,596
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,442,649)	1,930,401
Contributions from Affiliates (see Note B)	– 0	–	77

Net increase (decrease) in net assets from operations	(6,910,792)	12,544,918
Distributions to Shareholders
Class A	(1,351,505)	(1,655,580)
Class C	(45,096)	(72,699)
Advisor Class	(1,389,782)	(1,075,197)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	13,732,056	(3,564,890)

Total increase	4,034,881	6,176,552
Net Assets
Beginning of period	96,248,162	90,071,610

End of period	$100,283,043	$96,248,162

See notes to financial statements.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 61

NOTES TO FINANCIAL STATEMENTS

February 28, 2022 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB Tax-Managed All Market Income Portfolio (the “Fund”). The Fund offers Class A, Class C and Advisor Class shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

62 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 63

NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

64 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 65

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$54,999,927		$	– 0	–	$54,999,927
Short-Term Municipal Notes		– 0	–	1,419,375			– 0	–	1,419,375
Common Stocks:
Information Technology		10,055,564		840,049			– 0	–	10,895,613
Financials		3,853,400		3,646,722			– 0	–	7,500,122
Health Care		3,623,167		1,640,274			– 0	–	5,263,441
Communication Services		2,629,072		1,153,620			– 0	–	3,782,692
Consumer Discretionary		2,565,728		1,015,013			– 0	–	3,580,741
Industrials		1,939,284		1,045,178			– 0	–	2,984,462
Energy		1,182,162		1,027,514			– 0	–	2,209,676
Consumer Staples		1,130,025		806,315			– 0	–	1,936,340
Real Estate		1,200,427		471,349			– 0	–	1,671,776
Materials		781,621		872,250			– 0	–	1,653,871
Utilities		600,353		482,158			– 0	–	1,082,511
Preferred Stocks		5,559,446		– 0	–		– 0	–	5,559,446
Investment Companies		1,514,462		– 0	–		– 0	–	1,514,462
Options Purchased—Puts		– 0	–	1,324,965			– 0	–	1,324,965
Corporates—Non-Investment Grade		– 0	–	102,198			– 0	–	102,198
Commercial Mortgage-Backed Security		– 0	–	104,951			– 0	–	104,951
Short-Term Investments		5,064,340		– 0	–		– 0	–	5,064,340

Total Investments in Securities		41,699,051		70,951,858			– 0	–	112,650,909
Other Financial Instruments(a):
Assets:
Futures		203,607		– 0	–		– 0	–	203,607	(b)
Forward Currency Exchange Contracts		– 0	–	990,247			– 0	–	990,247
Centrally Cleared Inflation (CPI) Swaps		– 0	–	730,463			– 0	–	730,463	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	40,978			– 0	–	40,978	(b)
Interest Rate Swaps		– 0	–	6,235			– 0	–	6,235
Total Return Swaps		– 0	–	9,636			– 0	–	9,636
Liabilities:
Futures		(84,516)		– 0	–		– 0	–	(84,516	)(b)
Forward Currency Exchange Contracts		– 0	–	(1,110,123)			– 0	–	(1,110,123)
Centrally Cleared Credit Default Swaps		– 0	–	(620,683)			– 0	–	(620,683	)(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(103,251)			– 0	–	(103,251	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(112,847)			– 0	–	(112,847	)(b)
Credit Default Swaps		– 0	–	(147,039)			– 0	–	(147,039)
Total Return Swaps		– 0	–	(30,274)			– 0	–	(30,274)

Total		$41,818,142		$70,605,200		$	– 0	–	$112,423,342

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

66 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 67

NOTES TO FINANCIAL STATEMENTS (continued)

from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive advisory fees and/or to bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs), on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of the daily average net assets for the Class A, Class C and Advisor Class shares, respectively. For the six months ended February 28, 2022, such reimbursement amounted to $145,073. The Expense Caps will remain in effect through December 31, 2022.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $15,881 for the six months ended February 28, 2022.

68 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $220 from the sale of Class A shares and received $58 and $18 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 28, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until December 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 28, 2022, such waiver amounted to $1,718.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 28, 2022 is as follows:

Fund	Market Value 8/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 2/28/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,985	$32,324	$30,245	$5,064	$0	*

*	Amount is less than $500.

During the year ended August 31, 2021, the Adviser reimbursed the Fund $77 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 69

NOTES TO FINANCIAL STATEMENTS (continued)

daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$43,988,168		$24,997,076
U.S. government securities	– 0	–	165,553

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$6,024,099
Gross unrealized depreciation	(4,557,148)

Net unrealized appreciation	$1,466,951

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

70 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 28, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 71

NOTES TO FINANCIAL STATEMENTS (continued)

rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended February 28, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current

72 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended February 28, 2022, the Fund held purchased options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 73

NOTES TO FINANCIAL STATEMENTS (continued)

to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust

74 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 28, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended February 28, 2022, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 75

NOTES TO FINANCIAL STATEMENTS (continued)

risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

76 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended February 28, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended February 28, 2022, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 77

NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended February 28, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$62,746	*	Receivable/Payable for variation margin on futures	$18,170	*

Equity contracts	Receivable/Payable for variation margin on futures	140,861	*	Receivable/Payable for variation margin on futures	66,346	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	101,266	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	771,441	*	Receivable/Payable for variation margin on centrally cleared swaps	213,156	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	990,247		Unrealized depreciation on forward currency exchange contracts	1,110,123

Equity contracts	Investments in securities, at value	1,324,965

Interest rate contracts	Unrealized appreciation on interest rate swaps	6,235

Credit contracts				Market value on credit default swaps	147,039

Equity contracts	Unrealized appreciation on total return swaps	9,636		Unrealized depreciation on total return swaps	30,274

Total		$3,306,131			$1,686,374

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

78 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(585,299)	$(11,994)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(796,311)	(433,747)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	177,084	(343,908)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(672,615)	400,056

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(164,936)	10,722

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,751	(134,425)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(186,892)	(3,144)

Total		$(2,227,218)	$(516,440)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 79

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended February 28, 2022:

Futures:
Average notional amount of buy contracts	$38,905,168
Average notional amount of sale contracts	$10,612,058
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$38,840,687
Average principal amount of sale contracts	$39,574,400
Purchased Options:
Average notional amount	$67,153,398
Interest Rate Swaps:
Average notional amount	$362,143
Centrally Cleared Interest Rate Swaps:
Average notional amount	$7,030,872
Centrally Cleared Inflation Swaps:
Average notional amount	$7,490,000
Credit Default Swaps:
Average notional amount of sale contracts	$608,399
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,927,477
Average notional amount of sale contracts	$5,984,377	(a)
Total Return Swaps:
Average notional amount	$9,637,564

(a)	Positions were open for two months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of February 28, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$65,640	$(34,418)	$(30,000)		$	– 0	–	$1,222
Barclays Bank PLC	314,789	(314,789)	– 0	–		– 0	–	– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	192,311	(29,209)	– 0	–		– 0	–	163,102
Credit Suisse International	24,996	(24,996)	– 0	–		– 0	–	– 0	–
Deutsche Bank AG	150,373	(50,962)	– 0	–		– 0	–	99,411

80 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Goldman Sachs Bank USA/Goldman Sachs International	$393,145	$(299,111)		$	– 0	–	$	– 0	–	$94,034
HSBC Bank USA	3,193	(3,193)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	19,616	(19,616)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	72,893	(72,893)			– 0	–		– 0	–	– 0	–
UBS AG	1,094,127	– 0	–		(1,094,127)			– 0	–	– 0	–

Total	$2,331,083	$(849,187)			$(1,124,127)		$	– 0	–	$357,769	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$34,418	$(34,418)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	473,293	(314,789)			– 0	–		– 0	–		158,504
BNP Paribas SA	11,529	– 0	–		– 0	–		– 0	–		11,529
Citibank, NA/Citigroup Global Markets, Inc.	29,209	(29,209)			– 0	–		– 0	–		– 0	–
Credit Suisse International	67,815	(24,996)			– 0	–		– 0	–		42,819
Deutsche Bank AG	50,962	(50,962)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	299,111	(299,111)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	153,344	(3,193)			– 0	–		– 0	–		150,151
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	36,299	(19,616)			– 0	–		– 0	–		16,683
Standard Chartered Bank	819	– 0	–		– 0	–		– 0	–		819
State Street Bank & Trust Co.	130,637	(72,893)			– 0	–		– 0	–		57,744

Total	$1,287,436	$(849,187)		$	– 0	–	$	– 0	–		$438,249	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 81

NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021

Class A
Shares sold	34,578	22,718	$444,156	$282,212

Shares issued in reinvestment of dividends and distributions	95,581	116,701	1,211,798	1,452,606

Shares converted from Class C	4,407	108,239	55,200	1,360,446

Shares redeemed	(197,118)	(807,608)	(2,529,314)	(10,111,097)

Net decrease	(62,552)	(559,950)	$(818,160)	$(7,015,833)

Class C
Shares sold	5,743	6,955	$73,481	$87,721

Shares issued in reinvestment of dividends and distributions	3,146	5,290	40,819	66,843

Shares converted to Class A	(4,314)	(106,049)	(55,200)	(1,360,446)

Shares redeemed	(30,524)	(67,354)	(401,732)	(845,748)

Net decrease	(25,949)	(161,158)	$(342,632)	$(2,051,630)

82 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021

Advisor Class
Shares sold	1,279,974	914,429	$16,377,286	$11,625,588

Shares issued in reinvestment of dividends and distributions	96,150	63,877	1,219,808	797,031

Shares redeemed	(212,228)	(563,557)	(2,704,246)	(6,920,046)

Net increase	1,163,896	414,749	$14,892,848	$5,502,573

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 83

NOTES TO FINANCIAL STATEMENTS (continued)

Interest-Rate Risk—Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Foreign (Non-U.S.) Risk—The Fund’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

84 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 85

NOTES TO FINANCIAL STATEMENTS (continued)

published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the

86 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$1,525,942	$1,888,525
Net long-term capital gains	4,701	– 0	–

Total taxable distributions paid	$1,530,643	$1,888,525
Tax-exempt income	1,272,833	2,919,115

Total distributions paid	$2,803,476	$4,807,640

As of August 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$1,574,220	(a)
Other losses	(81,419	)(b)
Unrealized appreciation/(depreciation)	6,086,319	(c)

Total accumulated earnings/(deficit)	$7,579,120

(a)	During the fiscal year, the Fund utilized $4,971,237 of capital loss carry forwards to offset current year net realized gains.

(b)	As of August 31, 2021, the cumulative deferred loss on straddles was $81,419.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 87

NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2021, the Fund did not have any capital loss carryforwards.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

88 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 13.17	$ 11.83	$ 12.75	$ 12.68	$ 13.93	$ 13.20

Income From Investment Operations

Net investment income(a)(b)	.11	.27	.32	.35	.36	.34	†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.98)	1.45	(.64)	.49	(.01)	.65

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.87)	1.72	(.32)	.84	.35	.99

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.38)	(.60)	(.37)	(.69)	(.19)

Distributions from net realized gain on investment transactions	(.19)	– 0	–	– 0	–	(.40)	(.91)	(.07)

Total dividends and distributions	(.34)	(.38)	(.60)	(.77)	(1.60)	(.26)

Net asset value, end of period	$ 11.96	$ 13.17	$ 11.83	$ 12.75	$ 12.68	$ 13.93

Total Return

Total investment return based on net asset value(d)*	(6.74)%	14.87%	(2.72)%	7.22%	2.54	%+	7.64	%†+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$47,853	$53,519	$54,677	$64,994	$68,946	$77,486

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.99	%^	.99%	.98%	.99%	.99%	1.08%

Expenses, before waivers/reimbursements(e)(f)‡	1.28	%^	1.40%	1.33%	1.35%	1.31%	1.25%

Net investment income(b)	1.72	%^	2.16%	2.66%	2.85%	2.77%	2.57	%†

Portfolio turnover rate	27%	68%	35%	22%	50%	85%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%	.02%	.02%	.04%	.11%

See footnote summary on page 92.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 89

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 13.45	$ 12.06	$ 12.98	$ 12.90	$ 13.93	$ 13.19

Income From Investment Operations

Net investment income(a)(b)	.06	.18	.24	.26	.27	.23	†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.00)	1.49	(.66)	.49	(.02)	.66

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.94)	1.67	(.42)	.75	.25	.89

Less: Dividends and Distributions

Dividends from net investment income	(.10)	(.28)	(.50)	(.27)	(.37)	(.08)

Distributions from net realized gain on investment transactions	(.19)	– 0	–	– 0	–	(.40)	(.91)	(.07)

Total dividends and distributions	(.29)	(.28)	(.50)	(.67)	(1.28)	(.15)

Net asset value, end of period	$ 12.22	$ 13.45	$ 12.06	$ 12.98	$ 12.90	$ 13.93

Total Return

Total investment return based on net asset value(d)*	(7.05)%	13.97%	(3.37)%	6.33%	1.83	%+	6.82	%†+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,899	$2,439	$4,131	$5,537	$7,383	$11,986

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.74	%^	1.74%	1.73%	1.74%	1.74%	1.86%

Expenses, before waivers/reimbursements(e)(f)‡	2.03	%^	2.14%	2.09%	2.10%	2.05%	1.99%

Net investment income(b)	.98	%^	1.43%	1.92%	2.11%	2.02%	1.72	%†

Portfolio turnover rate	27%	68%	35%	22%	50%	85%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%	.02%	.02%	.04%	.11%

See footnote summary on page 92.

90 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 13.19	$ 11.84	$ 12.77	$ 12.70	$ 13.96	$ 13.24

Income From Investment Operations

Net investment income(a)(b)	.12	.30	.35	.38	.39	.37	†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.98)	1.46	(.65)	.49	.00	(c)	.64

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.86)	1.76	(.30)	.87	.39	1.01

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.41)	(.63)	(.40)	(.74)	(.22)

Distributions from net realized gain on investment transactions	(.19)	– 0	–	– 0	–	(.40)	(.91)	(.07)

Total dividends and distributions	(.35)	(.41)	(.63)	(.80)	(1.65)	(.29)

Net asset value, end of period	$ 11.98	$ 13.19	$ 11.84	$ 12.77	$ 12.70	$ 13.96

Total Return

Total investment return based on net asset value(d)*	(6.61)%	15.13%	(2.47)%	7.48%	2.95%	7.84	%†+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$50,531	$40,290	$31,264	$33,141	$35,479	$39,646

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.74	%^	.74%	.73%	.74%	.74%	.84%

Expenses, before waivers/reimbursements(e)(f)‡	1.03	%^	1.15%	1.08%	1.10%	1.06%	1.00%

Net investment income(b)	1.94	%^	2.38%	2.91%	3.10%	3.02%	2.81	%†

Portfolio turnover rate	27%	68%	35%	22%	50%	85%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%	.02%	.02%	.04%	.11%

See footnote summary on page 92.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 91

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2020 and August 31, 2017, such waiver amounted to .01% and .04%, respectively.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended February 28, 2022 (unaudited)		Year Ended August 31,
			2021	2020	2019	2018	2017
Class A
Net of waivers/reimbursements	.99	%^	.99%	.98%	.99%	.99%	1.08%
Before waivers/reimbursements	1.28	%^	1.40%	1.33%	1.35%	1.30%	1.25%
Class C
Net of waivers/reimbursements	1.74	%^	1.74%	1.73%	1.74%	1.74%	1.86%
Before waivers/reimbursements	2.03	%^	2.14%	2.09%	2.10%	2.04%	1.99%
Advisor Class
Net of waivers/reimbursements	.74	%^	.74%	.73%	.74%	.74%	.84%
Before waivers/reimbursements	1.03	%^	1.15%	1.08%	1.10%	1.05%	1.00%

†	For the year ended August 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.012	.09%	.09%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .01% and .01%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

92 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Karen Watkin(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Vice President of the Funds	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Harting and Loewy and Ms. Watkin are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 93

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

94 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 95

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed All Market Income Portfolio (the “Fund”) at a meeting held by video conference on August 3-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

96 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 97

Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

98 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advised accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 99

effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

100 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 101

NOTES

102 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 103

NOTES

104 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAMI-0152-0222

FEB    02.28.22

SEMI-ANNUAL REPORT

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 1

SEMI-ANNUAL REPORT

April 5, 2022

This report provides management’s discussion of fund performance for the AB Tax-Managed Wealth Appreciation Strategy for the semi-annual reporting period ended February 28, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF FEBRUARY 28, 2022 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Class A Shares	-5.41%	8.33%

Class C Shares	-5.80%	7.50%

Advisor Class Shares[1]	-5.29%	8.67%

MSCI ACWI (net)	-5.26%	7.81%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended February 28, 2022.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges, as the market declined. Weak sector selection offset positive stock selection, and the Fund’s overweight to smaller-capitalization stocks detracted, relative to the benchmark. The Fund’s modest underweight to the energy sector was the largest detractor as oil prices rose sharply on supply shortages caused by the horrific events of Russia’s invasion of Ukraine and increased demand as the global economy continued to reopen. Weaker stock selection in financials and consumer staples was offset by continued positive stock selection in industrials.

During the 12-month period, Class A and Advisor Class shares outperformed the benchmark, while Class C shares underperformed, before sales charges. For the period, stock selection was the primary driver of relative returns. Country and currency selection were also positive contributors, while negative sector selection offset some of the outperformance. The Fund’s overweight to smaller-cap stocks was a headwind as larger-cap stocks outperformed in the period, although positive stock

2 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

selection across all regions and market-capitalization categories added. Positive stock selection came from the more cyclically sensitive parts of the market, as the global economy continued to recover from the prior year’s pandemic shutdowns. Strong stock selection within communication services, industrials and consumer discretionary more than offset some modestly weaker selection in utilities and materials. An underweight to the energy sector and an overweight to consumer discretionary detracted from returns.

The Fund utilized derivatives in the form of futures for investment purposes, which had an immaterial impact on absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities lost ground during the six-month period ended February 28, 2022. Accommodative monetary policy continued to support an accelerating economic recovery, but—despite generally strong corporate earnings and economic data—equity markets experienced a dramatic increase in volatility later in the period. Persistent high inflation and tightening monetary policy, especially in the US, dampened investor sentiment. The situation was exacerbated by Russia’s invasion of Ukraine in late February, which triggered both the imposition of severe economic sanctions on Russia and a general flight to safe haven assets, including the US dollar and US government bonds. Equity markets recovered some ground late in the month, on speculation that the Russia/Ukraine war might prompt the US Federal Reserve to slow the normalization of monetary policy, but the fear of stalling economic growth weighed on equity prices. Against a backdrop of rising interest rates, value-oriented stocks outperformed growth-oriented stocks, which ended in negative territory. Both large- and small-cap stocks declined, but large-cap stocks outperformed small-cap stocks by a wide margin.

Throughout the reporting period, the Fund maintained a balanced approach with exposure across many parts of the world. The Fund continues to feature US and non-US large-cap stocks designed to provide stable participation in global equity markets as well as exposure to emerging markets and global smaller-cap stocks to provide higher returns. The Fund also remains style balanced, with equal exposures to growth, value and core styles of investing, which is intended to help the Fund seek to generate active returns across the full economic cycle.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 3

higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio focuses on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so.

(continued on next page)

4 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

The Fund seeks to maximize after-tax returns to shareholders by taking into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Fund with the highest cost basis. The Adviser may monitor the length of time the Fund has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: The Fund’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both

6 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	8.33%	3.71%

5 Years	10.48%	9.52%

10 Years	9.33%	8.86%

CLASS C SHARES

1 Year	7.50%	6.50%

5 Years	9.64%	9.64%

10 Years[1]	8.52%	8.52%

ADVISOR CLASS SHARES[2]

1 Year	8.67%	8.67%

5 Years	10.77%	10.77%

10 Years	9.62%	9.62%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.36%, 2.12% and 1.11% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.01%, 1.76% and 0.76% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2022. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	1.69%

5 Years	9.52%

10 Years	8.80%

CLASS C SHARES

1 Year	4.35%

5 Years	9.65%

10 Years[1]	8.46%

ADVISOR CLASS SHARES[2]

1 Year	6.41%

5 Years	10.75%

10 Years	9.56%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

Returns

CLASS A SHARES

1 Year	0.35%

5 Years	7.98%

10 Years	7.60%

CLASS C SHARES

1 Year	3.26%

5 Years	8.38%

10 Years[1]	7.51%

ADVISOR CLASS SHARES[2]

1 Year	4.96%

5 Years	9.12%

10 Years	8.27%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

Returns

CLASS A SHARES

1 Year	1.98%

5 Years	7.17%

10 Years	6.83%

CLASS C SHARES

1 Year	3.43%

5 Years	7.38%

10 Years[1]	6.65%

ADVISOR CLASS SHARES[2]

1 Year	4.85%

5 Years	8.15%

10 Years	7.45%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$945.90	$3.04	0.63%	$4.82	1.00%
Hypothetical**	$1,000	$1,021.67	$3.16	0.63%	$5.01	1.00%
Class C
Actual	$1,000	$942.00	$6.64	1.38%	$8.43	1.75%
Hypothetical**	$1,000	$1,017.95	$6.90	1.38%	$8.75	1.75%
Advisor Class
Actual	$1,000	$947.10	$1.83	0.38%	$3.62	0.75%
Hypothetical**	$1,000	$1,022.91	$1.91	0.38%	$3.76	0.75%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO SUMMARY

February 28, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $794.2

1

All data are as of February 28, 2022. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

14 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

February 28, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 55.3%
Information Technology – 15.9%
Communications Equipment – 0.1%
Cisco Systems, Inc./Delaware	14,232	$793,719

Electronic Equipment, Instruments & Components – 0.5%
CDW Corp./DE	20,234	3,489,556

IT Services – 2.6%
FleetCor Technologies, Inc.(a)	7,686	1,800,061
Genpact Ltd.	87,042	3,641,837
PayPal Holdings, Inc.(a)	17,527	1,961,797
Visa, Inc. – Class A	62,530	13,513,984

		20,917,679

Semiconductors & Semiconductor Equipment – 3.1%
Advanced Micro Devices, Inc.(a)	4,089	504,337
Analog Devices, Inc.	18,613	2,983,478
KLA Corp.	7,037	2,452,395
NVIDIA Corp.	28,225	6,882,666
NXP Semiconductors NV	21,441	4,076,363
QUALCOMM, Inc.	34,893	6,001,247
Texas Instruments, Inc.	8,454	1,437,095

		24,337,581

Software – 6.6%
Adobe, Inc.(a)	11,943	5,585,502
Citrix Systems, Inc.	2,649	271,523
Microsoft Corp.	114,270	34,142,733
NortonLifeLock, Inc.	191,930	5,562,131
Oracle Corp.	63,132	4,796,138
ServiceNow, Inc.(a)	3,953	2,292,424

		52,650,451

Technology Hardware, Storage & Peripherals – 3.0%
Apple, Inc.	125,328	20,694,159
Western Digital Corp.(a)	59,910	3,051,816

		23,745,975

		125,934,961

Health Care – 7.8%
Biotechnology – 0.9%
Gilead Sciences, Inc.	412	24,885
Regeneron Pharmaceuticals, Inc.(a)	4,270	2,640,397
Vertex Pharmaceuticals, Inc.(a)	20,556	4,728,291

		7,393,573

Health Care Equipment & Supplies – 2.2%
Align Technology, Inc.(a)	5,727	2,929,132

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Edwards Lifesciences Corp.(a)	36,521	$4,103,865
Intuitive Surgical, Inc.(a)	2,352	682,856
Medtronic PLC	54,867	5,760,486
Zimmer Biomet Holdings, Inc.	27,973	3,557,886

		17,034,225

Health Care Providers & Services – 2.7%
Anthem, Inc.	13,112	5,924,657
UnitedHealth Group, Inc.	32,923	15,667,068

		21,591,725

Pharmaceuticals – 2.0%
Johnson & Johnson	15,114	2,487,311
Merck & Co., Inc.	10,156	777,746
Organon & Co.	1,015	37,890
Pfizer, Inc.	8,730	409,786
Roche Holding AG (Sponsored ADR)	159,897	7,551,935
Viatris, Inc.	779	8,577
Zoetis, Inc.	25,281	4,895,666

		16,168,911

		62,188,434

Consumer Discretionary – 6.4%
Auto Components – 0.3%
Goodyear Tire & Rubber Co. (The)(a)	138,470	2,144,900
Magna International, Inc. – Class A (United States)	4,191	311,266

		2,456,166

Automobiles – 0.5%
Stellantis NV	206,772	3,779,792

Hotels, Restaurants & Leisure – 0.2%
Booking Holdings, Inc.(a)	306	664,709
Starbucks Corp.	8,298	761,673

		1,426,382

Internet & Direct Marketing Retail – 2.3%
Amazon.com, Inc.(a)	4,513	13,860,596
eBay, Inc.	45,145	2,464,465
Etsy, Inc.(a)	13,711	2,123,697

		18,448,758

Specialty Retail – 2.1%
AutoZone, Inc.(a)	2,586	4,818,727
Home Depot, Inc. (The)	29,493	9,314,774
TJX Cos., Inc. (The)	41,324	2,731,516

		16,865,017

16 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 1.0%
Deckers Outdoor Corp.(a)	5,097	$1,471,198
NIKE, Inc. – Class B	47,114	6,433,417

		7,904,615

		50,880,730

Communication Services – 6.0%
Diversified Telecommunication Services – 0.9%
Comcast Corp. – Class A	144,341	6,749,385

Entertainment – 0.5%
Electronic Arts, Inc.	1,749	227,528
Take-Two Interactive Software, Inc.(a)	20,951	3,394,062
Walt Disney Co. (The)(a)	3,242	481,307

		4,102,897

Interactive Media & Services – 4.0%
Alphabet, Inc. – Class A(a)	614	1,658,500
Alphabet, Inc. – Class C(a)	7,581	20,452,173
Meta Platforms, Inc. – Class A(a)	47,389	10,000,501

		32,111,174

Wireless Telecommunication Services – 0.6%
T-Mobile US, Inc.(a)	35,564	4,381,840

		47,345,296

Financials – 5.9%
Banks – 3.0%
Bank of America Corp.	220,137	9,730,055
Citigroup, Inc.	8,678	513,998
JPMorgan Chase & Co.	7,890	1,118,802
PNC Financial Services Group, Inc. (The)	15,715	3,131,214
Wells Fargo & Co.	173,148	9,240,909

		23,734,978

Capital Markets – 2.1%
CME Group, Inc. – Class A	8,441	1,996,549
Goldman Sachs Group, Inc. (The)	27,427	9,360,561
LPL Financial Holdings, Inc.	26,381	4,773,642
S&P Global, Inc.	957	359,545

		16,490,297

Insurance – 0.8%
Progressive Corp. (The)	35,998	3,813,268
Willis Towers Watson PLC	13,588	3,020,613

		6,833,881

		47,059,156

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 5.4%
Aerospace & Defense – 0.9%
Raytheon Technologies Corp.	70,427	$7,232,853

Construction & Engineering – 0.6%
AECOM	66,087	4,801,882

Electrical Equipment – 1.3%
Eaton Corp. PLC	35,199	5,430,854
Regal Rexnord Corp.	28,741	4,608,619

		10,039,473

Machinery – 0.5%
Ingersoll Rand, Inc.	10,221	516,365
Oshkosh Corp.	29,635	3,290,670

		3,807,035

Professional Services – 0.9%
Booz Allen Hamilton Holding Corp.	36,487	2,944,136
Robert Half International, Inc.	34,921	4,200,647

		7,144,783

Road & Rail – 1.2%
CSX Corp.	148,905	5,049,369
Knight-Swift Transportation Holdings, Inc.	69,476	3,785,052
Norfolk Southern Corp.	3,002	770,073

		9,604,494

		42,630,520

Consumer Staples – 3.3%
Beverages – 1.1%
Coca-Cola Co. (The)	96,263	5,991,409
Constellation Brands, Inc. – Class A	10,435	2,249,995

		8,241,404

Food & Staples Retailing – 1.4%
Costco Wholesale Corp.	7,999	4,153,481
Walmart, Inc.	53,576	7,241,332

		11,394,813

Household Products – 0.8%
Procter & Gamble Co. (The)	42,360	6,603,500

		26,239,717

Real Estate – 1.6%
Equity Real Estate Investment Trusts (REITs) – 1.6%
American Campus Communities, Inc.	50,732	2,729,889
American Tower Corp.	11,632	2,638,952
Mid-America Apartment Communities, Inc.	18,244	3,732,905
Prologis, Inc.	23,062	3,363,592

		12,465,338

18 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.0%
CBRE Group, Inc. – Class A(a)	450	$43,583

		12,508,921

Energy – 1.4%
Oil, Gas & Consumable Fuels – 1.4%
Chevron Corp.	39,275	5,655,600
EOG Resources, Inc.	49,754	5,717,730

		11,373,330

Utilities – 0.9%
Electric Utilities – 0.9%
American Electric Power Co., Inc.	53,822	4,878,964
Edison International	4,800	304,416
NextEra Energy, Inc.	29,821	2,334,090

		7,517,470

Materials – 0.7%
Chemicals – 0.7%
Linde PLC(a)	15,850	4,647,854
LyondellBasell Industries NV – Class A	4,814	468,065
Westlake Chemical Corp.	1,866	205,839

		5,321,758

Total Common Stocks (cost $241,227,887)		439,000,293

INVESTMENT COMPANIES – 43.7%
Funds and Investment Trusts – 43.7%(b)(c)
AB Discovery Growth Fund, Inc. – Class Z	1,710,828	20,820,771
AB Trust – AB Discovery Value Fund – Class Z	1,049,928	25,114,283
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	3,561,321	42,878,307
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	17,718,968	221,664,285
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	1,195,188	16,828,243
Sanford C Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	685,861	19,896,815

Total Investment Companies (cost $333,789,089)		347,202,704

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(b)(c)(d) (cost $6,019,256)	6,019,256	6,019,256

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

U.S. $ Value

Total Investments – 99.7% (cost $581,036,232)	$792,222,253
Other assets less liabilities – 0.3%	2,000,330

Net Assets – 100.0%	$794,222,583

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
S&P 500 E-Mini Futures	10	March 2022	$2,184,000	$(199,368)

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

20 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

February 28, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $241,227,887)	$439,000,293
Affiliated issuers (cost $339,808,345)	353,221,960
Cash collateral due from broker	108,000
Foreign currencies, at value (cost $99,903)	102,114
Receivable for investment securities sold	33,794,561
Unaffiliated dividends receivable	438,411
Receivable for shares of beneficial interest sold	257,194
Affiliated dividends receivable	49
Other assets	10,587

Total assets	826,933,169

Liabilities
Due to custodian	6,000
Payable for investment securities purchased	31,725,865
Payable for shares of beneficial interest redeemed	521,758
Advisory fee payable	188,207
Administrative fee payable	16,042
Distribution fee payable	9,409
Trustees’ fees payable	7,058
Transfer Agent fee payable	6,601
Accrued expenses	229,646

Total liabilities	32,710,586

Net Assets	$794,222,583

Composition of Net Assets
Shares of beneficial interest, at par	$409
Additional paid-in capital	547,474,156
Distributable earnings	246,748,018

Net Assets	$794,222,583

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$45,382,363	2,348,061	$19.33	*

C	$650,089	33,830	$19.22

Advisor	$748,190,131	38,536,506	$19.42

*	The maximum offering price per share for Class A shares was $20.19 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 21

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2022 (unaudited)

Investment Income
Dividends
Affiliated issuers	$10,707,319
Unaffiliated issuers	2,450,829	$13,158,148

Expenses
Advisory fee (see Note B)	2,706,732
Distribution fee—Class A	59,489
Distribution fee—Class C	4,366
Transfer agency—Class A	3,613
Transfer agency—Class C	97
Transfer agency—Advisor Class	59,551
Custody and accounting	57,921
Administrative	43,802
Audit and tax	29,871
Registration fees	24,619
Legal	19,460
Printing	18,891
Trustees’ fees	14,229
Miscellaneous	18,905

Total expenses	3,061,546
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,433,423)

Net expenses		1,628,123

Net investment income		11,530,025

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		354,924
Investment transactions(a)		24,054,050
Futures		(42,763)
Foreign currency transactions		44
Net realized gain distributions from Affiliated Underlying Portfolios		14,980,119
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		(55,044,841)
Investments		(40,543,451)
Futures		(199,368)
Foreign currency denominated assets and liabilities		(2,632)

Net loss on investment and foreign currency transactions		(56,443,918)

Net Decrease in Net Assets from Operations		$(44,913,893)

(a)	Net of foreign realized capital gains taxes of $2,428.

See notes to financial statements.

22 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,530,025	$6,197,379
Net realized gain on investment and foreign currency transactions	24,366,255	30,790,903
Net realized gain distributions from Affiliated Underlying Portfolios	14,980,119	2,823,876
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(95,790,292)	162,981,991
Contributions from Affiliates (see Note B)	– 0	–	3,159

Net increase (decrease) in net assets from operations	(44,913,893)	202,797,308
Distributions to Shareholders
Class A	(2,624,214)	(417,754)
Class C	(30,366)	(4,650)
Advisor Class	(44,521,140)	(8,582,612)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	32,873,384	(39,043,294)

Total increase (decrease)	(59,216,229)	154,748,998
Net Assets
Beginning of period	853,438,812	698,689,814

End of period	$794,222,583	$853,438,812

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 23

NOTES TO FINANCIAL STATEMENTS

February 28, 2022 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C and Advisor Class shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

24 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 25

NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate

26 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$439,000,293		$	– 0	–	$	– 0	–	$439,000,293
Investment Companies	347,202,704			– 0	–		– 0	–	347,202,704
Short-Term Investments	6,019,256			– 0	–		– 0	–	6,019,256

Total Investments in Securities	792,222,253			– 0	–		– 0	–	792,222,253
Other Financial Instruments(b):
Assets	– 0	–		– 0	–		– 0	–	– 0	–
Liabilities:
Futures	(199,368)			– 0	–		– 0	–	(199,368	)(c)

Total	$792,022,885		$	– 0	–	$	– 0	–	$792,022,885

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 27

NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

28 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended February 28, 2022, the reimbursement for such services amounted to $43,802.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $38,540 for the six months ended February 28, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,339 from the sale of Class A shares and received $6 and $56 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 28, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until December 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 29

NOTES TO FINANCIAL STATEMENTS (continued)

an acquired fund fee and expense. For the six months ended February 28, 2022, such waiver amounted to $1,423.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2022. For the six months ended February 28, 2022, such waivers and/or reimbursements amounted to $1,432,000.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 28, 2022 is as follows:

										Distributions
Fund	Market Value 8/31/21 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./ (Depr.) (000)		Market Value 2/28/22 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$	– 0 –	$42,700	$36,681	$	– 0 –	$	– 0 –	$6,019	$	– 0 –	$	– 0 –
AB Discovery Growth Fund, Inc.		26,686	5,289	2,792		(570)		(7,792)	20,821		460		3,163
AB Trust – AB Discovery Value Fund		28,594	2,656	3,747		363		(2,752)	25,114		2,069		587
Bernstein Fund, Inc.:
International Small Cap Portfolio		51,882	1,891	4,118		(38)		(6,738)	42,879		1,015		876
International Strategic Equities Portfolio		258,831	16,683	22,306		220		(31,764)	221,664		6,635		7,823
Small Cap Core Portfolio		20,051	1,170	2,363		380		(2,410)	16,828		27		1,143
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio		21,597	1,889	– 0 –		– 0 –		(3,589)	19,897		501		1,388

Total						$355		$(55,045)	$353,222		$10,707		$14,980

During the year ended August 31, 2021, the Adviser reimbursed the Fund $3,159 for trading losses incurred due to a trade entry error.

30 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$111,793,702		$106,479,733
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$215,207,477
Gross unrealized depreciation	(4,220,824)

Net unrealized appreciation	$210,986,653

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 31

NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

32 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended February 28, 2022, the Fund held futures for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended February 28, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on futures	$199,368	*

Total				$199,368

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 33

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(42,763)	$(199,368)

Total		$(42,763)	$(199,368)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended February 28, 2022:

Futures:
Average notional amount of buy contracts	$2,553,348	(a)

(a)	Positions were open for four months during the period.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

34 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021

Class A
Shares sold	61,540	46,346	$1,313,731	$863,359

Shares issued in reinvestment of dividends and distributions	113,868	20,852	2,332,020	371,580

Shares converted from Class C	3,382	54,526	72,393	1,032,666

Shares redeemed	(87,035)	(184,252)	(1,835,962)	(3,371,515)

Net increase (decrease)	91,755	(62,528)	$1,882,182	$(1,103,910)

Class C
Shares sold	3,272	1,944	$66,447	$36,240

Shares issued in reinvestment of distributions	1,489	251	30,361	4,436

Shares converted to Class A	(3,422)	(55,190)	(72,393)	(1,032,666)

Shares redeemed	(32,126)	(27,856)	(683,466)	(527,962)

Net decrease	(30,787)	(80,851)	$(659,051)	$(1,519,952)

Advisor Class
Shares sold	1,417,492	2,495,754	$29,488,885	$47,548,608

Shares issued in reinvestment of dividends and distributions	1,871,278	429,733	38,473,464	7,687,922

Shares redeemed	(1,736,992)	(4,837,677)	(36,312,096)	(91,655,962)

Net increase (decrease)	1,551,778	(1,912,190)	$31,650,253	$(36,419,432)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 35

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—The Fund’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with

36 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 37

NOTES TO FINANCIAL STATEMENTS (continued)

generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$6,191,520	$12,291,441
Net long-term capital gains	2,813,496	23,048,158

Total taxable distributions paid	$9,005,016	$35,339,599

As of August 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$32,346,475
Unrealized appreciation/(depreciation)	306,491,156	(a)

Total accumulated earnings/(deficit)	$338,837,631

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2021, the Fund did not have any capital loss carryforwards.

38 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 21.60	$ 16.81	$ 15.66	$ 16.76	$ 16.85	$ 15.08

Income From Investment Operations

Net investment income(a)(b)	.27	.11	.18	.20	.18	.42

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.37)	4.87	1.75	(.57)	1.78	1.78

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.10)	4.98	1.93	(.37)	1.96	2.20

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.15)	(.33)	(.16)	(.39)	(.29)

Distributions from net realized gain on investment transactions	(.93)	(.04)	(.45)	(.57)	(1.66)	(.14)

Total dividends and distributions	(1.17)	(.19)	(.78)	(.73)	(2.05)	(.43)

Net asset value, end of period	$ 19.33	$ 21.60	$ 16.81	$ 15.66	$ 16.76	$ 16.85

Total Return

Total investment return based on net asset value(d)*	(5.41)%	29.83%	12.44%	(1.66)%	12.13%	14.98%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$45,382	$48,742	$38,983	$36,908	$39,519	$39,479

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.63	%^	.63%	.63%	.63%	.62%	.88%

Expenses, before waivers/reimbursements(e)‡	.97	%^	.98%	.99%	.99%	1.00%	1.01%

Net investment income(b)	2.55	%^	.57%	1.15%	1.30%	1.05%	2.70%

Portfolio turnover rate	13%	15%	21%	19%	25%	112%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.37	%^	.38%	.39%	.39%	.40%	.23%

See footnote summary on page 43.

40 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 21.33	$ 16.59	$ 15.44	$ 16.47	$ 16.55	$ 14.82

Income From Investment Operations

Net investment income (loss)(a)(b)	.13	(.01)	.09	.08	.05	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.31)	4.79	1.69	(.54)	1.75	1.78

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.18)	4.78	1.78	(.46)	1.80	2.05

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.18)	– 0	–	(.22)	(.18)

Distributions from net realized gain on investment transactions	(.93)	(.04)	(.45)	(.57)	(1.66)	(.14)

Total dividends and distributions	(.93)	(.04)	(.63)	(.57)	(1.88)	(.32)

Net asset value, end of period	$ 19.22	$ 21.33	$ 16.59	$ 15.44	$ 16.47	$ 16.55

Total Return

Total investment return based on net asset value(d)*	(5.80)%	28.85%	11.63%	(2.42)%	11.31%	14.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$650	$1,378	$2,413	$4,522	$8,577	$9,373

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.38	%^	1.38%	1.38%	1.38%	1.38%	1.65%

Expenses, before waivers/reimbursements(e)‡	1.72	%^	1.74%	1.74%	1.74%	1.75%	1.76%

Net investment income (loss)(b)	1.22	%^	(.05)%	.58%	.53%	.32%	1.78%

Portfolio turnover rate	13%	15%	21%	19%	25%	112%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.37	%^	.38%	.39%	.39%	.40%	.23%

See footnote summary on page 43.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 21.72	$ 16.90	$ 15.73	$ 16.84	$ 16.92	$ 15.14

Income From Investment Operations

Net investment income(a)(b)	.29	.16	.22	.24	.21	.45

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.37)	4.89	1.77	(.58)	1.80	1.80

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.08)	5.05	1.99	(.34)	2.01	2.25

Less: Dividends and Distributions

Dividends from net investment income	(.29)	(.19)	(.37)	(.20)	(.43)	(.33)

Distributions from net realized gain on investment transactions	(.93)	(.04)	(.45)	(.57)	(1.66)	(.14)

Total dividends and distributions	(1.22)	(.23)	(.82)	(.77)	(2.09)	(.47)

Net asset value, end of period	$ 19.42	$ 21.72	$ 16.90	$ 15.73	$ 16.84	$ 16.92

Total Return

Total investment return based on net asset value(d)*	(5.29)%	30.14%	12.78%	(1.44)%	12.41%	15.27%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$748,191	$803,319	$657,294	$655,810	$700,240	$638,666

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.38	%^	.38%	.38%	.38%	.38%	.64%

Expenses, before waivers/reimbursements(e)‡	.72	%^	.73%	.74%	.74%	.75%	.76%

Net investment income(b)	2.78	%^	.82%	1.41%	1.51%	1.28%	2.89%

Portfolio turnover rate	13%	15%	21%	19%	25%	112%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.37	%^	.38%	.39%	.39%	.40%	.23%

See footnote summary on page 43.

42 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 28, 2022 and the years ended August 31, 2021, August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .34% (annualized), .35%, .36%, .36%, .37% and .12%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .02% and .02%, respectively.

^	Annualized.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 43

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Ding Liu(2), Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Vice President of the Funds Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

44 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 45

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

46 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund, and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 47

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by

48 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 49

noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating

50 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 51

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

52 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TWA-0152-0222

FEB    02.28.22

SEMI-ANNUAL REPORT

AB WEALTH APPRECIATION STRATEGY

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 1

SEMI-ANNUAL REPORT

April 5, 2022

This report provides management’s discussion of fund performance for the AB Wealth Appreciation Strategy for the semi-annual reporting period ended February 28, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF FEBRUARY 28, 2022 (unaudited)

	6 Months	12 Months

AB WEALTH APPRECIATION STRATEGY

Class A Shares	-5.54%	8.50%

Class C Shares	-5.87%	7.69%

Advisor Class Shares[1]	-5.41%	8.75%

Class R Shares[1]	-5.75%	7.98%

Class K Shares[1]	-5.62%	8.29%

MSCI ACWI (net)	-5.26%	7.81%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended February 28, 2022.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges, as the market declined. Weak sector selection offset positive stock selection, and the Fund’s overweight to smaller-capitalization stocks detracted, relative to the benchmark. The Fund’s modest underweight to the energy sector was the largest detractor as oil prices rose sharply on supply shortages caused by the horrific events of Russia’s invasion of Ukraine and increased demand as the global economy continued to reopen. Weaker stock selection in financials and consumer staples was offset by continued positive stock selection in industrials.

During the 12-month period, all share classes except Class C outperformed the benchmark, before sales charges. For the period, stock selection was the primary driver of relative returns. Country and currency selection were also positive contributors, while negative sector selection

2 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

offset some of the outperformance. The Fund’s overweight to smaller-cap stocks was a headwind as larger-cap stocks outperformed in the period, although positive stock selection across all regions and market-capitalization categories added. Positive stock selection came from the more cyclically sensitive parts of the market, as the global economy continued to recover from the prior year’s pandemic shutdowns. Strong stock selection within communication services, industrials and consumer discretionary more than offset some modestly weaker selection in utilities and materials. An underweight to the energy sector and an overweight to consumer discretionary detracted from returns.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities lost ground during the six-month period ended February 28, 2022. Accommodative monetary policy continued to support an accelerating economic recovery, but—despite generally strong corporate earnings and economic data—equity markets experienced a dramatic increase in volatility later in the period. Persistent high inflation and tightening monetary policy, especially in the US, dampened investor sentiment. The situation was exacerbated by Russia’s invasion of Ukraine in late February, which triggered both the imposition of severe economic sanctions on Russia and a general flight to safe haven assets, including the US dollar and US government bonds. Equity markets recovered some ground late in the month, on speculation that the Russia/Ukraine war might prompt the US Federal Reserve to slow the normalization of monetary policy, but the fear of stalling economic growth weighed on equity prices. Against a backdrop of rising interest rates, value-oriented stocks outperformed growth-oriented stocks, which ended in negative territory. Both large- and small-cap stocks declined, but large-cap stocks outperformed small-cap stocks by a wide margin.

Throughout the reporting period, the Fund maintained a balanced approach with exposure across many parts of the world. The Fund continues to feature US and non-US large-cap stocks designed to provide stable participation in global equity markets as well as exposure to emerging markets and global smaller-cap stocks to provide higher returns. The Fund also remains style balanced, with equal exposures to growth, value and core styles of investing, which is intended to help the Fund seek to generate active returns across the full economic cycle.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 3

higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio focuses on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so. The Fund is managed without regard to tax considerations.

4 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	8.50%	3.87%

5 Years	10.47%	9.52%

10 Years	8.88%	8.41%

CLASS C SHARES

1 Year	7.69%	6.69%

5 Years	9.65%	9.65%

10 Years[1]	8.07%	8.07%

ADVISOR CLASS SHARES[2]

1 Year	8.75%	8.75%

5 Years	10.74%	10.74%

10 Years	9.16%	9.16%

CLASS R SHARES[2]

1 Year	7.98%	7.98%

5 Years	9.96%	9.96%

10 Years	8.41%	8.41%

CLASS K SHARES[2]

1 Year	8.29%	8.29%

5 Years	10.31%	10.31%

10 Years	8.75%	8.75%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.37%, 2.13%, 1.12%, 1.84% and 1.53% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.02%, 1.77%, 0.77%, 1.49% and 1.18% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2022. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	1.78%

5 Years	9.57%

10 Years	8.42%

CLASS C SHARES

1 Year	4.46%

5 Years	9.69%

10 Years[1]	8.08%

ADVISOR CLASS SHARES[2]

1 Year	6.56%

5 Years	10.80%

10 Years	9.17%

CLASS R SHARES[2]

1 Year	5.80%

5 Years	10.02%

10 Years	8.42%

CLASS K SHARES[2]

1 Year	6.11%

5 Years	10.36%

10 Years	8.75%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2021	Ending Account Value February 28, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$944.60	$3.09	0.64%	$4.87	1.01%
Hypothetical**	$1,000	$1,021.62	$3.21	0.64%	$5.06	1.01%
Class C
Actual	$1,000	$941.30	$6.74	1.40%	$8.52	1.77%
Hypothetical**	$1,000	$1,017.85	$7.00	1.40%	$8.85	1.77%
Advisor Class
Actual	$1,000	$945.90	$1.88	0.39%	$3.67	0.76%
Hypothetical**	$1,000	$1,022.86	$1.96	0.39%	$3.81	0.76%
Class R
Actual	$1,000	$942.50	$5.30	1.10%	$7.08	1.47%
Hypothetical**	$1,000	$1,019.34	$5.51	1.10%	$7.35	1.47%
Class K
Actual	$1,000	$943.80	$3.81	0.79%	$5.59	1.16%
Hypothetical**	$1,000	$1,020.88	$3.96	0.79%	$5.81	1.16%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

February 28, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,264.9

1

All data are as of February 28, 2022. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 11

PORTFOLIO OF INVESTMENTS

February 28, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 55.1%
Information Technology – 15.6%
Electronic Equipment, Instruments & Components – 0.4%
CDW Corp./DE	27,316	$4,710,917

IT Services – 2.7%
FleetCor Technologies, Inc.(a)	14,746	3,453,513
Genpact Ltd.	136,585	5,714,717
PayPal Holdings, Inc.(a)	33,450	3,744,059
Visa, Inc. – Class A	99,036	21,403,660

		34,315,949

Semiconductors & Semiconductor Equipment – 3.0%
Analog Devices, Inc.	34,912	5,596,045
KLA Corp.	12,642	4,405,737
NVIDIA Corp.	45,741	11,153,943
NXP Semiconductors NV	33,336	6,337,840
QUALCOMM, Inc.	59,507	10,234,609

		37,728,174

Software – 6.5%
Adobe, Inc.(a)	18,665	8,729,247
Microsoft Corp.	181,849	54,334,663
NortonLifeLock, Inc.	298,673	8,655,544
Oracle Corp.	102,656	7,798,776
ServiceNow, Inc.(a)	6,019	3,490,538

		83,008,768

Technology Hardware, Storage & Peripherals – 3.0%
Apple, Inc.	200,566	33,117,458
Western Digital Corp.(a)	93,263	4,750,817

		37,868,275

		197,632,083

Health Care – 7.8%
Biotechnology – 1.0%
Regeneron Pharmaceuticals, Inc.(a)	7,169	4,433,023
Vertex Pharmaceuticals, Inc.(a)	33,456	7,695,549

		12,128,572

Health Care Equipment & Supplies – 2.1%
Align Technology, Inc.(a)	8,841	4,521,818
Edwards Lifesciences Corp.(a)	54,612	6,136,750
Medtronic PLC	103,612	10,878,224
Zimmer Biomet Holdings, Inc.	44,668	5,681,323

		27,218,115

Health Care Providers & Services – 2.7%
Anthem, Inc.	21,214	9,585,546

12 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

UnitedHealth Group, Inc.	52,490	$24,978,416

		34,563,962

Pharmaceuticals – 2.0%
Johnson & Johnson	28,836	4,745,540
Roche Holding AG (Sponsored ADR)	260,433	12,300,251
Zoetis, Inc.	41,178	7,974,120

		25,019,911

		98,930,560

Consumer Discretionary – 6.5%
Auto Components – 0.3%
Goodyear Tire & Rubber Co. (The)(a)	252,773	3,915,454

Automobiles – 0.5%
Stellantis NV	340,173	6,218,362

Internet & Direct Marketing Retail – 2.6%
Amazon.com, Inc.(a)	8,258	25,362,465
eBay, Inc.	80,591	4,399,463
Etsy, Inc.(a)	19,021	2,946,163

		32,708,091

Specialty Retail – 2.1%
AutoZone, Inc.(a)	3,982	7,420,019
Home Depot, Inc. (The)	48,459	15,304,806
TJX Cos., Inc. (The)	63,492	4,196,821

		26,921,646

Textiles, Apparel & Luxury Goods – 1.0%
Deckers Outdoor Corp.(a)	8,852	2,555,041
NIKE, Inc. – Class B	71,458	9,757,590

		12,312,631

		82,076,184

Communication Services – 6.3%
Diversified Telecommunication Services – 0.9%
Comcast Corp. – Class A	233,898	10,937,071

Entertainment – 0.4%
Take-Two Interactive Software, Inc.(a)	34,674	5,617,188

Interactive Media & Services – 4.5%
Alphabet, Inc. – Class C(a)	15,118	40,785,643
Meta Platforms, Inc. – Class A(a)	74,555	15,733,341

		56,518,984

Wireless Telecommunication Services – 0.5%
T-Mobile US, Inc.(a)	57,043	7,028,268

		80,101,511

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 5.7%
Banks – 2.9%
Bank of America Corp.	343,047	$15,162,678
PNC Financial Services Group, Inc. (The)	29,673	5,912,345
Wells Fargo & Co.	282,591	15,081,882

		36,156,905

Capital Markets – 2.0%
CME Group, Inc. – Class A	11,340	2,682,250
Goldman Sachs Group, Inc. (The)	44,493	15,185,016
LPL Financial Holdings, Inc.	41,458	7,501,825

		25,369,091

Insurance – 0.8%
Progressive Corp. (The)	54,283	5,750,198
Willis Towers Watson PLC	22,733	5,053,546

		10,803,744

		72,329,740

Industrials – 5.4%
Aerospace & Defense – 0.9%
Raytheon Technologies Corp.	115,427	11,854,353

Construction & Engineering – 0.6%
AECOM	102,801	7,469,521

Electrical Equipment – 1.3%
Eaton Corp. PLC	57,380	8,853,160
Regal Rexnord Corp.	47,256	7,577,500

		16,430,660

Machinery – 0.5%
Oshkosh Corp.	50,083	5,561,216

Professional Services – 0.8%
Booz Allen Hamilton Holding Corp.	62,074	5,008,751
Robert Half International, Inc.	43,526	5,235,742

		10,244,493

Road & Rail – 1.3%
CSX Corp.	320,934	10,882,872
Knight-Swift Transportation Holdings, Inc.	108,256	5,897,787

		16,780,659

		68,340,902

Consumer Staples – 3.2%
Beverages – 1.1%
Coca-Cola Co. (The)	170,629	10,619,949
Constellation Brands, Inc. – Class A	18,406	3,968,702

		14,588,651

Food & Staples Retailing – 1.4%
Costco Wholesale Corp.	9,856	5,117,728
Walmart, Inc.	91,578	12,377,682

		17,495,410

14 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Products – 0.7%
Procter & Gamble Co. (The)	56,092	$8,744,182

		40,828,243

Real Estate – 1.6%
Equity Real Estate Investment Trusts (REITs) – 1.6%
American Campus Communities, Inc.	89,019	4,790,112
American Tower Corp.	19,463	4,415,571
Mid-America Apartment Communities, Inc.	22,001	4,501,625
Prologis, Inc.	40,085	5,846,397

		19,553,705

Energy – 1.5%
Oil, Gas & Consumable Fuels – 1.5%
Chevron Corp.	63,612	9,160,128
EOG Resources, Inc.	79,470	9,132,692

		18,292,820

Utilities – 0.9%
Electric Utilities – 0.9%
American Electric Power Co., Inc.	84,421	7,652,764
NextEra Energy, Inc.	47,930	3,751,481

		11,404,245

Materials – 0.6%
Chemicals – 0.6%
Linde PLC(a)	26,975	7,910,149

Total Common Stocks (cost $453,501,258)		697,400,142

INVESTMENT COMPANIES – 43.8%
Funds and Investment Trusts – 43.8%(b)(c)
AB Discovery Growth Fund, Inc. – Class Z(a)	2,723,095	33,140,060
AB Trust – AB Discovery Value Fund – Class Z	1,662,682	39,771,350
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	5,724,104	68,918,209
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	28,158,349	352,260,949
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	1,977,047	27,836,816
Sanford C Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	1,095,313	31,775,040

Total Investment Companies (cost $531,547,059)		553,702,424

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(b)(c)(d) (cost $5,025,368)	5,025,368	$5,025,368

Total Investments – 99.3% (cost $990,073,685)		1,256,127,934
Other assets less liabilities – 0.7%		8,738,895

Net Assets – 100.0%		$1,264,866,829

(a)	Non-income producing security.

(b)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment trust

See notes to financial statements.

16 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

February 28, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $453,501,258)	$697,400,142
Affiliated issuers (cost $536,572,427)	558,727,792
Foreign currencies, at value (cost $242,736)	257,639
Receivable for investment securities sold	58,802,000
Unaffiliated dividends receivable	811,122
Receivable for shares of beneficial interest sold	93,270
Affiliated dividends receivable	39
Other assets	18,691

Total assets	1,316,110,695

Liabilities
Payable for investment securities purchased	49,841,190
Payable for shares of beneficial interest redeemed	651,620
Advisory fee payable	295,492
Distribution fee payable	83,136
Transfer Agent fee payable	43,425
Administrative fee payable	15,621
Trustees’ fees payable	8,871
Accrued expenses	304,511

Total liabilities	51,243,866

Net Assets	$1,264,866,829

Composition of Net Assets
Shares of beneficial interest, at par	$659
Additional paid-in capital	956,555,128
Distributable earnings	308,311,042

Net Assets	$1,264,866,829

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$382,596,967	19,885,277	$19.24	*

C	$6,736,940	346,074	$19.47

Advisor	$863,999,689	45,066,743	$19.17

R	$2,215,584	115,739	$19.14

K	$9,317,649	487,749	$19.10

*	The maximum offering price per share for Class A shares was $20.09 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 17

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2022 (unaudited)

Investment Income
Dividends
Affiliated issuers	$17,581,974
Unaffiliated issuers (net of foreign taxes withheld of $6,409)	4,123,373
Securities lending income	2,958	$21,708,305

Expenses
Advisory fee (see Note B)	4,406,189
Distribution fee—Class A	511,294
Distribution fee—Class C	36,708
Distribution fee—Class R	5,832
Distribution fee—Class K	12,720
Transfer agency—Class A	92,179
Transfer agency—Class C	1,978
Transfer agency—Advisor Class	208,872
Transfer agency—Class R	3,033
Transfer agency—Class K	10,176
Custody and accounting	79,571
Administrative	43,964
Registration fees	36,900
Printing	32,062
Audit and tax	28,807
Legal	21,434
Trustees’ fees	17,663
Miscellaneous	28,884

Total expenses	5,578,266
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,361,045)

Net expenses		3,217,221

Net investment income		18,491,084

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Affiliated Underlying Portfolios		2,539,840
Investment transactions		32,552,564
Foreign currency transactions		125
Net realized gain distributions from Affiliated Underlying Portfolios		24,655,365
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		(92,310,189)
Investments		(59,576,751)
Foreign currency denominated assets and liabilities		(2,934)

Net loss on investment and foreign currency transactions		(92,141,980)

Net Decrease in Net Assets from Operations		$(73,650,896)

See notes to financial statements.

18 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$18,491,084	$9,595,310
Net realized gain on investment and foreign currency transactions	35,092,529	83,861,379
Net realized gain distributions from Affiliated Underlying Portfolios	24,655,365	5,021,276
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(151,889,874)	257,114,648
Contributions from Affiliates (see Note B)	– 0	–	8,544

Net increase (decrease) in net assets from operations	(73,650,896)	355,601,157
Distributions to Shareholders
Class A	(33,948,474)	(10,399,971)
Class C	(515,872)	(287,019)
Advisor Class	(79,324,605)	(27,251,883)
Class R	(189,307)	(49,181)
Class K	(871,487)	(244,459)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	38,676,950	(149,863,806)

Total increase (decrease)	(149,823,691)	167,504,838
Net Assets
Beginning of period	1,414,690,520	1,247,185,682

End of period	$1,264,866,829	$1,414,690,520

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 19

NOTES TO FINANCIAL STATEMENTS

February 28, 2022 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R and Class K shares. Class B, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

20 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 21

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input,

22 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$697,400,142		$	– 0	–	$	– 0	–	$697,400,142
Investment Companies	553,702,424			– 0	–		– 0	–	553,702,424
Short-Term Investments	5,025,368			– 0	–		– 0	–	5,025,368

Total Investments in Securities	1,256,127,934			– 0	–		– 0	–	1,256,127,934
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,256,127,934		$	– 0	–	$	– 0	–	$1,256,127,934

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 23

NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from

24 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended February 28, 2022, the reimbursement for such services amounted to $43,964.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $122,011 for the six months ended February 28, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,392 from the sale of Class A shares and received $382 and $295 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 28, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until December 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 28, 2022, such waiver amounted to $973.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 25

NOTES TO FINANCIAL STATEMENTS (continued)

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2022. For the six months ended February 28, 2022, such waivers and/or reimbursements amounted to $2,360,072.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 28, 2022 is as follows:

									Distributions
Fund	Market Value 8/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./ (Depr.) (000)		Market Value 2/28/22 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$178	$57,363	$52,516	$	– 0 –	$	– 0 –	$5,025	$0	*	$	– 0 –
AB Discovery Growth Fund, Inc.	46,132	5,774	5,576		373		(13,563)	33,140	733			5,041
AB Trust—AB Discovery Value Fund	45,559	4,115	6,194		683		(4,392)	39,771	3,205			910
Bernstein Fund, Inc.:
International Small Cap Portfolio	84,230	3,070	7,381		(67)		(10,933)	68,919	1,648			1,422
International Strategic Equities Portfolio	438,133	24,160	57,612		1,013		(53,433)	352,261	11,087			13,073
Small Cap Core Portfolio	33,157	1,855	3,925		714		(3,964)	27,837	43			1,812
Sanford C. Bernstein Fund, Inc.—
Emerging Markets Portfolio	37,313	3,263	2,600		(176)		(6,025)	31,775	866			2,397
Government Money Market Portfolio**	– 0 –	16,899	16,899		– 0 –		– 0 –	– 0 –	– 0 –			– 0 –

Total					$2,540		$(92,310)	$558,728	$17,582			$24,655

*	Amount is less than $500.

**	Investments of cash collateral for securities lending transactions (see Note E).

26 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended August 31, 2021, the Adviser reimbursed the Fund $8,544 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to ..50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and ..25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$154,544,777		$195,889,784
U.S. government securities	– 0	–	– 0	–

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 27

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$271,619,328
Gross unrealized depreciation	(5,565,079)

Net unrealized appreciation	$266,054,249

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended February 28, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the

28 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 29

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the six months ended February 28, 2022 is as follows:

Market Value of Securities on Loan*			Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers	Government Money Market Portfolio
										Income Earned	Advisory Fee Waived
$	– 0	–	$	– 0	–	$	– 0	–	$2,922	$36	$	– 0	–

*	As of February 28, 2022.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021	Six Months Ended February 28,2022 (unaudited)	Year Ended August 31, 2021

Class A
Shares sold	174,953	287,997	$3,703,732	$5,633,614

Shares issued in reinvestment of dividends and distributions	1,563,099	534,181	31,855,963	9,748,848

Shares converted from Class C	28,523	526,068	609,530	10,598,927

Shares redeemed	(1,071,973)	(2,477,281)	(22,665,267)	(48,189,697)

Net increase (decrease)	694,602	(1,129,035)	$13,503,958	$(22,208,308)

Class C
Shares sold	11,163	25,458	$232,324	$500,282

Shares issued in reinvestment of dividends and distributions	24,495	14,813	505,821	272,558

Shares converted to Class A	(28,352)	(524,010)	(609,530)	(10,598,927)

Shares redeemed	(21,961)	(104,463)	(467,152)	(2,021,069)

Net decrease	(14,655)	(588,202)	$(338,537)	$(11,847,156)

30 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021	Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31, 2021

Advisor Class
Shares sold	1,275,673	2,748,034	$26,921,550	$53,467,404

Shares issued in reinvestment of dividends and distributions	3,615,944	1,447,054	73,367,502	26,307,441

Shares redeemed	(3,552,128)	(9,975,132)	(74,878,362)	(195,227,016)

Net increase (decrease)	1,339,489	(5,780,044)	$25,410,690	$(115,452,171)

Class R
Shares sold	12,123	9,231	$250,341	$181,767

Shares issued in reinvestment of dividends and distributions	9,330	2,704	189,304	49,180

Shares redeemed	(12,392)	(12,506)	(248,980)	(240,323)

Net increase (decrease)	9,061	(571)	$190,665	$(9,376)

Class K
Shares sold	19,033	52,523	$384,373	$1,016,484

Shares issued in reinvestment of dividends and distributions	43,057	13,476	871,480	244,457

Shares redeemed	(65,608)	(85,282)	(1,345,679)	(1,607,736)

Net decrease	(3,518)	(19,283)	$(89,826)	$(346,795)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 31

NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative

32 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 33

NOTES TO FINANCIAL STATEMENTS (continued)

intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$17,132,564	$16,856,078
Net long-term capital gains	21,099,949	34,877,095

Total taxable distributions	$38,232,513	$51,733,173

As of August 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,881,869
Undistributed capital gains	72,824,481
Unrealized appreciation/(depreciation)	415,105,333	(a)

Total accumulated earnings/(deficit)	$496,811,683

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2021, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

34 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 35

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 22.18	$ 17.50	$ 16.11	$ 16.99	$ 16.27	$ 15.06

Income From Investment Operations

Net investment income(a)(b)	.27	.11	.19	.21	.17	.48

Net realized and unrealized gain (loss) on investment transactions	(1.40)	5.10	1.86	(.58)	1.77	1.58

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.13)	5.21	2.05	(.37)	1.94	2.06

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.22)	(.20)	(.16)	(.43)	(.48)

Distributions from net realized gain on investment transactions	(1.55)	(.31)	(.46)	(.35)	(.79)	(.37)

Total dividends and distributions	(1.81)	(.53)	(.66)	(.51)	(1.22)	(.85)

Net asset value, end of period	$ 19.24	$ 22.18	$ 17.50	$ 16.11	$ 16.99	$ 16.27

Total Return

Total investment return based on net asset value(d)*	(5.54)%	30.41%	12.85%	(1.78)%	12.21%	14.35%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$382,597	$425,623	$355,496	$350,232	$393,100	$386,168

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.64	%^	.64%	.64%	.64%	.64%	.85%

Expenses, before waivers/reimbursements(e)‡	.99	%^	.99%	1.01%	1.01%	1.01%	1.01%

Net investment income(b)	2.56	%^	.55%	1.20%	1.34%	1.02%	3.14%

Portfolio turnover rate	11%	15%	18%	20%	22%	111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.37	%^	.38%	.40%	.40%	.40%	.34%

See footnote summary on page 41.

36 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 22.24	$ 17.52	$ 16.10	$ 16.91	$ 16.15	$ 14.95

Income From Investment Operations

Net investment income (loss)(a)(b)	.19	(.02)	.08	.10	.06	.36

Net realized and unrealized gain (loss) on investment transactions	(1.41)	5.10	1.84	(.56)	1.73	1.57

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.22)	5.08	1.92	(.46)	1.79	1.93

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.05)	(.04)	(.00	)(c)	(.24)	(.36)

Distributions from net realized gain on investment transactions	(1.55)	(.31)	(.46)	(.35)	(.79)	(.37)

Total dividends and distributions	(1.55)	(.36)	(.50)	(.35)	(1.03)	(.73)

Net asset value, end of period	$ 19.47	$ 22.24	$ 17.52	$ 16.10	$ 16.91	$ 16.15

Total Return

Total investment return based on net asset value(d)*	(5.87)%	29.39%	11.98%	(2.46)%	11.31%	13.45%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,737	$8,023	$16,621	$23,546	$38,133	$55,532

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.40	%^	1.39%	1.39%	1.40%	1.39%	1.62%

Expenses, before waivers/reimbursements(e)‡	1.75	%^	1.75%	1.76%	1.76%	1.77%	1.76%

Net investment income (loss)(b)	1.77	%^	(.10)%	.50%	.64%	.34%	2.38%

Portfolio turnover rate	11%	15%	18%	20%	22%	111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.37	%^	.38%	.40%	.40%	.40%	.34%

See footnote summary on page 41.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 22.13	$ 17.46	$ 16.08	$ 16.96	$ 16.25	$ 15.04

Income From Investment Operations

Net investment income(a)(b)	.30	.16	.23	.25	.21	.52

Net realized and unrealized gain (loss) on investment transactions	(1.40)	5.08	1.85	(.57)	1.76	1.58

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.10)	5.24	2.08	(.32)	1.97	2.10

Less: Dividends and Distributions

Dividends from net investment income	(.31)	(.26)	(.24)	(.21)	(.47)	(.52)

Distributions from net realized gain on investment transactions	(1.55)	(.31)	(.46)	(.35)	(.79)	(.37)

Total dividends and distributions	(1.86)	(.57)	(.70)	(.56)	(1.26)	(.89)

Net asset value, end of period	$ 19.17	$ 22.13	$ 17.46	$ 16.08	$ 16.96	$ 16.25

Total Return

Total investment return based on net asset value(d)*	(5.41)%	30.73%	13.08%	(1.49)%	12.44%	14.66%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$863,999	$967,876	$864,334	$869,353	$931,834	$857,397

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.39	%^	.39%	.39%	.39%	.39%	.60%

Expenses, before waivers/reimbursements(e)‡	.74	%^	.74%	.76%	.76%	.76%	.76%

Net investment income(b)	2.81	%^	.81%	1.44%	1.58%	1.26%	3.39%

Portfolio turnover rate	11%	15%	18%	20%	22%	111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.37	%^	.38%	.40%	.40%	.40%	.34%

See footnote summary on page 41.

38 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 22.03	$ 17.40	$ 15.99	$ 16.84	$ 16.14	$ 14.94

Income From Investment Operations

Net investment income(a)(b)	.22	.02	.11	.15	.10	.41

Net realized and unrealized gain (loss) on investment transactions	(1.39)	5.07	1.84	(.57)	1.73	1.57

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.17)	5.09	1.95	(.42)	1.83	1.98

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.15)	(.08)	(.08)	(.34)	(.41)

Distributions from net realized gain on investment transactions	(1.55)	(.31)	(.46)	(.35)	(.79)	(.37)

Total dividends and distributions	(1.72)	(.46)	(.54)	(.43)	(1.13)	(.78)

Net asset value, end of period	$ 19.14	$ 22.03	$ 17.40	$ 15.99	$ 16.84	$ 16.14

Total Return

Total investment return based on net asset value(d)*	(5.75)%	29.78%	12.31%	(2.17)%	11.62%	13.88%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,216	$2,351	$1,866	$2,248	$2,898	$3,308

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.10	%^	1.11%	1.09%	1.10%	1.09%	1.30%

Expenses, before waivers/reimbursements(e)‡	1.45	%^	1.46%	1.46%	1.46%	1.47%	1.46%

Net investment income(b)	2.15	%^	.09%	.69%	.93%	.59%	2.67%

Portfolio turnover rate	11%	15%	18%	20%	22%	111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.37	%^	.38%	.40%	.40%	.40%	.34%

See footnote summary on page 41.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended February 28, 2022 (unaudited)	Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 22.02	$ 17.37	$ 16.00	$ 16.87	$ 16.17	$ 14.97

Income From Investment Operations

Net investment income(a)(b)	.26	.08	.17	.19	.15	.48

Net realized and unrealized gain (loss) on investment transactions	(1.40)	5.07	1.83	(.57)	1.75	1.55

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.14)	5.15	2.00	(.38)	1.90	2.03

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.19)	(.17)	(.14)	(.41)	(.46)

Distributions from net realized gain on investment transactions	(1.55)	(.31)	(.46)	(.35)	(.79)	(.37)

Total dividends and distributions	(1.78)	(.50)	(.63)	(.49)	(1.20)	(.83)

Net asset value, end of period	$ 19.10	$ 22.02	$ 17.37	$ 16.00	$ 16.87	$ 16.17

Total Return

Total investment return based on net asset value(d)*	(5.62)%	30.24%	12.63%	(1.90)%	12.01%	14.22%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,318	$10,818	$8,869	$10,672	$11,729	$12,527

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.79	%^	.80%	.78%	.79%	.78%	.99%

Expenses, before waivers/reimbursements(e)‡	1.14	%^	1.15%	1.15%	1.15%	1.16%	1.14%

Net investment income(b)	2.52	%^	.39%	1.08%	1.19%	.92%	3.18%

Portfolio turnover rate	11%	15%	18%	20%	22%	111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.37	%^	.38%	.40%	.40%	.40%	.34%

See footnote summary on page 41.

40 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 28, 2022 and the years ended August 31, 2021, August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .35% (annualized), .35%, .37%, .36%, .37% and .16%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .05% and .05%, respectively.

^	Annualized.

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 41

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Ding Liu(2), Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Vice President of the Funds Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

42 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 43

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

44 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Wealth Appreciation Strategy (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 45

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by

46 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 47

noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating

48 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 49

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

50 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 51

NOTES

52 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

AB WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

WA-0152-0222

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Onur Erzan
Onur Erzan
President

Date: April 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: April 26, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: April 26, 2022